                               The MainStay Funds

                        Supplement dated January 1, 2004
                      to the Prospectus dated May 1, 2003

Effective January 1, 2004, this Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

1. BLUE CHIP GROWTH FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 14.51%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 9 OF THE PROSPECTUS WITH RESPECT TO THE BLUE CHIP GROWTH FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.89%           0.89%           0.89%

  Total Annual Fund Operating Expenses                               2.14%           2.89%           2.89%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

                                                                 MS16-01/04

THE MAINSTAY FUNDS

distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  755      $  292               $  792               $  292               $  392

   3 Years         $1,183      $  895               $1,195               $  895               $  895



   5 Years         $1,636      $1,523               $1,723               $1,523               $1,523

  10 Years         $2,886      $3,037               $3,037               $3,214               $3,214




2. CAPITAL APPRECIATION FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 13.92%.

THE FOLLOWING IS ADDED AS A NEW FOOTNOTE TO THE "AVERAGE ANNUAL RETURNS" TABLE ON PAGE 11 OF THE PROSPECTUS WITH RESPECT TO THE CAPITAL APPRECIATION FUND:

     No performance information is provided for Class I shares as that class had not yet commenced operations prior to the date of this Prospectus. The Class I shares would have had similar annual returns to the Class B shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class I shares will differ.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 12 OF THE PROSPECTUS WITH RESPECT TO THE CAPITAL APPRECIATION FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                              CLASS
                                                             CLASS A         CLASS B         CLASS C            I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         5.50%            None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)                    None           5.00%           1.00%            None

  Exchange Fee                                                 None(2)         None(2)         None(2)         None(2)



  Maximum Account Fee                                          None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                          0.56%           0.56%           0.56%           0.56%

  Distribution and/or Service (12b-1) Fees(4)                 0.25%           1.00%           1.00%            None



  Other Expenses(5)                                           0.49%           0.49%           0.49%           0.32%

  Total Annual Fund Operating Expenses                        1.30%           2.05%           2.05%           0.88%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million, 0.65% from $200 million to $500 million and 0.50% in excess of $500 million.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     5 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B and C shares are actual expenses incurred by those classes for the fiscal period ended October 31, 2003. Other Expenses shown for Class I shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase.

                                                              THE MAINSTAY FUNDS

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                                                                                                                  CLASS
                  CLASS A                    CLASS B                                   CLASS C                      I
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  675      $  208               $  708               $  208               $  308              $   90

   3 Years         $  939      $  643               $  943               $  643               $  643              $  281



   5 Years         $1,224      $1,103               $1,303               $1,103               $1,103              $  488

  10 Years         $2,032      $2,187               $2,187               $2,379               $2,379              $1,084




3. EQUITY INDEX FUND

AS OF SEPTEMBER 30, 2003, THE CLASS A SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 13.86%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 17 OF THE PROSPECTUS WITH RESPECT TO THE EQUITY INDEX FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                3.00%



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None

  Exchange Fee                                                        None(2)



  Maximum Account Fee                                                 None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee                                                     0.50%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%



  Other Expenses                                                     0.29%

  Total Annual Fund Operating Expenses                               1.04%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

THE MAINSTAY FUNDS

     distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

  EXPENSES AFTER  CLASS A
   1 Year          $  403

   3 Years         $  621



   5 Years         $  857

   10 Years        $1,533




4. MID CAP GROWTH FUND

THE FOLLOW INFORMATION IS ADDED BEFORE THE LAST SENTENCE IN THE FIRST PARAGRAPH UNDER "PRINCIPAL RISKS" ON PAGE 18 OF THE PROSPECTUS WITH RESPECT TO THE MID CAP GROWTH FUND:

     Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 27.04%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 21 OF THE PROSPECTUS WITH RESPECT TO THE MID CAP GROWTH FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.75%           0.75%           0.75%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.95%           0.95%           0.95%

  Total Annual Fund Operating Expenses(3)                            1.95%           2.70%           2.70%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and C shares. As a result, for the fiscal period ended October 31, 2003, the management fee paid was 0.30%, and total annual fund operating expenses were 1.50% for Class A shares and 2.25% for Class B and C shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

                                                              THE MAINSTAY FUNDS

     distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  737      $  273               $  773               $  273               $  373

   3 Years         $1,129      $  838               $1,138               $  838               $  838



   5 Years         $1,544      $1,430               $1,630               $1,430               $1,430

   10 Years        $2,700      $2,851               $2,851               $3,032               $3,032




5. SELECT 20 FUND

ALL REFERENCES IN THE PROSPECTUS TO THE MAINSTAY SELECT 20 FUND ARE HEREBY DELETED.

6. SMALL CAP GROWTH FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 21.70%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 29 OF THE PROSPECTUS WITH RESPECT TO THE SMALL CAP GROWTH FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.87%           0.87%           0.87%

  Total Annual Fund Operating Expenses                               2.12%           2.87%           2.87%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

THE MAINSTAY FUNDS

     distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  753      $  290               $  790               $  290               $  390

   3 Years         $1,177      $  889               $1,189               $  889               $  889



   5 Years         $1,626      $1,513               $1,713               $1,513               $1,513

   10 Years        $2,867      $3,017               $3,017               $3,195               $3,195




7. SMALL CAP VALUE FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 18.69%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 33 OF THE PROSPECTUS WITH RESPECT TO THE SMALL CAP VALUE FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.69%           0.69%           0.69%

  Total Annual Fund Operating Expenses(3)                            1.94%           2.69%           2.69%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.90% of average daily net assets for Class A shares and 2.65% of average daily net assets for Class B and C shares. As a result, for the fiscal period ended October 31, 2003, the management fee paid was 0.96%, and total annual fund operating expenses were 1.90% for Class A shares and 2.65% for Class B and C shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

                                                              THE MAINSTAY FUNDS

     distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  736      $  272               $  772               $  272               $  372

   3 Years         $1,126      $  835               $1,135               $  835               $  835



   5 Years         $1,539      $1,425               $1,625               $1,425               $1,425

   10 Years        $2,690      $2,841               $2,841               $3,022               $3,022




8. U.S. LARGE CAP EQUITY FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 8.21%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 36 OF THE PROSPECTUS WITH RESPECT TO THE U.S. LARGE CAP EQUITY FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.65%           0.65%           0.65%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.92%           0.92%           0.92%

  Total Annual Fund Operating Expenses(3)                            1.82%           2.57%           2.57%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and C shares. As a result, for the fiscal period ended October 31, 2003, the management fee paid was 0.33%, and total annual fund operating expenses were 1.50% for Class A shares and 2.25% for Class B and C shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

THE MAINSTAY FUNDS

     distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  725      $  260               $  760               $  260               $  360

   3 Years         $1,091      $  799               $1,099               $  799               $  799



   5 Years         $1,481      $1,365               $1,565               $1,365               $1,365

   10 Years        $2,570      $2,722               $2,722               $2,905               $2,905




9. CONVERTIBLE FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 11.28%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 41 OF THE PROSPECTUS WITH RESPECT TO THE CONVERTIBLE FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.72%           0.72%           0.72%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.41%           0.41%           0.41%

  Total Annual Fund Operating Expenses                               1.38%           2.13%           2.13%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 The management fee for the Fund is an annual percentage of the Fund's average daily assets as follows: 0.72% up to $500 million, 0.67% from $500 million to $1 billion and 0.62% in excess of $1 billion.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

                                                              THE MAINSTAY FUNDS

     distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  683      $  216               $  716               $  216               $  316

   3 Years         $  963      $  667               $  967               $  667               $  667



   5 Years         $1,264      $1,144               $1,344               $1,144               $1,144

   10 Years        $2,116      $2,271               $2,271               $2,462               $2,462




10. EQUITY INCOME FUND

ALL REFERENCES TO THE "MAINSTAY EQUITY INCOME FUND" IN THE PROSPECTUS SHALL BE DEEMED TO REFER TO THE "MAINSTAY MID CAP VALUE FUND."

THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE FIRST SENTENCE OF THE SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 42 OF THE PROSPECTUS WITH RESPECT TO THE MID CAP VALUE FUND:

     The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap Value Index. As of the date of this Prospectus, the market capitalizations of companies in this index range from $900 million to $12 billion.

THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE SECOND SENTENCE OF THE FIRST PARAGRAPH UNDER THE SECTION ENTITLED "INVESTMENT PROCESS" ON PAGE 42 OF THE PROSPECTUS WITH RESPECT TO THE MID CAP VALUE FUND:

     The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including:

     - relative valuation

     - prospects for future earnings growth

     - ability to grow dividends, and

     - corporate management.

THE FOLLOWING IS ADDED TO THE END OF THE FIRST PARAGRAPH UNDER THE SECTION ENTITLED "PRINCIPAL RISKS" ON PAGE 42 OF THE PROSPECTUS WITH RESPECT TO THE MID CAP VALUE FUND:

     Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500 Index.

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 12.52%.

THE FOLLOWING IS ADDED AS A NEW FOOTNOTE TO THE "AVERAGE ANNUAL RETURNS" TABLE ON PAGE 44 OF THE PROSPECTUS WITH RESPECT TO THE MID CAP VALUE FUND:

     No performance information is provided for Class I, R1 and R2 shares as those classes had not yet commenced operations prior to the date of this Prospectus. The Class I, R1 and R2 shares would have had similar annual returns to the Class B shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class I, R1 and R2 shares will differ.

THE MAINSTAY FUNDS

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 45 OF THE PROSPECTUS WITH RESPECT TO THE MID CAP VALUE FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                               CLASS        CLASS         CLASS
                                                       CLASS A      CLASS B      CLASS C         I            R1            R2

  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                   5.50%         None         None         None         None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)              None        5.00%        1.00%        1.00%         None          None

  Exchange Fee                                           None(2)      None(2)      None(2)      None(2)      None(2)       None(2)



  Maximum Account Fee                                    None         None         None         None         None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                    0.70%        0.70%        0.70%        0.70%        0.70%         0.70%

  Distribution and/or Service (12b-1) Fees(4)           0.25%        1.00%        1.00%         None         None         0.25%



  Other Expenses(5)                                     0.59%        0.59%        0.59%        0.39%        0.49%         0.49%

  Total Annual Fund Operating Expenses(3)               1.54%        2.29%        2.29%        1.09%        1.19%         1.44%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.65% of average daily net assets for Class A shares and 2.40% of average daily net assets for Class B and C shares. NYLIM has voluntarily agreed to an equivalent reduction for Class I, R1 and R2 shares to the extent that total annual fund operating expenses exceed 1.20% for Class I, 1.30% for Class R1 and 1.55% for Class R2 shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     5 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B and C shares are actual expenses incurred by that class for the fiscal period ended October 31, 2003. Other Expenses shown for Class I, R1 and R2 shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I, R1 and R2 shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase. In addition, Other Expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                   CLASS                                                                                          CLASS     CLASS
                     A                       CLASS B                                   CLASS C                      I         R1
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  698      $  232               $  732               $  232               $  332             $  111     $  121

   3 Years         $1,010      $  715               $1,015               $  715               $  715             $  347     $  378



   5 Years         $1,343      $1,225               $1,425               $1,225               $1,225             $  601     $  654

   10 Years        $2,284      $2,438               $2,438               $2,626               $2,626             $1,329     $1,443




                   CLASS
                     R2

  Expenses after
   1 Year          $  147
   3 Years         $  456



   5 Years         $  787
   10 Years        $1,724




11. GROWTH OPPORTUNITIES FUND

ALL REFERENCES TO THE "MAINSTAY GROWTH OPPORTUNITIES FUND" IN THE PROSPECTUS SHALL BE DEEMED TO REFER TO THE "MAINSTAY COMMON STOCK FUND."
 10

                                                              THE MAINSTAY FUNDS

THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 46 OF THE PROSPECTUS WITH RESPECT TO THE COMMON STOCK FUND:

     The Fund normally invests at least 80% of its assets in common stocks.

THE FOLLOWING IS ADDED AS A NEW BULLET POINT IN THE SECTION "INVESTMENT PROCESS" ON PAGE 46 OF THE PROSPECTUS WITH RESPECT TO THE COMMON STOCK FUND:

     - The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have large- to mid-cap market capitalizations.

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 10.56%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 48 OF THE PROSPECTUS WITH RESPECT TO THE COMMON STOCK FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.91%           0.91%           0.91%

  Total Annual Fund Operating Expenses(3)                            1.86%           2.61%           2.61%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.65% of average daily net assets for Class A shares and 2.40% of average daily net assets for Class B and C shares. As a result, for the fiscal period ended October 31, 2003, the management fee paid was 0.49%, and total annual fund operating expenses were 1.65% for Class A shares and 2.40% for Class B and C shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

THE MAINSTAY FUNDS

     distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  729      $  264               $  764               $  264               $  364

   3 Years         $1,103      $  811               $1,111               $  811               $  811



   5 Years         $1,500      $1,385               $1,585               $1,385               $1,385

   10 Years        $2,610      $2,762               $2,762               $2,944               $2,944




12. MAP FUND

THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE SECTION ENTITLED "PAST PERFORMANCE" ON PAGE 52 OF THE PROSPECTUS WITH RESPECT TO THE MAP FUND:

     The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows the average annual total returns for Class I shares for the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year (or life of Class) periods compare to those of broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for these classes vary based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from January 1, 1993 through April 30, 1995. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

     Effective November 25, 2002, Jennison and Markston each subadvise an allocated portion of the Fund's assets under the supervision of and as designated by NYLIM from time to time. Prior to that date, Markston was solely responsible for subadvising the Fund's portfolio.

THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE BAR CHART ON PAGE 52 OF THE PROSPECTUS WITH RESPECT TO THE MAP FUND:
[MAP EQUITY FUND BAR CHART]

93                                                                                8.67
94                                                                                2.76
95                                                                               32.50
96                                                                               23.82
97                                                                               27.99
98                                                                               24.23
99                                                                               12.18
00                                                                               16.88
01                                                                                2.36
02                                                                              -19.81

                                                              THE MAINSTAY FUNDS

AS OF SEPTEMBER 30, 2003, THE CLASS I SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 21.74%.

THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE SECTION "BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES" ON PAGE 44 OF THE PROSPECTUS WITH RESPECT TO THE MAP FUND:

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        18.71%             4/98
  Lowest return/worst quarter                                       -15.77%             3/02




THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE "AVERAGE ANNUAL TOTAL RETURNS" TABLE ON PAGE 52 OF THE PROSPECTUS WITH RESPECT TO THE MAP FUND:

     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ended December 31, 2002)

                                                                                               10 YEARS OR
                                                                                    5            LIFE OF
                                                                    1 YEAR        YEARS          CLASS(1)
  MAP Fund(2)
  Return Before Taxes
    Class I                                                         -19.81%       4.96%           11.62%
    Class A                                                         -24.44%       N/A             -0.91%
    Class B                                                         -24.58%       N/A             -0.54%
    Class C                                                         -21.42%       N/A             -0.07%

  Return After Taxes on Distributions(3)
    Class I                                                         -20.11%       3.32%            8.24%



  Return After Taxes on Distributions and Sale of Fund
  Shares(3)
    Class I                                                         -12.14%       3.68%            8.18%

  Russell Midcap(R) Index(4) (reflects no deduction for fees,
  expenses, or taxes)                                               -16.19%      -2.19%            9.92%



  S&P 500(R) Index(5) (reflects no deduction for fees,
  expenses, or taxes)                                               -22.10%      -0.59%            9.34%

     1 Class A, B and C shares were first offered on June 9, 1999.

     2 No performance information is provided for Class R1 or R2 shares as these classes had not yet commenced operations prior to the date of this Prospectus. The Class R1 and R2 shares would have had similar annual returns to the Class I shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class R1 and R2 shares will differ.

     3 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Class A, B and C shares may vary.

     4 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

     5 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

THE MAINSTAY FUNDS

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 53 OF THE PROSPECTUS WITH RESPECT TO THE MAP
FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                               CLASS        CLASS         CLASS
                                                       CLASS A      CLASS B      CLASS C         I            R1            R2

  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                   5.50%         None         None         None         None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)              None        5.00%        1.00%        1.00%         None          None

  Exchange Fee                                           None(2)      None(2)      None(2)      None(2)      None(2)       None(2)



  Maximum Account Fee                                    None         None         None         None         None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                    0.75%        0.75%        0.75%        0.75%        0.75%         0.75%

  Distribution and/or Service (12b-1) Fees(4)           0.25%        1.00%        1.00%         None         None         0.25%



  Other Expenses(5)                                     0.45%        0.45%        0.45%        0.35%        0.45%         0.45%

  Total Annual Fund Operating Expenses(3)               1.45%        2.20%        2.20%        1.10%        1.20%         1.45%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.35% of average daily net assets for Class A shares, 2.10% of average daily net assets for Class B and C shares and 1.00% for Class I shares. For the fiscal period ended October 31, 2003, the management fee paid was 0.65% and total fund operating expenses were 1.35% for Class A shares, 2.10% for Class B and C shares and 1.10% for Class I shares. NYLIM has voluntarily agreed to an equivalent reduction in the management fee on Class R1 and R2 shares. For example, had the Class R1 and R2 shares been offered with the fees and expenses shown above, as a result of the reduction the management fee paid by each class would have been 0.65% and the total annual fund operating expenses would have been 1.10% for Class R1 and 1.35% for Class R2 shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     5 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B and C shares are actual expenses incurred by those classes for the fiscal period ended October 31, 2003. Other Expenses for the Class I shares have been restated to reflect current expenses. Other Expenses shown for Class R1 and R2 shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I, R1 and R2 shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase. In addition, Other Expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                   CLASS                                                                                          CLASS     CLASS
                     A                       CLASS B                                   CLASS C                      I         R1
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  689      $  223               $  723               $  223               $  323             $  112     $  122

   3 Years         $  983      $  688               $  988               $  688               $  688             $  350     $  381



   5 Years         $1,299      $1,180               $1,380               $1,180               $1,180             $  606     $  660

   10 Years        $2,190      $2,344               $2,344               $2,534               $2,534             $1,340     $1,455




                   CLASS
                     R2

  Expenses after
   1 Year          $  148
   3 Years         $  459



   5 Years         $  792
   10 Years        $1,735




                                                              THE MAINSTAY FUNDS

13. RESEARCH VALUE FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 9.03%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 41 OF THE PROSPECTUS WITH RESPECT TO THE RESEARCH VALUE FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.85%           0.85%           0.85%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.85%           0.85%           0.85%

  Total Annual Fund Operating Expenses(3)                            1.95%           2.70%           2.70%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. As a result, for the fiscal period ended October 31, 2003, the management fee paid was 0.60% and the total annual fund operating expenses were 1.70% for Class A shares and 2.45% for Class B and C shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  737      $  273               $  773               $  273               $  373

   3 Years         $1,129      $  838               $1,138               $  838               $  838



   5 Years         $1,544      $1,430               $1,630               $1,430               $1,430

   10 Years        $2,700      $2,851               $2,851               $3,032               $3,032




THE MAINSTAY FUNDS

14. STRATEGIC VALUE FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 16.21%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 61 OF THE PROSPECTUS WITH RESPECT TO THE STRATEGIC VALUE FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.75%           0.75%           0.75%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     1.25%           1.25%           1.25%

  Total Annual Fund Operating Expenses(3)                            2.25%           3.00%           3.00%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. As a result, for the fiscal period ended October 31, 2003, the management fee paid was 0.20% and the total annual fund operating expenses were 1.70% for Class A shares and 2.45% for Class B and C shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  766      $  303               $  803               $  303               $  403

   3 Years         $1,215      $  927               $1,227               $  927               $  927



   5 Years         $1,689      $1,577               $1,777               $1,577               $1,577

   10 Years        $2,993      $3,142               $3,142               $3,318               $3,318




                                                              THE MAINSTAY FUNDS

15. TOTAL RETURN FUND

THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE FIRST PARAGRAPH OF THE SECTION ENTITLED, "INVESTMENT PROCESS--EQUITY INVESTMENTS" ON PAGE 62 OF THE PROSPECTUS WITH RESPECT TO THE TOTAL RETURN FUND:

     Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

THE FOLLOWING IS ADDED TO THE SECTION ENTITLED "PRINCIPAL RISKS" ON PAGE 62 OF THE PROSPECTUS WITH RESPECT TO THE TOTAL RETURN FUND:

     The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 10.47%.

THE FOLLOWING IS ADDED AS A NEW FOOTNOTE TO THE "AVERAGE ANNUAL RETURNS" TABLE ON PAGE 64 OF THE PROSPECTUS WITH RESPECT TO THE TOTAL RETURN FUND:

     No performance information is provided for Class I shares as that class had not yet commenced operations prior to the date of this Prospectus. The Class I shares would have had similar annual returns to the Class B shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class I shares will differ.

IN ADDITION, REFERENCE TO THE "TOTAL RETURN COMPOSITE INDEX" IN THE AVERAGE ANNUAL TOTAL RETURNS TABLE IS CHANGED TO THE "TOTAL RETURN GROWTH COMPOSITE INDEX," AND THE FOLLOWING INDEX IS HEREBY ADDED TO THAT TABLE:

                                                                    1 YEAR          5 YEAR             10 YEARS
  Total Return Core Composite Index(4)                               -9.53%          3.12%               8.85%

     4 The Total Return Core Composite Index is comprised of the Russell 1000 Index(R) and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 65 OF THE PROSPECTUS WITH RESPECT TO THE TOTAL RETURN FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                              CLASS
                                                             CLASS A         CLASS B         CLASS C            I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         5.50%            None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)                    None           5.00%           1.00%            None
  Exchange Fee                                                 None(2)         None(2)         None(2)         None(2)



  Maximum Account Fee                                          None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                          0.62%           0.62%           0.62%           0.62%
  Distribution and/or Service (12b-1) Fees(4)                 0.25%           1.00%           1.00%            None



  Other Expenses(5)                                           0.46%           0.46%           0.46%           0.33%
  Total Annual Fund Operating Expenses                        1.33%           2.08%           2.08%           0.95%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend

THE MAINSTAY FUNDS

     on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.64% up to $500 million and 0.60% in excess of $500 million.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     5 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B, and C shares are actual expenses incurred by those classes for the fiscal period ended October 31, 2003. Other Expenses shown for Class I shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                                                                                                                  CLASS
                  CLASS A                    CLASS B                                   CLASS C                      I
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  678      $  211               $  711               $  211               $  311              $   97

   3 Years         $  948      $  652               $  952               $  652               $  652              $  303



   5 Years         $1,239      $1,119               $1,319               $1,119               $1,119              $  525

   10 Years        $2,063      $2,219               $2,219               $2,410               $2,410              $1,166




16. VALUE FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 11.38%.

THE FOLLOWING IS ADDED AS A NEW FOOTNOTE TO THE "AVERAGE ANNUAL RETURNS" TABLE ON PAGE 68 OF THE PROSPECTUS WITH RESPECT TO THE VALUE FUND:

     No performance information is provided for Class I, R1 and R2 shares as those classes had not yet commenced operations prior to the date of this Prospectus. The Class I, R1 and R2 shares would have had similar annual returns to the Class B shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class I, R1 and R2 shares will differ.

                                                              THE MAINSTAY FUNDS

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 69 OF THE PROSPECTUS WITH RESPECT TO THE VALUE FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                               CLASS        CLASS         CLASS
                                                       CLASS A      CLASS B      CLASS C         I            R1            R2

  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                   5.50%         None         None         None         None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)              None        5.00%        1.00%        1.00%         None          None

  Exchange Fee                                           None(2)      None(2)      None(2)      None(2)      None(2)       None(2)



  Maximum Account Fee                                    None         None         None         None         None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                    0.64%        0.64%        0.64%        0.64%        0.64%         0.64%

  Distribution and/or Service (12b-1) Fees(4)           0.25%        1.00%        1.00%         None         None         0.25%



  Other Expenses(5)                                     0.49%        0.49%        0.49%        0.34%        0.44%         0.44%

  Total Annual Fund Operating Expenses                  1.38%        2.13%        2.13%        0.98%        1.08%         1.33%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million; 0.65% from $200 to $500 million; and 0.50% in excess of $500 million.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     5 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B, and C shares are actual expenses incurred by those classes for the fiscal period ended October 31, 2003. Other Expenses shown for Class I, R1 and R2 shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I, R1 and R2 shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase. In addition, Other Expenses for Class R1 and R2 shares includes shareholder service fees of 0.10%.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                   CLASS                                                                                    CLASS     CLASS
                     A                     CLASS B                                CLASS C                     I         R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
                             redemption    the end of each period   redemption    the end of each period
   1 Year          $  683      $  216              $  716             $  216              $  316           $  100     $  110

   3 Years         $  963      $  667              $  967             $  667              $  667           $  312     $  343



   5 Years         $1,264      $1,144              $1,344             $1,144              $1,144           $  542     $  595

   10 Years        $2,116      $2,271              $2,271             $2,462              $2,462           $1,201     $1,317




                   CLASS
                     R2

   1 Year          $  135
   3 Years         $  421



   5 Years         $  729
   10 Years        $1,601




THE MAINSTAY FUNDS

17. GOVERNMENT FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 1.02%.

THE FOLLOWING IS ADDED AS A NEW FOOTNOTE TO THE "AVERAGE ANNUAL RETURNS" TABLE ON PAGE 72 OF THE PROSPECTUS WITH RESPECT TO THE GOVERNMENT FUND:

     No performance information is provided for Class I shares as that class had not yet commenced operations prior to the date of this Prospectus. The Class I shares would have had similar annual returns to the Class B shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class I shares will differ.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 73 OF THE PROSPECTUS WITH RESPECT TO THE GOVERNMENT FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                              CLASS
                                                             CLASS A         CLASS B         CLASS C            I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         4.50%            None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)                    None           5.00%           1.00%            None

  Exchange Fee                                                 None(2)         None(2)         None(2)         None(2)



  Maximum Account Fee                                          None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                          0.60%           0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(4)                 0.25%           1.00%           1.00%            None



  Other Expenses(5)                                           0.40%           0.40%           0.40%           0.34%

  Total Annual Fund Operating Expenses                        1.25%           2.00%           2.00%           0.94%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% in excess of $1 billion.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     5 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B, and C shares are actual expenses incurred by those classes for the fiscal period ended October 31, 2003. Other Expenses shown for Class I shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and

                                                              THE MAINSTAY FUNDS

     distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                                                                                                            CLASS
                  CLASS A                  CLASS B                                CLASS C                     I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
                             redemption    the end of each period   redemption    the end of each period
   1 Year          $  572      $  203              $  703             $  203              $  303            $   96

   3 Years         $  829      $  627              $  927             $  627              $  627            $  300



   5 Years         $1,105      $1,078              $1,278             $1,078              $1,078            $  520

   10 Years        $1,893      $2,134              $2,134             $2,327              $2,327            $1,155




18. HIGH YIELD CORPORATE BOND FUND

THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE SECOND PARAGRAPH UNDER "INVESTMENT PROCESS" ON PAGE 74 OF THE PROSPECTUS WITH RESPECT TO THE HIGH YIELD CORPORATE BOND FUND:

     The Fund may invest up to 20% of its assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 26.62%.

THE FOLLOWING IS ADDED AS A NEW FOOTNOTE TO THE "AVERAGE ANNUAL RETURNS" TABLE ON PAGE 76 OF THE PROSPECTUS WITH RESPECT TO THE HIGH YIELD CORPORATE BOND FUND:

     No performance information is provided for Class I shares as that class had not yet commenced operations prior to the date of this Prospectus. The Class I shares would have had similar annual returns to the Class B shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class I shares will differ.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 77 OF THE PROSPECTUS WITH RESPECT TO THE HIGH YIELD CORPORATE BOND FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                              CLASS
                                                             CLASS A         CLASS B         CLASS C            I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         4.50%            None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)                    None           5.00%           1.00%            None

  Exchange Fee                                                 None(2)         None(2)         None(2)         None(2)



  Maximum Account Fee                                          None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                          0.56%           0.56%           0.56%           0.56%

  Distribution and/or Service (12b-1) Fees(4)                 0.25%           1.00%           1.00%            None



  Other Expenses(5)                                           0.20%           0.20%           0.20%           0.31%

  Total Annual Fund Operating Expenses                        1.01%           1.76%           1.76%           0.87%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% in excess of $500 billion.

THE MAINSTAY FUNDS

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     5 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B, and C shares are actual expenses incurred by those classes for the fiscal period ended October 31, 2003. Other Expenses shown for Class I shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                                                                                                            CLASS
                  CLASS A                  CLASS B                                CLASS C                     I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  548      $  179              $  679             $  179              $  279            $   89

   3 Years         $  757      $  554              $  854             $  554              $  554            $  278



   5 Years         $  983      $  954              $1,154             $  954              $  954            $  482

   10 Years        $1,631      $1,875              $1,875             $2,073              $2,073            $1,073




19. MONEY MARKET FUND

AS OF SEPTEMBER 30, 2003, EACH OF CLASS OF SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 0.41%.

REFERENCE TO IMONEYNET FIRST TIER RETAIL FUND AVERAGE IS HEREBY DELETED FROM THE "AVERAGE ANNUAL TOTAL RETURNS" ON PAGE 80 WITH RESPECT TO THE MONEY MARKET FUND.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 81 OF THE PROSPECTUS WITH RESPECT TO THE MONEY MARKET FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)                                       None            None            None

  Exchange Fee(1)                                                     None(1)         None(1)         None(1)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.47%           0.47%           0.47%

  Distribution and/or Service (12b-1) Fees                            None            None            None



  Other Expenses                                                     0.54%           0.54%           0.54%

  Total Annual Fund Operating Expenses                               1.01%           1.01%           1.01%




     1 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million; 0.45% on assets in excess of $300 million and up to $700 million; 0.40% from $700 million to $1 billion; and 0.35% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 0.70% of average daily net assets. As a result, for the fiscal year ended October 31, 2003, the management fee paid was 0.16%, and total annual fund operating expenses were 0.70% for each class. This reimbursement may be discontinued at any time without notice.
 22

                                                              THE MAINSTAY FUNDS

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                              ALL CLASSES
                  Assuming no   Assuming redemption at
  Expenses after  redemption    the end of each period
   1 Year           $  103              $  103

   3 Years          $  322              $  322



   5 Years          $  558              $  558

   10 Years         $1,236              $1,236




20. STRATEGIC INCOME FUND

ALL REFERENCES TO THE "MAINSTAY STRATEGIC INCOME FUND" IN THE PROSPECTUS SHALL BE DEEMED TO REFER TO THE "MAINSTAY DIVERSIFIED INCOME FUND."

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 14.65%.

THE FOLLOWING IS ADDED AS A NEW FOOTNOTE TO THE "AVERAGE ANNUAL RETURNS" TABLE ON PAGE 84 OF THE PROSPECTUS WITH RESPECT TO THE DIVERSIFIED INCOME FUND:

     No performance information is provided for Class I shares as that class had not yet commenced operations prior to the date of this Prospectus. The Class I shares would have had similar annual returns to the Class B shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class I shares will differ.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 85 OF THE PROSPECTUS WITH RESPECT TO THE DIVERSIFIED INCOME FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                              CLASS
                                                             CLASS A         CLASS B         CLASS C            I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         4.50%            None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)                    None           5.00%           1.00%            None

  Exchange Fee                                                 None(2)         None(2)         None(2)         None(2)



  Maximum Account Fee                                          None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee                                              0.60%           0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(3)                 0.25%           1.00%           1.00%            None



  Other Expenses(4)                                           0.61%           0.61%           0.61%           0.57%

  Total Annual Fund Operating Expenses                        1.46%           2.21%           2.21%           1.17%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

THE MAINSTAY FUNDS

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     4 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B, and C shares are actual expenses incurred by those classes for the fiscal period ended October 31, 2003. Other Expenses shown for Class I shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                                                                                                                  CLASS
                  CLASS A                    CLASS B                                   CLASS C                      I
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  592      $  224               $  724               $  224               $  324              $  119

   3 Years         $  891      $  691               $  991               $  691               $  691              $  372



   5 Years         $1,212      $1,185               $1,385               $1,185               $1,185              $  644

   10 Years        $2,118      $2,355               $2,355               $2,544               $2,544              $1,420




21. TAX FREE BOND FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 1.24%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 89 OF THE PROSPECTUS WITH RESPECT TO THE TAX FREE BOND FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           0.50%           0.50%



  Other Expenses                                                     0.19%           0.19%           0.19%

  Total Annual Fund Operating Expenses                               1.04%           1.29%           1.29%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
 24

                                                              THE MAINSTAY FUNDS

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  551      $  131               $  631               $  131               $  231

   3 Years         $  766      $  409               $  709               $  409               $  409



   5 Years         $  998      $  708               $  908               $  708               $  708

   10 Years        $1,664      $1,488               $1,488               $1,556               $1,556




22. GLOBAL HIGH YIELD FUND

ALL REFERENCES TO THE "MAINSTAY GLOBAL HIGH YIELD FUND" IN THE PROSPECTUS SHALL BE DEEMED TO REFER TO THE "MAINSTAY GLOBAL HIGH INCOME FUND."

THE FOLLOW HEREBY REPLACES THE FIRST SENTENCE IN THE SECTION ENTITLED, "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 90 OF THE PROSPECTUS WITH RESPECT TO THE GLOBAL HIGH INCOME FUND:

     The Fund normally invests at least 65% of its assets in high-yield securities.

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 23.11%.

THE MAINSTAY FUNDS

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 93 OF THE PROSPECTUS WITH RESPECT TO THE GLOBAL HIGH INCOME FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.68%           0.68%           0.68%

  Total Annual Fund Operating Expenses(3)                            1.63%           2.38%           2.38%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  608      $  241               $  741               $  241               $  341

   3 Years         $  941      $  742               $1,042               $  742               $  742



   5 Years         $1,297      $1,270               $1,470               $1,270               $1,270

   10 Years        $2,296      $2,530               $2,530               $2,716               $2,716




                                                              THE MAINSTAY FUNDS

23. INTERNATIONAL BOND FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 10.40%.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 97 OF THE PROSPECTUS WITH RESPECT TO THE INTERNATIONAL BOND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                    None           5.00%           1.00%

  Exchange Fee                                                        None(2)         None(2)         None(2)



  Maximum Account Fee                                                 None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses                                                     1.16%           1.16%           1.16%

  Total Annual Fund Operating Expenses(3)                            2.11%           2.86%           2.86%




     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. As a result, for the fiscal period ending October 31, 2003 the management fee paid was 0.29% and the total annual fund operating expenses were 1.70% for Class A shares and 2.45% for Class B and C shares. This reimbursement may be discontinued at any time without notice

     4 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  654      $  289               $  789               $  289               $  389

   3 Years         $1,081      $  886               $1,186               $  886               $  886



   5 Years         $1,533      $1,508               $1,708               $1,508               $1,508

   10 Years        $2,782      $3,008               $3,008               $3,185               $3,185




THE MAINSTAY FUNDS

24. INTERNATIONAL EQUITY FUND

AS OF SEPTEMBER 30, 2003, THE CLASS B SHARES OF THE FUND HAD A YEAR-TO-DATE RETURN OF 14.93%.

THE FOLLOWING IS ADDED AS A NEW FOOTNOTE TO THE "AVERAGE ANNUAL RETURNS" TABLE ON PAGE 100 OF THE PROSPECTUS WITH RESPECT TO THE INTERNATIONAL EQUITY FUND:

     No performance information is provided for Class I, R1 or R2 shares as these classes had not yet commenced operations prior to the date of this Prospectus. The Class R1 and R2 shares would have had similar annual returns to the Class I shares because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class R1 and R2 shares will differ.

THE FOLLOWING REPLACES IN THEIR ENTIRETY THE SECTIONS ENTITLED "FEES & EXPENSES OF THE FUND" AND "EXAMPLE" ON PAGE 101 OF THE PROSPECTUS WITH RESPECT TO THE INTERNATIONAL EQUITY FUND:

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                       CLASS     CLASS      CLASS
                                                        CLASS A   CLASS B   CLASS C      I         R1         R2

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                    5.50%      None      None      None      None       None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)(1)               None     5.00%     1.00%      None      None       None

  Redemption Fee(2)
  (as a percentage of redemption proceeds)               2.00%     2.00%     2.00%     2.00%     2.00%      2.00%



  Exchange Fee                                            None(3)   None(3)   None(3)   None(3)   None(3)    None(3)

  Maximum Account Fee                                     None      None      None      None      None       None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees(4)                                     0.90%     0.90%     0.90%     0.90%     0.90%      0.90%



  Distribution and/or Service (12b-1) Fees(5)            0.25%     1.00%     1.00%      None      None      0.25%

  Other Expenses(6)                                      1.02%     1.02%     1.02%     0.40%     0.50%      0.50%



  Total Annual Fund Operating Expenses                   2.17%     2.92%     2.92%     1.30%     1.40%      1.65%

     1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

     2 The redemption fee applies only to redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

     3 Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

     4 Effective January 1, 2004, NYLIM reduced the management fee payable by the Fund from 1.00% to 0.90% of the Fund's average daily net assets.

     5 Because the 12b-1 fee is an ongoing fee charged against the assets of the fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     6 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown for Class A, B and C shares are actual expenses incurred by those classes for the fiscal period ended October 31, 2003. Other Expenses shown for Class I, R1 and R2 shares are projected for the current year; actual expenses may vary. In part, the projected Other Expenses for Class I, R1 and R2 shares reflect a discount in the transfer agency fees that will be in effect at least through December 31, 2004. If this discount is discontinued, Other Expenses may increase. In addition, Other Expenses for Class R1 and R2 shares include shareholder service fees of 0.10%.

     EXAMPLE

     The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has

                                                              THE MAINSTAY FUNDS

     a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                   CLASS                                                                  CLASS       CLASS       CLASS
                     A                 CLASS B                       CLASS C                I          R1          R2
                                           Assuming                      Assuming
                                           redemption at                 redemption
                             Assuming no   the end of      Assuming no   at the end of
  Expenses after             redemption    each period     redemption    each period
   1 Year          $  758      $  295         $  795         $  295         $  395        $  132     $  143      $  168

   3 Years         $1,192      $  904         $1,204         $  904         $  904        $  412     $  443      $  520



   5 Years         $1,650      $1,538         $1,738         $1,538         $1,538        $  713     $  766      $  897

  10 Years         $2,916      $3,066         $3,066         $3,242         $3,242        $1,568     $1,680      $1,955




25. THE FOLLOWING REPLACES IN ITS ENTIRETY THE SECTION, "BEFORE YOU INVEST--DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY" ON PAGE 107 OF THE PROSPECTUS.

     This Prospectus offers Class A, B, C, I, R1 and R2 shares of the MainStay Funds. Different Funds may offer different classes of shares. The classes differ only in their sales, service and/or distribution expenses and any other specific expenses the Board of Trustees may approve. When you invest in Class A shares you generally pay an initial sales charge, but Class A shares have lower ongoing service and/or distribution expenses than either Class B or Class C shares. (These service and/or distribution expenses are also known as Rule 12b-1 fees; none of the Money Market Fund share classes have sales charges or Rule 12b-1 fees.) Class I, R1 and R2 shares are offered without an initial sales charge but, for each class except the Class I shares, is subject to a shareholder service fee (a non-Rule 12b-1 fee). Class R2 shares are also subject to a Rule 12b-1 fee. Class I, R1 and R2 shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements. A more complete description of each class follows. You may want to review these arrangements with your investment professional before determining in which class to invest.

                                                                                       CLASS       CLASS       CLASS
                           CLASS A            CLASS B                CLASS C             I          R1          R2
  Initial sales charge       Yes                 No                     No               No         No          No

  Ongoing service           0.25%        0.75% distribution     0.75% distribution      None       None        0.25%
  and/or distribution                      0.25% service          0.25% service
  fee (Rule 12b-1 Fee)                     1.00% total(1)         1.00% total(2)



  Shareholder Service        None               None                   None             None       0.10%       0.10%
  Fee (non-Rule 12b-1
  Fee)

  Contingent deferred    None in most    Sliding scale over    1% on sale of shares     None       None        None
  sales                     cases            six years         held for on year or
                                                                       less



  Conversion feature          No                Yes                     No               No         No          No

  Conversion feature          No                Yes                     No               No         No          No



  Purchase Maximum(3)        None             $100,000              $1 million          None       None        None

  Redemption Fee



  International Equity       Yes                Yes                    Yes              Yes         Yes         Yes
  Fund(4)

  All other Funds             No                 No                     No               No         No          No




     1 0.25% for the Tax Free Bond Fund.

     2 0.50% of the Tax Free Bond Fund.

     3 Per transaction.

     4 The International Equity Fund imposes a 2% redemption fee on certain redemptions (including exchanges) of shares. Please see "Redemption Fee" for additional information.

THE MAINSTAY FUNDS

26. THE FOLLOWING IS ADDED TO THE SECTION "BEFORE YOU INVEST--DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY," WHICH BEGINS ON PAGE 107 OF THE PROSPECTUS.

     CLASS I CONSIDERATIONS

     Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more than the same investment would in Class A shares. There is also no CDSC imposed on purchases of Class I shares.

     - You do not pay any ongoing service or distribution fees.

     - As compared to all other classes of shares, with Class I shares:
       -- your per share dividends, if any, will be higher, -- your NAV per share will generally be higher, and -- total performance per share will be higher.

     - You may buy Class I shares if you are an:
       -- INSTITUTIONAL SHAREHOLDER--employer, association or other group retirement plan, employee benefit trust, financial institution, endowment, foundation or corporation.
       -- INSTITUTIONAL SHAREHOLDER--purchase shares through a financial services firm (such as a broker-dealer, investment adviser, or financial institution) that has a special arrangement with NYLIFE Distributors LLC, the Distributor of The MainStay Funds.
       -- INDIVIDUAL SHAREHOLDER--initially invest at least $5 million in any single MainStay Fund.
       -- EXISTING CLASS I SHAREHOLDERS--owned Class I shares of the MAP
          Fund as of December 31, 2003 or owned No-Load Class shares (now Class I shares) of any of the former Eclipse Funds as of December 31, 2003.

     - The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

     CLASS R1 AND R2 CONSIDERATIONS

     Since you pay no initial sales charge, an investment of less than $1 million in Class R1 or Class R2 shares buys more shares than the same investment would in Class A shares. There is also no CDSC imposed on purchases of Class R1 or R2 shares.

     - You pay ongoing shareholder service fees for Class R1 and R2 shares. You also pay ongoing service and/or distribution fees for Class R2 shares.

     - As compared to Class R2 shares, with Class R1 shares:
       -- your per share dividends, if any, will be higher, -- your NAV per share will generally be higher, and -- total performance per share will be higher.

     - Class R1 or R2 shares are available in the following types of employer sponsored plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC:
       -- Section 401(a) and 457 plans
       -- Certain section 403(b)(7) plans
       -- 401(k), profit sharing, money purchase pension and defined benefit plans
       -- Non-qualified deferred compensation plans

27. THE FOLLOWING IS ADDED TO THE SECTION "CLASS A SHARE CONSIDERATIONS," WHICH BEGINS ON PAGE 107 OF THE PROSPECTUS.

     The Funds will generally not accept a purchase order for Class A shares that qualifies for investment in Class I shares, when available.

                                                              THE MAINSTAY FUNDS

28. THE FOLLOWING REPLACES IN ITS ENTIRETY THE SECTION "REDUCING THE INITIAL SALES CHARGE--RIGHTS OF ACCUMULATION," WHICH BEGINS ON PAGE 109 OF THE PROSPECTUS.

     You can count towards the amount of your investment your total account value in all share classes of The MainStay Funds (except shares in the MainStay Money Market Fund that were not previously in another Fund). For example, if you have $1 million invested in Class C shares, you can invest in Class A shares of any MainStay Fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

29. THE FOLLOWING REPLACES IN ITS ENTIRETY THE SECOND PARAGRAPH UNDER THE SECTION "CONTINGENT DEFERRED SALES CHARGE," WHICH BEGINS ON PAGE 110 OF THE PROSPECTUS.

     There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and its affiliates or shareholders who owned Service Class shares of any of the former Eclipse Funds as of December 31, 2003. These categories are described in the Statement of Additional Information.

30. THE FOLLOWING REPLACES IN ITS ENTIRETY THE FIRST PARAGRAPH UNDER THE SECTION "CLASS B SHARE CONSIDERATIONS," WHICH BEGINS ON PAGE 110 OF THE PROSPECTUS.

     Since you pay no initial sales charge, an investment of less than $1 million in Class B shares buys more shares than the same investment would in Class A shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares.

IN ADDITION, THE FOLLOWING BULLET POINTS ARE ADDED TO THAT SECTION:

     - Due to the availability of sales charge discounts for Class A shares and the higher on-going fees for Class B shares, Class A shares may be more economical than Class B shares if you intend to invest more than $50,000.

     - The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

     - If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

31. THE FOLLOWING BULLET POINTS ARE ADDED TO THE SECTION "CLASS C SHARE CONSIDERATIONS," WHICH BEGINS ON PAGE 111 OF THE PROSPECTUS.

     - The Fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.

     - Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing Rule 12b-1 fees over the life of their investment.

32. THE FOLLOWING REPLACES IN ITS ENTIRETY THE SECTION "INFORMATION ON FEES AND SALES CHARGES--RULE 12B-1 PLANS," WHICH BEGINS ON PAGE 111 OF THE PROSPECTUS.

     Each Fund offered in this Prospectus, other than the Money Market Fund, has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A and Class R2 12b-1 plans provide for payment for distribution or service activities. The Class B and Class C 12b-1 plans each provide for payment for both distribution and service activities. The distribution fee is intended to pay the Distributor for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

THE MAINSTAY FUNDS

33. THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE FIRST SENTENCE OF THE SECTION "INFORMATION ON FEES AND SALES CHARGES--REDEMPTION FEE," WHICH BEGINS ON PAGE 112 OF THE PROSPECTUS:

     The International Equity Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares made within 60 days of purchase.

34. THE FOLLOWING IS ADDED TO THE SECTION "INFORMATION ON FEES AND SALES CHARGES," WHICH BEGINS ON PAGE 111 OF THE PROSPECTUS.

     SHAREHOLDER SERVICES PLAN AND SHAREHOLDER SERVICE FEES

     Each Fund that offers Class R1 or R2 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1 and R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 and R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1 and R2 shares of such Funds.

     Pursuant to the shareholder services plans, each Fund's Class R1 and R2 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan.

35. THE FOLLOWING REPLACES IN ITS ENTIRETY THE SECTION "BUYING, SELLING AND EXCHANGING MAINSTAY SHARES--HOW TO OPEN YOUR MAINSTAY ACCOUNT," WHICH BEGINS ON PAGE 113 OF THE PROSPECTUS.

     CLASS A, B OR C SHARES

     Return your completed MainStay Funds application in good order with a check for the amount of your investment to your investment professional or directly to the necessary The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If your initial investment is at least $5,000 in any Fund except the Money Market Fund, have your investment professional place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days.

     (MainStay cannot process Money Market Fund purchases by phone.)

     CLASS I, R1 AND R2 SHARES

     If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1 or R2 shares of the Funds.

     If you are investing through a financial services firm, the firm will assist you with opening an account. If your initial investment is at least $5,000 in any Fund except the Money Market Fund, have your investment professional place your order by phone. MSS must receive your completed application and check in good order within three business days. (MainStay cannot process Money Market Fund purchases by phone)

     ALL CLASSES

     You buy shares at net asset value ("NAV") (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the
 32

                                                              THE MAINSTAY FUNDS

     NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain investment dealers such that purchase orders through these entities are considered received in good order when received by your investment dealer together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV computed after acceptance by these entities. Such investment dealers are responsible for transmitting the purchase order to the Funds.

     When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

     - Name;

     - Date of birth (for individuals);

     - Residential or business street address (although post office boxes are still permitted for mailing); and

     - Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

     Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

36. THE FOLLOWING REPLACES IN ITS ENTIRETY THE SECTION "INVESTMENT MINIMUMS," WHICH BEGINS ON PAGE 113 OF THE PROSPECTUS.

     The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Trustees, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also accept additional investments of smaller amounts at their discretion.

     CLASS A, B AND C SHARES

     The following minimums apply if you are investing in Class A, B or C shares of the Funds:

     - $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

     - if through a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases (except the Money Market Fund, which requires an initial investment amount of $1,000).

     CLASS I SHARES

     The following minimums apply if you are investing in Class I shares of the Funds:

     - Individual Investors--$5 million for initial purchases of any single MainStay Fund, and

     - Eligible Financial Institution--no minimum initial or subsequent purchase amounts.

     CLASS R1 AND R2 SHARES

     If you are investing in Class R1 or R2 shares of the Funds there are no minimum initial or subsequent purchase amounts.

THE MAINSTAY FUNDS

37. THE FOLLOWING REPLACES IN ITS ENTIRETY THE FOURTH PARAGRAPH IN THE SECTION "EXCHANGING SHARES AMONG MAINSTAY FUNDS," WHICH BEGINS ON PAGE 118 OF THE PROSPECTUS.

     The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Funds and to reduce Fund administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Fund's transfer agent will be a assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via MainStay's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed, or for which tracking data is not available. MSS reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.

IN ADDITION, THE FOLLOWING IS ADDED TO THAT SECTION:

     You also may exchange shares of a MainStay Fund for shares of the same class, if offered, of any of the following funds, which are offered in a different prospectus:

      - MainStay All Cap Growth Fund

      - MainStay All Cap Value Fund

      - MainStay Asset Manager Fund

      - MainStay Balanced Fund

      - MainStay Cash Reserves Fund

      - MainStay Indexed Bond Fund

      - MainStay Intermediate Term Bond Fund

      - MainStay Mid Cap Core Fund

      - MainStay Mid Cap Opportunity Fund

      - MainStay S&P 500 Index Fund

      - MainStay Small Cap Opportunity Fund

      - MainStay Short Term Bond Fund

     Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling The MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

38. THE FOLLOWING IS HEREBY ADDED TO THE SECTION "UNDERSTAND THE TAX CONSEQUENCES--MOST OF YOUR EARNINGS ARE TAXABLE," WHICH BEGINS ON PAGE 122 OF THE PROSPECTUS.

     For individual shareholders, a portion of the dividends received from the Equity Funds and/or the Equity and Income Funds may be treated as "qualified dividend income" which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. The shareholder must also satisfy a more than 90 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Equity Funds and/or the Equity and Income Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. It is also not expected that any portion of the distributions by the Fixed Income Funds will qualify for the 15% rate. For corporate shareholders, a portion of the dividends received from the Equity Funds and Equity and Income Funds may qualify for the corporate dividends received deduction.

IN ADDITION, THE BACK-UP WITHHOLDING RATE STATED IN THE LAST PARAGRAPH OF THAT SAME SECTION IS HEREBY AMENDED TO READ 28%.

39. ALL REFERENCES TO "NYLIFE DISTRIBUTORS, INC." IN THE PROSPECTUS SHALL BE DEEMED TO REFER TO "NYLIFE DISTRIBUTORS LLC."

                                                              THE MAINSTAY FUNDS

40. THE FOLLOWING HEREBY REPLACES IN ITS ENTIRETY THE CHART ON PAGE 125 THAT SETS FORTH THE AGGREGATE FEE PAID TO THE MANAGER:

     For the fiscal period ended October 31, 2003, the Trust, on behalf of each Fund, paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of that Fund as follows:

                                                    Rate paid for the period
                                                     ended October 31, 2003



  Blue Chip Growth                                           1.00%
  Capital Appreciation Fund                                  0.56%



  Common Stock Fund (formerly Growth Opportunities
   Fund)                                                     0.49%
  Convertible Fund                                           0.72%



  Diversified Income Fund (formerly Strategic
  Income Fund)                                               0.60%
  Equity Index Fund                                          0.50%



  Global High Income Fund (formerly Global High
  Yield Fund)                                                0.70%
  Government Fund                                            0.60%



  High Yield Corporate Bond Fund                             0.56%
  International Bond Fund                                    0.29%



  International Equity Fund(1)                               1.00%
  MAP Fund                                                   0.65%



  Mid Cap Growth Fund                                        0.30%
  Mid Cap Value Fund (formerly Equity Income Fund)           0.70%



  Money Market Fund                                          0.16%
  Research Value Fund                                        0.60%



  Small Cap Growth Fund                                      1.00%
  Small Cap Value Fund                                       0.96%



  Strategic Value Fund                                       0.20%
  Tax Free Bond Fund                                         0.60%



  Total Return Fund                                          0.62%
  U.S. Large Cap Equity Fund                                 0.33%



  Value Fund                                                 0.64%

                  1 Effective January 1, 2004, NYLIM reduced the management fee payable by the International Equity Fund from 1.00% to
                  0.90% of the Fund's average daily net
                  assets.

41. THE FOLLOWING AMENDS THE SECTION "PORTFOLIO MANAGERS," WHICH BEGINS ON PAGE 127 OF THE PROSPECTUS.

     Diversified Income Fund--Don E. Morgan has been added as a portfolio manager of the Fund.

     International Bond Fund--Gary Goodenough has been added as a portfolio manager of the Fund.

     Global High Income Fund--Gary Goodenough and Jeffrey H. Saxon have been added as portfolio managers of the Fund.

     Money Market Fund--Christopher Harms has been added as a portfolio manager of the Fund.

     Total Return Fund--Richard A. Rosen has been added as a portfolio manager of the Fund.

THE FOLLOWING PORTFOLIO MANAGER BIOGRAPHY IS ADDED TO THAT SECTION:

     JEFFREY H. SAXON Mr. Saxon has managed the Global High Income Fund since 1999. He joined the Fixed Income Division of MacKay Shields in 1999 as a Research Analyst/Associate. He was formerly with Goldman, Sachs & Co. for eight years as a Vice President and previously as an Associate. Prior to that, he was a CMO Analyst at The First Boston Corporation. Jeff graduated from George Washington University with a BS in International Finance. He has been in the financial services industry since 1986.

THE MAINSTAY FUNDS

42. THE FOLLOWING REPLACES IN ITS ENTIRETY THE SECTION "FINANCIAL HIGHLIGHTS," WHICH BEGINS ON PAGE 133 OF THE PROSPECTUS.

     The financial highlights tables are intended to help you understand the Funds' financial performance for the past six years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual reports, which are available upon request.

     Since the Class I shares of the applicable Funds (except for the MAP
     Fund) and the Class R1 and Class R2 shares of the applicable Funds were first offered on January 1, 2004, no financial highlights for those classes are available.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

38

BLUE CHIP GROWTH FUND

                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                             January 1, 2003                                                           June 1**
                                                 through                    Year ended December 31,                    through
                                               October 31,     --------------------------------------------------    December 31,
                                                  2003*          2002          2001          2000          1999          1998
                                             ---------------   --------      --------      --------      --------    ------------
Net asset value at beginning of period.....     $   7.27       $  11.00      $  14.43      $  16.50      $  11.64      $  10.00
                                                --------       --------      --------      --------      --------      --------
Net investment loss (a)....................        (0.08)         (0.11)        (0.13)        (0.14)        (0.13)        (0.07)
Net realized and unrealized gain (loss) on
 investments...............................         1.81          (3.62)        (3.30)        (1.49)         4.99          1.71
                                                --------       --------      --------      --------      --------      --------
Total from investment operations...........         1.73          (3.73)        (3.43)        (1.63)         4.86          1.64
                                                --------       --------      --------      --------      --------      --------
Less distributions to shareholders:
 From net realized gain on investments.....           --             --            --         (0.39)           --            --
 In excess of net realized gain on
   investments.............................           --             --            --         (0.05)           --            --
                                                --------       --------      --------      --------      --------      --------
Total distributions to shareholders........           --             --            --         (0.44)           --            --
                                                --------       --------      --------      --------      --------      --------
Net asset value at end of period...........     $   9.00       $   7.27      $  11.00      $  14.43      $  16.50      $  11.64
                                                ========       ========      ========      ========      ========      ========
Total investment return (b)................        23.80%        (33.91%)      (23.77%)       (9.89%)       41.75%        16.40%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss.....................        (1.28%)+       (1.29%)       (1.10%)       (0.87%)       (1.02%)       (1.66%)+
   Expenses................................         2.14%+         2.05%         1.81%         1.66%         1.76%         2.34%+
Portfolio turnover rate....................           40%            32%           27%           46%           43%           21%
Net assets at end of period (in 000's).....     $ 65,811       $ 51,258      $ 77,548      $114,088      $ 66,326      $ 19,361

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

CAPITAL APPRECIATION FUND

                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                     January 1, 2003
                                                         through                         Year ended December 31,
                                                       October 31,       --------------------------------------------------------
                                                          2003*            2002        2001        2000        1999        1998
                                                     ----------------    --------    --------    --------    --------    --------
Net asset value at beginning of period.............      $  22.49        $  32.86    $  43.46    $  57.12    $  48.74    $  36.60
                                                         --------        --------    --------    --------    --------    --------
Net investment loss (a)............................         (0.09)          (0.13)      (0.15)      (0.33)      (0.24)      (0.14)
Net realized and unrealized gain (loss) on
 investments.......................................          4.84          (10.24)     (10.22)      (6.16)      12.22       14.42
                                                         --------        --------    --------    --------    --------    --------
Total from investment operations...................          4.75          (10.37)     (10.37)      (6.49)      11.98       14.28
                                                         --------        --------    --------    --------    --------    --------
Less distributions:
 From net realized gain on investments.............            --              --       (0.23)      (7.17)      (3.60)      (2.14)
                                                         --------        --------    --------    --------    --------    --------
Net asset value at end of period...................      $  27.24        $  22.49    $  32.86    $  43.46    $  57.12    $  48.74
                                                         ========        ========    ========    ========    ========    ========
Total investment return (b)........................         21.12%         (31.56%)    (23.85%)    (11.17%)     24.90%      39.24%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss.............................         (0.45%)+        (0.48%)     (0.41%)     (0.59%)     (0.47%)     (0.34%)
   Expenses........................................          1.30%+          1.28%       1.29%       1.19%       1.19%       1.23%
   Net Expenses (after waiver).....................          1.30%+          1.23%       1.10%       0.99%       1.00%       1.04%
Portfolio turnover rate............................            19%             69%         44%         38%         41%         29%
Net assets at end of period (in 000's).............      $335,484        $277,526    $442,526    $590,366    $587,633    $394,848

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                           BLUE CHIP GROWTH FUND

                                     Class B                                         Class C
    --------------------------------------------------------------------------   ---------------
    January 1, 2003                                                 June 1**     January 1, 2003
        through                Year ended December 31,              through          through
      October 31,     -----------------------------------------   December 31,     October 31,
         2003*          2002       2001       2000       1999         1998            2003*
    ---------------   --------   --------   --------   --------   ------------   ---------------
       $   7.03       $  10.71   $  14.17   $  16.33   $  11.60     $  10.00        $   7.03
       --------       --------   --------   --------   --------     --------        --------
          (0.13)         (0.19)     (0.21)     (0.26)     (0.23)       (0.10)          (0.13)
           1.74          (3.49)     (3.25)     (1.46)      4.96         1.70            1.74
       --------       --------   --------   --------   --------     --------        --------
           1.61          (3.68)     (3.46)     (1.72)      4.73         1.60            1.61
       --------       --------   --------   --------   --------     --------        --------
             --             --         --      (0.39)        --           --              --
             --             --         --      (0.05)        --           --              --
       --------       --------   --------   --------   --------     --------        --------
             --             --         --      (0.44)        --           --              --
       --------       --------   --------   --------   --------     --------        --------
       $   8.64       $   7.03   $  10.71   $  14.17   $  16.33     $  11.60        $   8.64
       ========       ========   ========   ========   ========     ========        ========
          22.90%        (34.36%)   (24.42%)   (10.55%)    40.78%       16.00%          22.90%
          (2.03%)+       (2.04%)    (1.85%)    (1.62%)    (1.77%)      (2.41%)+        (2.03%)+
           2.89%+         2.80%      2.56%      2.41%      2.51%        3.09%+          2.89%+
             40%            32%        27%        46%        43%          21%             40%
       $193,478       $160,249   $268,947   $373,652   $222,904     $ 38,478        $ 10,322

                              Class C
     ----------------------------------------------------------
                                                 September 1***
              Year ended December 31,               through
     -----------------------------------------    December 31,
       2002       2001       2000       1999          1998
     --------   --------   --------   --------   --------------
     $  10.71   $  14.17   $  16.33   $  11.60      $  8.60
     --------   --------   --------   --------      -------
        (0.19)     (0.21)     (0.26)     (0.23)       (0.06)
        (3.49)     (3.25)     (1.46)      4.96         3.06
     --------   --------   --------   --------      -------
        (3.68)     (3.46)     (1.72)      4.73         3.00
     --------   --------   --------   --------      -------
           --         --      (0.39)        --           --
           --         --      (0.05)        --           --
     --------   --------   --------   --------      -------
           --         --      (0.44)        --           --
     --------   --------   --------   --------      -------
     $   7.03   $  10.71   $  14.17   $  16.33      $ 11.60
     ========   ========   ========   ========      =======
       (34.36%)   (24.42%)   (10.55%)    40.78%       34.88%
        (2.04%)    (1.85%)    (1.62%)    (1.77%)      (2.41%)+
         2.80%      2.56%      2.41%      2.51%        3.09%+
           32%        27%        46%        43%          21%
     $  9,498   $ 17,178   $ 21,664   $  7,133      $   120

                                                       CAPITAL APPRECIATION FUND

                                         Class B                                            Class C
    ---------------------------------------------------------------------------------   ----------------
    January 1, 2003                                                                     January 1, 2003
        through                           Year ended December 31,                           through
      October 31,      --------------------------------------------------------------     October 31,
         2003*            2002         2001         2000         1999         1998           2003*
    ----------------   ----------   ----------   ----------   ----------   ----------   ----------------
       $    21.05      $    30.99   $    41.34   $    55.15   $    47.54   $    36.02       $ 21.05
       ----------      ----------   ----------   ----------   ----------   ----------       -------
            (0.23)          (0.32)       (0.39)       (0.72)       (0.61)       (0.45)        (0.23)
             4.51           (9.62)       (9.73)       (5.92)       11.82        14.11          4.51
       ----------      ----------   ----------   ----------   ----------   ----------       -------
             4.28           (9.94)      (10.12)       (6.64)       11.21        13.66          4.28
       ----------      ----------   ----------   ----------   ----------   ----------       -------
               --              --        (0.23)       (7.17)       (3.60)       (2.14)           --
       ----------      ----------   ----------   ----------   ----------   ----------       -------
       $    25.33      $    21.05   $    30.99   $    41.34   $    55.15   $    47.54       $ 25.33
       ==========      ==========   ==========   ==========   ==========   ==========       =======
            20.33%         (32.07%)     (24.47%)     (11.85%)      23.90%       38.15%        20.33%
            (1.20%)+        (1.23%)      (1.16%)      (1.34%)      (1.22%)      (1.09%)       (1.20%)+
             2.05%+          2.03%        2.04%        1.94%        1.94%        1.98%         2.05%+
             2.05%+          1.98%        1.85%        1.74%        1.75%        1.79%         2.05%+
               19%             69%          44%          38%          41%          29%           19%
       $1,300,835      $1,165,260   $2,004,638   $2,905,828   $3,486,486   $2,753,012       $10,475

                            Class C
     -----------------------------------------------------
                                             September 1**
            Year ended December 31,             through
     -------------------------------------   December 31,
      2002      2001      2000      1999         1998
     -------   -------   -------   -------   -------------
     $ 31.00   $ 41.35   $ 55.15   $ 47.54      $36.15
     -------   -------   -------   -------      ------
       (0.32)    (0.39)    (0.72)    (0.61)      (0.10)
       (9.63)    (9.73)    (5.91)    11.82       13.63
     -------   -------   -------   -------      ------
       (9.95)   (10.12)    (6.63)    11.21       13.53
     -------   -------   -------   -------      ------
          --     (0.23)    (7.17)    (3.60)      (2.14)
     -------   -------   -------   -------      ------
     $ 21.05   $ 31.00   $ 41.35   $ 55.15      $47.54
     =======   =======   =======   =======      ======
      (32.10%)  (24.46%)  (11.82%)   23.90%      37.66%
       (1.23%)   (1.16%)   (1.34%)   (1.22%)     (1.09%)+
        2.03%     2.04%     1.94%     1.94%       1.98%+
        1.98%     1.85%     1.74%     1.75%       1.79%+
          69%       44%       38%       41%         29%
     $ 9,819   $18,162   $27,241   $23,238      $1,600

FINANCIAL HIGHLIGHTS

40

EQUITY INDEX FUND

                                                              January 1, 2003
                                                                through                   Year ended December 31,
                                                              October 31,          --------------------------------------
                                                                 2003*               2002          2001           2000
                                                              ---------------      --------      --------      ----------
Net asset value at beginning of period......................     $  28.87          $  37.35      $  42.76      $    47.36
                                                                 --------          --------      --------      ----------
Net investment income.......................................         0.19              0.22          0.16            0.12
Net realized and unrealized gain (loss) on investments......         5.65             (8.70)        (5.57)         (4.72)
                                                                 --------          --------      --------      ----------
Total from investment operations............................         5.84             (8.48)        (5.41)         (4.60)
                                                                 --------          --------      --------      ----------
Less dividends and distributions:
From net investment income..................................           --             (0.30)        (0.16)         (0.12)
From net realized gain on investments.......................           --             (1.12)        (1.17)         (1.44)
                                                                 --------          --------      --------      ----------
Total dividends and distributions...........................           --             (1.42)        (1.33)         (1.56)
                                                                 --------          --------      --------      ----------
Reverse share split.........................................           --              1.42          1.33            1.56
                                                                 --------          --------      --------      ----------
Net asset value at end of period............................     $  34.71          $  28.87      $  37.35      $    42.76
                                                                 ========          ========      ========      ==========
Total investment return (a).................................        20.23%           (22.70%)      (12.65%)         (9.71%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................         0.72%+            0.59%         0.38%           0.26%
   Net expenses.............................................         1.04%+            1.02%         0.97%           0.92%
   Expenses (before reimbursement)..........................         1.04%+            1.02%         0.97%           0.92%
Portfolio turnover rate.....................................            2%                4%            4%              9%
Net assets at end of period (in 000's)......................     $646,450          $589,034      $951,662      $1,136,628


                                                              Year ended December 31,
                                                              ------------------------
                                                                 1999           1998
                                                              ----------      --------
Net asset value at beginning of period......................  $    39.47      $  30.91
                                                              ----------      --------
Net investment income.......................................        0.20          0.21
Net realized and unrealized gain (loss) on investments......        7.69          8.35
                                                              ----------      --------
Total from investment operations............................        7.89          8.56
                                                              ----------      --------
Less dividends and distributions:
From net investment income..................................       (0.20)        (0.21)
From net realized gain on investments.......................       (0.99)        (0.43)
                                                              ----------      --------
Total dividends and distributions...........................       (1.19)        (0.64)
                                                              ----------      --------
Reverse share split.........................................        1.19          0.64
                                                              ----------      --------
Net asset value at end of period............................  $    47.36      $  39.47
                                                              ==========      ========
Total investment return (a).................................       19.99%        27.69%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................        0.50%         0.68%
   Net expenses.............................................        0.94%         0.96%
   Expenses (before reimbursement)..........................        0.94%         0.99%
Portfolio turnover rate.....................................           3%            4%
Net assets at end of period (in 000's)......................  $1,254,018      $797,120

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charge and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

                                                        Class A                              Class B                   Class C
                                           ----------------------------------   ----------------------------------   -----------
                                           January 1,                           January 1,                           January 1,
                                              2003            Year ended           2003            Year ended           2003
                                             through         December 31,         through         December 31,         through
                                           October 31,   --------------------   October 31,   --------------------   October 31,
                                              2003*       2002         2001        2003*       2002         2001        2003*
                                           -----------   -------      -------   -----------   -------      -------   -----------
Net asset value at beginning of period...    $  5.86     $  8.25      $ 10.00     $  5.77     $  8.18      $ 10.00     $ 5.77
                                             -------     -------      -------     -------     -------      -------     ------
Net investment loss (a)..................      (0.07)      (0.09)       (0.09)      (0.11)      (0.13)       (0.14)     (0.11)
Net realized and unrealized gain (loss)
 on investments..........................       2.44       (2.30)       (1.66)       2.39       (2.28)       (1.68)      2.39
                                             -------     -------      -------     -------     -------      -------     ------
Total from investment operations.........       2.37       (2.39)       (1.75)       2.28       (2.41)       (1.82)      2.28
                                             -------     -------      -------     -------     -------      -------     ------
Net asset value at end of period.........    $  8.23     $  5.86      $  8.25     $  8.05     $  5.77      $  8.18     $ 8.05
                                             =======     =======      =======     =======     =======      =======     ======
Total investment return (b)..............      40.44%     (28.97%)     (17.50%)     39.51%     (29.46%)     (18.20%)    39.51%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss...................      (1.21%)+    (1.22%)      (1.01%)     (1.96%)+    (1.97%)      (1.76%)    (1.96%)+
   Net expenses..........................       1.50%+      1.50%        1.50%       2.25%+      2.25%        2.25%      2.25%+
   Expenses (before reimbursement).......       1.95%+      1.81%        1.87%       2.70%+      2.56%        2.62%      2.70%+
Portfolio turnover rate..................         42%        188%         127%         42%        188%         127%        42%
Net assets at end of period (in 000's)...    $35,473     $18,523      $22,965     $21,189     $ 7,899      $ 5,299     $2,148

                                                 Class C
                                           --------------------

                                                Year ended
                                               December 31,
                                           --------------------
                                            2002         2001
                                           -------      -------
Net asset value at beginning of period...  $  8.18      $ 10.00
                                           -------      -------
Net investment loss (a)..................    (0.13)       (0.14)
Net realized and unrealized gain (loss)
 on investments..........................    (2.28)       (1.68)
                                           -------      -------
Total from investment operations.........    (2.41)       (1.82)
                                           -------      -------
Net asset value at end of period.........  $  5.77      $  8.18
                                           =======      =======
Total investment return (b)..............   (29.46%)     (18.20%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss...................    (1.97%)      (1.76%)
   Net expenses..........................     2.25%        2.25%
   Expenses (before reimbursement).......     2.56%        2.62%
Portfolio turnover rate..................      188%         127%
Net assets at end of period (in 000's)...  $   871      $   258

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

FINANCIAL HIGHLIGHTS

42

SMALL CAP GROWTH FUND

                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                             January 1, 2003                                                           June 1**
                                                 through                       Year ended December 31,                 through
                                               October 31,          ----------------------------------------------   December 31,
                                                  2003*              2002         2001         2000         1999         1998
                                             ----------------       -------      -------      -------      -------   ------------
Net asset value at beginning of period.....      $  9.88            $ 13.90      $ 17.11      $ 21.82      $ 10.51     $ 10.00
                                                 -------            -------      -------      -------      -------     -------
Net investment loss (a)....................        (0.18)             (0.22)       (0.22)       (0.26)       (0.20)      (0.10)
Net realized and unrealized gain (loss) on
 investments...............................         3.76              (3.80)       (2.99)       (4.17)       11.51        0.61
                                                 -------            -------      -------      -------      -------     -------
Total from investment operations...........         3.58              (4.02)       (3.21)       (4.43)       11.31        0.51
                                                 -------            -------      -------      -------      -------     -------
Less distributions:
From net realized gain on investments......           --                 --           --        (0.28)          --          --
                                                 -------            -------      -------      -------      -------     -------
Net asset value at end of period...........      $ 13.46            $  9.88      $ 13.90      $ 17.11      $ 21.82     $ 10.51
                                                 =======            =======      =======      =======      =======     =======
Total investment return (b)................        36.23%            (28.92%)     (18.76%)     (20.24%)     107.61%       5.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss.....................        (1.93%)+           (1.86%)      (1.56%)      (1.20%)      (1.48%)     (2.12%)+
   Expenses................................         2.12%+             2.07%        1.90%        1.70%        1.91%       2.63%+
Portfolio turnover rate....................           69%               132%         111%         122%          86%         32%
Net assets at end of period (in 000's).....      $71,451            $44,037      $61,197      $99,415      $64,470     $15,319

-------

 *    The Fund charged its fiscal year end from December 31 to
      October 31.
 **   Commencement of Operations.
***   Class C shares were first offered on September 1, 1998.
 +    Annualized.
(a)   Per share data based on average shares outstanding during
      the period.
(b)   Total return is calculated exclusive of sales charges and is not annualized.

SMALL CAP VALUE FUND

                                                                                   Class A
                                            -------------------------------------------------------------------------------------
                                            January 1, 2003                                                            June 1**
                                                through                     Year ended December 31,                    through
                                              October 31,        ----------------------------------------------      December 31,
                                                 2003*            2002         2001         2000         1999            1998
                                            ---------------      -------      -------      -------      -------      ------------
Net asset value at beginning of
 period.................................        $ 11.10          $ 12.84      $ 11.30      $  9.56      $  9.03        $ 10.00
                                                -------          -------      -------      -------      -------        -------
Net investment income (loss) (a)........          (0.08)           (0.09)       (0.05)        0.00(b)     (0.03)         (0.06)
Net realized and unrealized gain (loss)
 on investments.........................           3.07            (1.47)        1.79         2.80         0.58          (0.91)
                                                -------          -------      -------      -------      -------        -------
Total from investment operations........           2.99            (1.56)        1.74         2.80         0.55          (0.97)
                                                -------          -------      -------      -------      -------        -------
Less distributions:
 From net realized gain on
   investments..........................             --            (0.18)       (0.20)       (1.06)       (0.02)            --
                                                -------          -------      -------      -------      -------        -------
Net asset value at end of period........        $ 14.09          $ 11.10      $ 12.84      $ 11.30      $  9.56        $  9.03
                                                =======          =======      =======      =======      =======        =======
Total investment return (c).............          26.94%          (12.16%)      15.43%       30.04%        6.11%         (9.70%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).........          (0.78%)+         (0.74%)      (0.41%)       0.08%       (0.34%)        (1.53%)+
   Net expenses.........................           1.90%+           1.87%        1.88%        1.90%        1.90%          3.14%+
   Expenses (before reimbursement)......           1.94%+           1.87%        1.88%        2.07%        2.21%          3.14%+
Portfolio turnover rate.................             41%              46%          46%          69%          42%            24%
Net assets at end of period (in
 000's).................................        $44,496          $35,197      $43,761      $27,610      $15,205        $12,339

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                           SMALL CAP GROWTH FUND

                                     Class B                                         Class C
    --------------------------------------------------------------------------   ---------------
    January 1, 2003                                                 June 1**     January 1, 2003
        through                Year ended December 31,              through          through
      October 31,     -----------------------------------------   December 31,     October 31,
         2003*          2002       2001       2000       1999         1998            2003*
    ---------------   --------   --------   --------   --------   ------------   ---------------
       $   9.54       $  13.51   $  16.75   $  21.55   $  10.46     $ 10.00          $ 9.54
       --------       --------   --------   --------   --------     -------          ------
          (0.24)        (0.30)      (0.32)     (0.42)     (0.29)      (0.12)          (0.24)
           3.60         (3.67)      (2.92)     (4.10)     11.38        0.58            3.60
       --------       --------   --------   --------   --------     -------          ------
           3.36         (3.97)      (3.24)     (4.52)     11.09        0.46            3.36
       --------       --------   --------   --------   --------     -------          ------
             --             --         --      (0.28)        --          --              --
       --------       --------   --------   --------   --------     -------          ------
       $  12.90       $   9.54   $  13.51   $  16.75   $  21.55     $ 10.46          $12.90
       ========       ========   ========   ========   ========     =======          ======
          35.22%        (29.39%)   (19.34%)   (20.91%)   106.02%       4.60%          35.22%
          (2.68%)+       (2.61%)    (2.31%)    (1.95%)    (2.23%)     (2.87%)+        (2.68%)+
           2.87%+         2.82%      2.65%      2.45%      2.66%       3.38%+          2.87%+
             69%           132%       111%       122%        86%         32%             69%
       $178,730       $131,404   $196,859   $260,999   $130,487     $20,748          $7,734

                           Class C
     ---------------------------------------------------
                                         September 1***
          Year ended December 31,            through
     ---------------------------------    December 31,
      2002     2001     2000     1999         1998
     ------   ------   ------   ------   ---------------
     $13.51   $16.75   $21.55   $10.46       $ 8.43
     ------   ------   ------   ------       ------
     (0.30)    (0.32)  (0.42)    (0.29)       (0.09)
     (3.67)    (2.92)  (4.10)    11.38         2.12
     ------   ------   ------   ------       ------
     (3.97)    (3.24)  (4.52)    11.09         2.03
     ------   ------   ------   ------       ------
         --       --   (0.28)       --           --
     ------   ------   ------   ------       ------
     $ 9.54   $13.51   $16.75   $21.55       $10.46
     ======   ======   ======   ======       ======
     (29.39%) (19.34%) (20.91%) 106.02%       24.08%
      (2.61%)  (2.31%)  (1.95%)  (2.23%)      (2.87%)+
       2.82%    2.65%    2.45%    2.66%        3.38%+
        132%     111%     122%      86%          32%
     $5,248   $6,628   $9,843   $2,032       $    1

                                                            SMALL CAP VALUE FUND

                                   Class B                                       Class C
    ----------------------------------------------------------------------   ---------------
    January 1, 2003                                             June 1**     January 1, 2003
        through              Year ended December 31,            through          through
      October 31,     -------------------------------------   December 31,     October 31,
         2003*         2002      2001      2000      1999         1998            2003*
    ---------------   -------   -------   -------   -------   ------------   ---------------
        $ 10.70       $ 12.48   $ 11.07   $  9.46   $  9.00     $ 10.00          $ 10.70
        -------       -------   -------   -------   -------     -------          -------
          (0.15)        (0.18)    (0.13)    (0.07)    (0.10)      (0.09)           (0.15)
           2.95         (1.42)     1.74      2.74      0.58       (0.91)            2.94
        -------       -------   -------   -------   -------     -------          -------
           2.80         (1.60)     1.61      2.67      0.48       (1.00)            2.79
        -------       -------   -------   -------   -------     -------          -------
             --         (0.18)    (0.20)    (1.06)    (0.02)         --               --
        -------       -------   -------   -------   -------     -------          -------
        $ 13.50       $ 10.70   $ 12.48   $ 11.07   $  9.46     $  9.00          $ 13.49
        =======       =======   =======   =======   =======     =======          =======
          26.17%       (12.83%)   14.57%    28.97%     5.35%     (10.00%)          26.07%
          (1.53%)+      (1.49%)   (1.16%)   (0.67%)   (1.09%)     (2.28%)+         (1.53%)+
           2.65%+        2.62%     2.63%     2.65%     2.65%       3.89%+           2.65%+
           2.69%+        2.62%     2.63%     2.82%     2.96%       3.89%+           2.69%+
             41%           46%       46%       69%       42%         24%              41%
        $60,384       $53,819   $67,377   $32,777   $15,722     $10,145          $ 9,501

                             Class C
     -------------------------------------------------------
                                             September 1***
            Year ended December 31,              through
     -------------------------------------    December 31,
      2002      2001      2000      1999          1998
     -------   -------   -------   -------   ---------------
     $ 12.48   $ 11.07   $  9.46   $  9.00       $ 7.49
     -------   -------   -------   -------       ------
       (0.18)    (0.13)    (0.07)    (0.10)       (0.06)
       (1.42)     1.74      2.74      0.58         1.57
     -------   -------   -------   -------       ------
       (1.60)     1.61      2.67      0.48         1.51
     -------   -------   -------   -------       ------
       (0.18)    (0.20)    (1.06)    (0.02)          --
     -------   -------   -------   -------       ------
     $ 10.70   $ 12.48   $ 11.07   $  9.46       $ 9.00
     =======   =======   =======   =======       ======
      (12.83%)   14.57%    28.97%     5.35%       20.16%
       (1.49%)   (1.16%)   (0.67%)   (1.09%)      (2.28%)+
        2.62%     2.63%     2.65%     2.65%        3.89%+
        2.62%     2.63%     2.82%     2.96%        3.89%+
          46%       46%       69%       42%          24%
     $ 9,403   $12,250   $ 2,090   $   634       $  196

FINANCIAL HIGHLIGHTS

44

U.S. LARGE CAP EQUITY FUND

                                            Class A                          Class B                          Class C
                                 ------------------------------   ------------------------------   ------------------------------
                                 January 1, 2003                  January 1, 2003                  January 1, 2003
                                     through        Year ended        through        Year ended        through        Year ended
                                   October 31,     December 31,     October 31,     December 31,     October 31,     December 31,
                                      2003*            2002            2003*            2002            2003*            2002
                                 ---------------   ------------   ---------------   ------------   ---------------   ------------
Net asset value at beginning of
 period........................      $  7.32         $ 10.00          $  7.31         $ 10.00          $  7.31         $ 10.00
                                     -------         -------          -------         -------          -------         -------
Net investment income (loss)
 (a)...........................         0.02            0.03            (0.03)          (0.02)           (0.03)          (0.02)
Net realized and unrealized
 gain (loss) on investments....         1.07           (2.66)            1.06           (2.66)            1.06           (2.66)
                                     -------         -------          -------         -------          -------         -------
Total from investment
 operations....................         1.09           (2.63)            1.03           (2.68)            1.03           (2.68)
                                     -------         -------          -------         -------          -------         -------
Less dividends to shareholders:
 From net investment income....           --           (0.05)              --           (0.01)              --           (0.01)
                                     -------         -------          -------         -------          -------         -------
Total dividends to
 shareholders..................           --           (0.05)              --           (0.01)              --           (0.01)
                                     -------         -------          -------         -------          -------         -------
Net asset value at end of
 period........................      $  8.41         $  7.32          $  8.34         $  7.31          $  8.34         $  7.31
                                     =======         =======          =======         =======          =======         =======
Total investment return (b)....        14.89%         (26.34%)          14.09%         (26.79%)          14.09%         (26.79%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income
    (loss).....................         0.30%+          0.39%           (0.45%)+        (0.36%)          (0.45%)+        (0.36%)
   Net expenses................         1.50%+          1.50%            2.25%+          2.25%            2.25%+          2.25%
   Expenses (before
    reimbursement).............         1.82%+          1.86%            2.57%+          2.61%            2.57%+          2.61%
Portfolio turnover rate........           38%              6%              38%              6%              38%              6%
Net assets at end of period (in
 000's)........................      $23,522         $19,244          $ 2,902         $ 1,476          $   227         $   146

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

46

CONVERTIBLE FUND

                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                     January 1,
                                                        2003
                                                       through                          Year ended December 31,
                                                     October 31,      -----------------------------------------------------------
                                                        2003*          2002         2001         2000         1999         1998
                                                     -----------      -------      -------      -------      -------      -------
Net asset value at beginning of period.............    $ 10.31        $ 11.58      $ 12.45      $ 14.53      $ 12.49      $ 13.53
                                                       -------        -------      -------      -------      -------      -------
Net investment income..............................       0.16           0.25         0.36(d)      0.56         0.55         0.57
Net realized and unrealized gain (loss) on
 investments.......................................       1.46          (1.27)       (0.87)(d)     0.42         3.55        (0.38)
Net realized and unrealized gain (loss) on foreign
 currency transactions.............................         --          (0.00)(b)     0.00(b)      0.01        (0.00)(b)    (0.02)
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations...................       1.62          (1.02)       (0.51)        0.99         4.10         0.17
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income........................      (0.15)         (0.25)       (0.36)       (0.57)       (0.52)       (0.57)
 From net realized gain on investments.............         --             --           --        (2.50)       (1.54)       (0.64)
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions..................      (0.15)         (0.25)       (0.36)       (3.07)       (2.06)       (1.21)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period...................    $ 11.78        $ 10.31      $ 11.58      $ 12.45      $ 14.53      $ 12.49
                                                       =======        =======      =======      =======      =======      =======
Total investment return (a)........................      15.86%         (8.88%)      (4.01%)       7.24%       33.91%        1.23%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...........................       1.85%+         2.30%        2.97%(d)     3.63%        3.84%        3.74%
   Expenses........................................       1.38%+         1.37%        1.29%        1.24%        1.29%        1.40%
Portfolio turnover rate............................         73%            94%         175%         245%         374%         347%
Net assets at end of period (in 000's).............    $89,751        $66,871      $74,317      $70,915      $46,254      $42,376

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 **  Class C Shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income..............................  ($0.00)(b)    ($0.00)(b)     ($0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)       0.00(b)        0.00(b)
Decrease ratio of net investment income.....................   (0.07%)       (0.07%)        (0.07%)

                                                            FINANCIAL HIGHLIGHTS

                                                                CONVERTIBLE FUND

                                      Class B                                          Class C
    ----------------------------------------------------------------------------     -----------
    January 1,                                                                       January 1,
       2003                                                                             2003
      through                         Year ended December 31,                          through
    October 31,     ------------------------------------------------------------     October 31,
       2003*          2002         2001         2000         1999         1998          2003*
    -----------     --------     --------     --------     --------     --------     -----------
     $  10.33       $  11.59     $  12.46     $  14.53     $  12.49     $  13.52       $ 10.33
     --------       --------     --------     --------     --------     --------       -------
         0.10           0.17         0.27(d)      0.45         0.44         0.46          0.10
         1.45          (1.27)       (0.87)(d)     0.43         3.55        (0.37)         1.45
           --          (0.00)(b)     0.00(b)      0.01        (0.00)(b)    (0.02)           --
     --------       --------     --------     --------     --------     --------       -------
         1.55          (1.10)       (0.60)        0.89         3.99         0.07          1.55
     --------       --------     --------     --------     --------     --------       -------
        (0.09)         (0.16)       (0.27)       (0.46)       (0.41)       (0.46)        (0.09)
           --             --           --        (2.50)       (1.54)       (0.64)           --
     --------       --------     --------     --------     --------     --------       -------
        (0.09)         (0.16)       (0.27)       (2.96)       (1.95)       (1.10)        (0.09)
     --------       --------     --------     --------     --------     --------       -------
     $  11.79       $  10.33     $  11.59     $  12.46     $  14.53     $  12.49       $ 11.79
     ========       ========     ========     ========     ========     ========       =======
        15.09%         (9.50%)      (4.76%)       6.51%       32.90%        0.53%        15.09%
         1.10%+         1.55%        2.22%(d)     2.88%        3.09%        2.99%         1.10%+
         2.13%+         2.12%        2.04%        1.99%        2.04%        2.15%         2.13%+
           73%            94%         175%         245%         374%         347%           73%
     $470,549       $436,572     $561,254     $655,343     $658,197     $656,831       $26,079

                               Class C
     -----------------------------------------------------------

                                                   September 1**
              Year ended December 31,                 through
     -----------------------------------------     December 31,
      2002        2001        2000       1999          1998
     -------     -------     ------     ------     -------------
     $ 11.59     $ 12.46     $14.53     $12.49        $12.64
     -------     -------     ------     ------        ------
        0.17        0.27(d)    0.45       0.44          0.26
       (1.27)      (0.87)(d)   0.43       3.55          0.47
       (0.00)(b)    0.00(b)    0.01      (0.00)(b)      0.02
     -------     -------     ------     ------        ------
       (1.10)      (0.60)      0.89       3.99          0.75
     -------     -------     ------     ------        ------
       (0.16)      (0.27)     (0.46)     (0.41)        (0.26)
          --          --      (2.50)     (1.54)        (0.64)
     -------     -------     ------     ------        ------
       (0.16)      (0.27)     (2.96)     (1.95)        (0.90)
     -------     -------     ------     ------        ------
     $ 10.33     $ 11.59     $12.46     $14.53        $12.49
     =======     =======     ======     ======        ======
       (9.50%)     (4.76%)     6.51%     32.90%         6.06%
        1.55%       2.22%(d)   2.88%      3.09%         2.99%+
        2.12%       2.04%      1.99%      2.04%         2.15%+
          94%        175%       245%       374%          347%
     $15,289     $13,241     $7,946     $1,329        $   --(c)

FINANCIAL HIGHLIGHTS

48

MID CAP VALUE FUND

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003                                                                June 1**
                                                  through                   Year ended December 31,                    through
                                                October 31,      ----------------------------------------------      December 31,
                                                   2003*          2002         2001         2000         1999            1998
                                                -----------      -------      -------      -------      -------      ------------
Net asset value at beginning of period........    $ 11.51        $ 13.47      $ 13.14      $ 11.81      $ 10.25        $ 10.00
                                                  -------        -------      -------      -------      -------        -------
Net investment income (loss)..................       0.04           0.06         0.12         0.21         0.22           0.07
Net realized and unrealized gain (loss) on
 investments..................................       1.97          (1.90)        0.52         2.44         2.30           0.32
                                                  -------        -------      -------      -------      -------        -------
Total from investment operations..............       2.01          (1.84)        0.64         2.65         2.52           0.39
                                                  -------        -------      -------      -------      -------        -------
Less dividends and distributions:
From net investment income....................      (0.02)         (0.06)       (0.12)       (0.21)       (0.22)         (0.07)
From net realized gain on investments.........         --          (0.06)       (0.19)       (1.02)       (0.74)         (0.07)
In excess of net realized gain on
 investments..................................         --             --           --        (0.09)          --             --
                                                  -------        -------      -------      -------      -------        -------
Total dividends and distributions.............      (0.02)         (0.12)       (0.31)       (1.32)       (0.96)         (0.14)
                                                  -------        -------      -------      -------      -------        -------
Net asset value at end of period..............    $ 13.50        $ 11.51      $ 13.47      $ 13.14      $ 11.81        $ 10.25
                                                  =======        =======      =======      =======      =======        =======
Total investment return (a)...................      17.53%        (13.67%)       4.88%       22.79%       25.11%          4.01%
Ratios (to average net assets)
 Supplemental Data:
   Net investment income (loss)...............       0.45%+         0.71%        0.95%        1.66%        1.94%          1.20%+
   Net expenses...............................       1.54%+         1.50%        1.53%        1.59%        1.65%          3.11%+
   Expenses (before reimbursement)............       1.54%+         1.50%        1.53%        1.59%        1.82%          3.11%+
Portfolio turnover rate.......................         30%            46%         100%         148%         193%           270%
Net assets at end of period (in 000's)........    $90,349        $80,442      $40,692      $32,782      $18,764        $10,290

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

                                                            FINANCIAL HIGHLIGHTS

                                                              MID CAP VALUE FUND

                                  Class B                                                       Class C
    --------------------------------------------------------------------   --------------------------------------------------
    January 1,                                                             January 1,
       2003                                                   June 1**        2003
      through             Year ended December 31,             through        through           Year ended December 31,
    October 31,   ---------------------------------------   December 31,   October 31,   ------------------------------------
       2003*        2002       2001      2000      1999         1998          2003*        2002      2001      2000     1999
    -----------   --------   --------   -------   -------   ------------   -----------   --------   -------   ------   ------
     $  11.42     $  13.41   $  13.09   $ 11.78   $ 10.24      $10.00        $ 11.42     $  13.41   $ 13.09   $11.78   $10.24
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
        (0.03)      (0.01)       0.03      0.12      0.15        0.04          (0.03)      (0.01)      0.03     0.12     0.15
         1.95       (1.92)       0.51      2.42      2.28        0.31           1.95       (1.92)      0.51     2.42     2.28
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
         1.92       (1.93)       0.54      2.54      2.43        0.35           1.92       (1.93)      0.54     2.54     2.43
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
           --           --     (0.03)    (0.12)     (0.15)      (0.04)            --           --    (0.03)   (0.12)    (0.15)
           --       (0.06)     (0.19)    (1.02)     (0.74)      (0.07)            --       (0.06)    (0.19)   (1.02)    (0.74)
           --           --         --    (0.09)        --          --             --           --        --   (0.09)       --
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
           --       (0.06)     (0.22)    (1.23)     (0.89)      (0.11)            --       (0.06)    (0.22)   (1.23)    (0.89)
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
     $  13.34     $  11.42   $  13.41   $ 13.09   $ 11.78      $10.24        $ 13.34     $  11.42   $ 13.41   $13.09   $11.78
     ========     ========   ========   =======   =======      ======        =======     ========   =======   ======   ======
        16.81%      (14.35%)     4.17%    21.83%    24.16%       3.56%         16.81%      (14.35%)    4.17%   21.83%   24.16%
        (0.30%)+     (0.04%)     0.20%     0.91%     1.19%       0.45%+        (0.30%)+     (0.04%)    0.20%    0.91%    1.19%
         2.29%+       2.25%      2.28%     2.34%     2.40%       3.86%+         2.29%+       2.25%     2.28%    2.34%    2.40%
         2.29%+       2.25%      2.28%     2.34%     2.57%       3.86%+         2.29%+       2.25%     2.28%    2.34%    2.57%
           30%          46%       100%      148%      193%        270%            30%          46%      100%     148%     193%
     $156,116     $130,024   $105,146   $50,172   $23,803      $4,166        $33,501     $ 28,183   $10,586   $2,803   $  824

        Class C
     --------------

     September 1***
        through
      December 31,
          1998
     --------------
         $ 9.06
         ------
           0.04
           1.25
         ------
           1.29
         ------
          (0.04)
          (0.07)
             --
         ------
          (0.11)
         ------
         $10.24
         ======
          14.30%
           0.45%+
           3.86%+
           3.86%+
            270%
         $   --(b)

FINANCIAL HIGHLIGHTS

50

COMMON STOCK FUND

                                                                                  Class A
                                           --------------------------------------------------------------------------------------
                                           January 1,
                                              2003                                                                     June 1**
                                             through                      Year ended December 31,                      through
                                           October 31,      ---------------------------------------------------      December 31,
                                              2003*             2002           2001         2000         1999            1998
                                           -----------      ------------      -------      -------      -------      ------------
Net asset value at beginning of period...    $  9.02          $ 12.12         $ 14.74      $ 15.37      $ 11.86        $ 10.00
                                             -------          -------         -------      -------      -------        -------
Net investment income (loss) (a).........      (0.01)           (0.02)          (0.05)       (0.04)       (0.02)         (0.05)
Net realized and unrealized gain (loss)
 on investments..........................       1.68            (3.08)          (2.57)       (0.38)        3.54           1.91
                                             -------          -------         -------      -------      -------        -------
Total from investment operations.........       1.67            (3.10)          (2.62)       (0.42)        3.52           1.86
                                             -------          -------         -------      -------      -------        -------
Less distributions to shareholders:
 From net realized gain on investments...         --               --              --        (0.17)       (0.01)            --
 In excess of net realized gain on
   investments: .........................         --               --              --        (0.04)          --             --
                                             -------          -------         -------      -------      -------        -------
Total distributions to shareholders......         --               --              --        (0.21)       (0.01)            --
                                             -------          -------         -------      -------      -------        -------
Net asset value at end of period.........    $ 10.69          $  9.02         $ 12.12      $ 14.74      $ 15.37        $ 11.86
                                             =======          =======         =======      =======      =======        =======
Total investment return (b)..............      18.51%          (25.58%)        (17.77%)      (2.70%)      29.67%         18.60%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)..........      (0.06%)+         (0.24%)         (0.42%)      (0.26%)      (0.16%)        (1.09%)+
   Net expenses..........................       1.65%+           1.65%           1.58%        1.49%        1.59%          2.53%+
   Expenses (before reimbursement).......       1.86%+           1.75%           1.58%        1.49%        1.59%          2.53%+
Portfolio turnover rate..................         71%             130%             95%          70%          72%            32%
Net assets at end of period (in 000's)...    $38,313          $28,639         $31,389      $38,040      $26,214        $13,293

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.

                                                            FINANCIAL HIGHLIGHTS

                                                               COMMON STOCK FUND

                                 Class B                                                       Class C
    ------------------------------------------------------------------   ---------------------------------------------------
    January 1,                                                           January 1,
       2003                                                 June 1**        2003
      through            Year ended December 31,            through        through            Year ended December 31,
    October 31,   -------------------------------------   December 31,   October 31,   -------------------------------------
       2003*       2002      2001      2000      1999         1998          2003*       2002      2001      2000      1999
    -----------   -------   -------   -------   -------   ------------   -----------   -------   -------   -------   -------
      $  8.71     $ 11.79   $ 14.45   $ 15.19   $ 11.80     $ 10.00        $ 8.71      $ 11.79   $ 14.45   $ 15.19   $ 11.80
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
        (0.06)      (0.10)    (0.15)    (0.15)    (0.11)      (0.08)        (0.06)       (0.10)    (0.15)    (0.15)    (0.11)
         1.61       (2.98)    (2.51)    (0.38)     3.51        1.88          1.60        (2.98)    (2.51)    (0.38)     3.51
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
         1.55       (3.08)    (2.66)    (0.53)     3.40        1.80          1.54        (3.08)    (2.66)    (0.53)     3.40
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
           --          --        --     (0.17)    (0.01)         --            --           --        --     (0.17)    (0.01)
           --          --        --     (0.04)       --          --            --           --        --     (0.04)       --
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
           --          --        --     (0.21)    (0.01)         --            --           --        --     (0.21)    (0.01)
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
      $ 10.26     $  8.71   $ 11.79   $ 14.45   $ 15.19     $ 11.80        $10.25      $  8.71   $ 11.79   $ 14.45   $ 15.19
      =======     =======   =======   =======   =======     =======        ======      =======   =======   =======   =======
        17.80%     (26.12%)  (18.41%)   (3.46%)   28.80%      18.00%        17.68%      (26.12%)  (18.41%)   (3.46%)   28.80%
        (0.81%)+    (0.99%)   (1.17%)   (1.01%)   (0.91%)     (1.84%)+      (0.81%)+     (0.99%)   (1.17%)   (1.01%)   (0.91%)
         2.40%+      2.40%     2.33%     2.24%     2.34%       3.28%+        2.40%+       2.40%     2.33%     2.24%     2.34%
         2.61%+      2.50%     2.33%     2.24%     2.34%       3.28%+        2.61%+       2.50%     2.33%     2.24%     2.34%
           71%        130%       95%       70%       72%         32%           71%         130%       95%       70%       72%
      $53,946     $48,434   $73,048   $91,246   $58,937     $12,351        $2,429      $ 1,724   $ 1,683   $ 2,293   $   806

        Class C
     --------------

     September 1***
        through
      December 31,
          1998
     --------------
        $  9.22
        -------
          (0.06)
           2.64
        -------
           2.58
        -------
             --
             --
        -------
             --
        -------
        $ 11.80
        =======
          27.98%
          (1.84%)+
           3.28%+
           3.28%+
             32%
        $    --(c)

FINANCIAL HIGHLIGHTS

52

MAP FUND

                                                               Class A                               Class B
                                      ----------------------------------------------------------   -----------
                                      January 31,                                                  January 31,
                                         2003                Year ended               June 9**        2003
                                        through             December 31,              through        through
                                      October 31,   -----------------------------   December 31,   October 31,
                                         2003*        2002       2001      2000         1999          2003*
                                      -----------   --------   --------   -------   ------------   -----------
Net asset value at beginning of
 period.............................   $  21.95     $  27.66   $  27.25   $ 26.22      $25.38       $  21.47
                                       --------     --------   --------   -------      ------       --------
Net investment income (loss)........      (0.04)        0.15       0.03      0.02        0.05          (0.16)
Net realized and unrealized gain
 (loss) on investments..............       6.13        (5.69)      0.55      4.17        1.81           5.95
                                       --------     --------   --------   -------      ------       --------
Total from investment operations....       6.09        (5.54)      0.58      4.19        1.86           5.79
                                       --------     --------   --------   -------      ------       --------
Less dividends and distributions:
 From net investment income.........         --        (0.11)     (0.03)       --       (0.08)            --
 From net realized gain on
   investments......................         --        (0.06)     (0.14)    (3.16)      (0.94)            --
                                       --------     --------   --------   -------      ------       --------
Total dividends and distributions...         --        (0.17)     (0.17)    (3.16)      (1.02)            --
                                       --------     --------   --------   -------      ------       --------
Net asset value at end of period....   $  28.04     $  21.95   $  27.66   $ 27.25      $26.22       $  27.26
                                       ========     ========   ========   =======      ======       ========
Total investment return (b).........      27.74%      (20.04%)     2.11%    16.67%       7.53%         26.97%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).....      (0.17%)+      0.63%      0.37%     0.12%       0.46%+        (0.92%)+
   Net expenses.....................       1.35%+       1.33%      1.25%     1.25%       1.25%+         2.10%+
   Expenses (before reimbursement)..       1.45%+       1.44%      1.43%     1.44%       1.41%+         2.20%+
Portfolio turnover rate.............         61%          77%        19%       40%         32%            61%
Net assets at end of period (in
 000's).............................   $176,932     $123,461   $103,402   $$22,048     $8,651       $220,932

                                                        Class B
                                      --------------------------------------------

                                               Year ended               June 9**
                                              December 31,              through
                                      -----------------------------   December 31,
                                        2002       2001      2000         1999
                                      --------   --------   -------   ------------
Net asset value at beginning of
 period.............................  $  27.13   $  26.92   $ 26.15     $ 25.38
                                      --------   --------   -------     -------
Net investment income (loss)........     (0.03)     (0.06)    (0.11)       0.02
Net realized and unrealized gain
 (loss) on investments..............     (5.57)      0.41      4.04        1.76
                                      --------   --------   -------     -------
Total from investment operations....     (5.60)      0.35      3.93        1.78
                                      --------   --------   -------     -------
Less dividends and distributions:
 From net investment income.........        --         --        --       (0.07)
 From net realized gain on
   investments......................     (0.06)     (0.14)    (3.16)      (0.94)
                                      --------   --------   -------     -------
Total dividends and distributions...     (0.06)     (0.14)    (3.16)      (1.01)
                                      --------   --------   -------     -------
Net asset value at end of period....  $  21.47   $  27.13   $ 26.92     $ 26.15
                                      ========   ========   =======     =======
Total investment return (b).........    (20.63%)     1.29%    15.72%       7.23%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).....     (0.12%)    (0.38%)   (0.63%)     (0.29%)+
   Net expenses.....................      2.08%      2.00%     2.00%       2.00%+
   Expenses (before reimbursement)..      2.19%      2.18%     2.19%       2.16%+
Portfolio turnover rate.............        77%        19%       40%         32%
Net assets at end of period (in
 000's).............................  $153,581   $134,883   $40,078     $11,511

-------

 *    The Fund changed its fiscal year end from December 31 to
      October 31.
 **   Class A, B and C shares first offered on June 9, 1999.
***   The financial information for the year ended December 31,
      1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of
      business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Fund
      (formerly MainStay MAP Equity Fund).
 +    Annualized.
(a)   Less than one cent per share.
(b)   Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                                        MAP FUND

                            Class C                                                      Class I***
    --------------------------------------------------------   --------------------------------------------------------------
    January 31,                                                January 31,
      2003                Year ended            June 9**         2003                           Year ended
     through             December 31,            through        through                        December 31,
    October 31,   ---------------------------   December 31,   October 31,   ------------------------------------------------
      2003*        2002      2001      2000       1999           2003*         2002      2001      2000      1999      1998
    -----------   -------   -------   -------   ------------   -----------   --------   -------   -------   -------   -------
      $ 21.47     $ 27.13   $ 26.92   $ 26.15     $ 25.38       $  22.03     $  27.75   $ 27.31   $ 26.25   $ 24.58   $ 22.73
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
        (0.16)      (0.03)    (0.06)    (0.11)       0.02           0.00(a)      0.19      0.07      0.12      0.11      0.33
         5.95       (5.57)     0.41      4.04        1.76           6.16        (5.69)     0.58      4.13      2.81      4.81
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
         5.79       (5.60)     0.35      3.93        1.78           6.16        (5.50)     0.65      4.25      2.92      5.14
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
           --          --        --        --       (0.07)            --        (0.16)    (0.07)    (0.03)    (0.11)    (0.33)
           --       (0.06)    (0.14)    (3.16)      (0.94)            --        (0.06)    (0.14)    (3.16)    (1.14)    (2.96)
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
           --       (0.06)    (0.14)    (3.16)      (1.01)            --        (0.22)    (0.21)    (3.19)    (1.25)    (3.29)
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
      $ 27.26     $ 21.47   $ 27.13   $ 26.92     $ 26.15       $  28.19     $  22.03   $ 27.75   $ 27.31   $ 26.25   $ 24.58
      =======     =======   =======   =======     =======       ========     ========   =======   =======   =======   =======
        26.97%     (20.63%)    1.29%    15.72%       7.23%         27.96%      (19.81%)    2.36%    16.88%    12.18%    24.23%
        (0.92%)+    (0.12%)   (0.38%)   (0.63%)     (0.29%)+        0.08%+       0.88%     0.62%     0.37%     0.39%     1.10%
         2.10%+      2.08%     2.00%     2.00%       2.00%+         1.10%+       1.08%     1.00%     1.00%     0.88%     0.70%
         2.20%+      2.19%     2.18%     2.19%       2.16%+         1.20%+       1.19%     1.18%     1.19%     0.96%     0.77%
           61%         77%       19%       40%         32%            61%          77%       19%       40%       32%       41%
      $95,004     $69,077   $51,234   $ 6,546     $ 2,478       $183,283     $115,186   $96,726   $69,434   $63,460   $60,414

FINANCIAL HIGHLIGHTS

54

RESEARCH VALUE FUND

                                                                                   Class A
                                            -------------------------------------------------------------------------------------
                                            January 1, 2003                                                            June 1**
                                                through                     Year ended December 31,                    through
                                              October 31,        ----------------------------------------------      December 31,
                                                 2003*            2002         2001         2000         1999            1998
                                            ---------------      -------      -------      -------      -------      ------------
Net asset value at beginning of
 period...............................          $  8.38          $ 11.67      $ 12.56      $ 11.62      $ 10.30        $ 10.00
                                                -------          -------      -------      -------      -------        -------
Net investment income (loss) (a)......             0.07             0.02         0.01         0.00(b)     (0.03)         (0.07)
Net realized and unrealized gain
 (loss) on investments................             1.32            (3.30)       (0.78)        1.70         1.90           0.37
                                                -------          -------      -------      -------      -------        -------
Total from investment operations......             1.39            (3.28)       (0.77)        1.70         1.87           0.30
                                                -------          -------      -------      -------      -------        -------
Less distributions:
 From net realized gain on
   investments........................               --            (0.01)       (0.12)       (0.76)       (0.37)            --
 In excess of net realized gain on
   investments........................               --               --           --           --        (0.18)            --
                                                -------          -------      -------      -------      -------        -------
Total distributions to shareholders...               --            (0.01)       (0.12)       (0.76)       (0.55)            --
                                                -------          -------      -------      -------      -------        -------
Net asset value at end of period......          $  9.77          $  8.38      $ 11.67      $ 12.56      $ 11.62        $ 10.30
                                                =======          =======      =======      =======      =======        =======
Total investment return (c)...........            16.59%          (28.07%)      (6.14%)      14.89%       18.35%          3.00%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).......             0.91%+           0.24%        0.05%        0.06%       (0.33%)        (1.48%)+
   Net expenses.......................             1.70%+           1.70%        1.74%        1.80%        1.80%          3.15%+
   Expenses (before reimbursement)....             1.95%+           1.91%        1.74%        1.89%        2.14%          3.15%+
Portfolio turnover rate...............                5%             120%          44%          60%          63%            53%
Net assets at end of period (in
 000's)...............................          $26,172          $18,532      $23,360      $22,619      $13,987        $10,378

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                             RESEARCH VALUE FUND

                                 Class B                                                       Class C
    ------------------------------------------------------------------   ---------------------------------------------------
     January 1                                              June 1**      January 1
      through            Year ended December 31,            through        through            Year ended December 31,
    October 31,   -------------------------------------   December 31,   October 31,   -------------------------------------
       2003*       2002      2001      2000      1999         1998          2003*       2002      2001      2000      1999
    -----------   -------   -------   -------   -------   ------------   -----------   -------   -------   -------   -------
      $  8.08     $ 11.34   $ 12.30   $ 11.48   $ 10.25     $ 10.00        $  8.08     $ 11.34   $ 12.30   $ 11.48   $ 10.25
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
         0.01       (0.05)    (0.08)    (0.08)    (0.09)      (0.10)          0.01      (0.05)     (0.08)    (0.08)    (0.09)
         1.28       (3.20)    (0.76)     1.66      1.87        0.35           1.28      (3.20)     (0.76)     1.66      1.87
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
         1.29       (3.25)    (0.84)     1.58      1.78        0.25           1.29      (3.25)     (0.84)     1.58      1.78
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
           --       (0.01)    (0.12)    (0.76)    (0.37)         --             --      (0.01)     (0.12)    (0.76)    (0.37)
           --          --        --        --     (0.18)         --             --          --        --        --     (0.18)
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
           --       (0.01)    (0.12)    (0.76)    (0.55)         --             --      (0.01)     (0.12)    (0.76)    (0.55)
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
      $  9.37     $  8.08   $ 11.34   $ 12.30   $ 11.48     $ 10.25        $  9.37     $  8.08   $ 11.34   $ 12.30   $ 11.48
      =======     =======   =======   =======   =======     =======        =======     =======   =======   =======   =======
        15.97%     (28.62%)   (6.84%)   14.03%    17.56%       2.50%         15.97%     (28.62%)   (6.84%)   14.03%    17.56%
         0.16%+     (0.51%)   (0.70%)   (0.69%)   (1.08%)     (2.23%)+        0.16%+     (0.51%)   (0.70%)   (0.69%)   (1.08%)
         2.45%+      2.45%     2.49%     2.55%     2.55%       3.90%+         2.45%+      2.45%     2.49%     2.55%     2.55%
         2.70%+      2.66%     2.49%     2.64%     2.89%       3.90%+         2.70%+      2.66%     2.49%     2.64%     2.89%
            5%        120%       44%       60%       63%         53%             5%        120%       44%       60%       63%
      $23,738     $18,961   $28,562   $23,087   $10,176     $ 4,589        $10,591     $ 3,737   $ 5,831   $ 4,345   $ 1,146

        Class C
     --------------
     September 1***
        through
      December 31,
          1998
     --------------
        $  8.30
        -------
          (0.06)
           2.01
        -------
           1.95
        -------
             --
             --
        -------
             --
        -------
        $ 10.25
        =======
          23.49%
          (2.23%)+
           3.90%+
           3.90%+
             53%
        $   138

FINANCIAL HIGHLIGHTS

56

STRATEGIC VALUE FUND

                                                                                    Class A
                                               ----------------------------------------------------------------------------------
                                               January 31, 2003
                                                   through                             Year ended December 31,
                                                 October 31,         ------------------------------------------------------------
                                                    2003*             2002         2001          2000         1999         1998
                                               ----------------      -------      -------       -------      -------      -------
Net asset value at beginning of period.......     $     8.36         $ 10.12      $ 10.55       $ 11.15      $ 10.18      $ 10.29
                                                  ----------         -------      -------       -------      -------      -------
Net investment income........................           0.22(a)         0.26         0.28(a)(d)    0.31         0.22         0.15
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions................................           1.58           (1.77)       (0.20)(d)      0.29         1.15        (0.10)
                                                  ----------         -------      -------       -------      -------      -------
Total from investment operations.............           1.80           (1.51)        0.08          0.60         1.37         0.05
                                                  ----------         -------      -------       -------      -------      -------
Less dividends and distributions:
 From net investment income..................          (0.19)          (0.25)       (0.30)        (0.33)       (0.23)       (0.15)
 From net realized gain on investments.......             --              --        (0.21)        (0.87)       (0.17)       (0.01)
                                                  ----------         -------      -------       -------      -------      -------
Total dividends and distributions............          (0.19)          (0.25)       (0.51)        (1.20)       (0.40)       (0.16)
                                                  ----------         -------      -------       -------      -------      -------
Net asset value at end of period.............     $     9.97         $  8.36      $ 10.12       $ 10.55      $ 11.15      $ 10.18
                                                  ==========         =======      =======       =======      =======      =======
Total investment return (b)..................          21.85%         (14.98%)       0.81%         5.78%       13.59%        0.52%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.....................           2.87%+          2.78%        2.62%(d)      2.76%        1.97%        1.49%
   Net expenses..............................           1.70%+          1.74%        1.83%         1.82%        1.69%        1.79%
   Expenses (before reimbursement)...........           2.25%+          2.14%        1.83%         1.82%        1.69%        1.79%
Portfolio turnover rate......................             39%             53%          82%          113%         122%         203%
Net assets at end of period (in 000's).......     $   10,604         $ 7,174      $ 7,636       $19,278      $18,899      $17,946

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                 Class A     Class B     Class C
                                                                 -------     -------     -------
Decrease net investment income..............................     ($0.00)(c)  ($0.00)(c)  ($0.00)(c)
Increase net realized and unrealized gains and losses.......       0.00(c)     0.00(c)     0.00(c)
Decrease ratio of net investment income.....................      (0.03%)     (0.03%)     (0.03%)

                                                            FINANCIAL HIGHLIGHTS

                                                            STRATEGIC VALUE FUND

                                   Class B                                          Class C
    ----------------------------------------------------------------------      ---------------
    January 1, 2003                                                             January 1, 2003
        through                      Year ended December 31,                        through
      October 31       ---------------------------------------------------        October 31
         2003*          2002      2001          2000      1999      1998             2003*
    ---------------    -------   -------       -------   -------   -------      ---------------
      $     8.35       $ 10.10   $ 10.54       $ 11.13   $ 10.17   $ 10.29        $     8.35
      ----------       -------   -------       -------   -------   -------        ----------
            0.16(a)       0.19      0.20(a)(d)    0.23      0.14      0.08              0.16(a)
            1.58         (1.76)    (0.21)(d)      0.30      1.14     (0.11)             1.58
      ----------       -------   -------       -------   -------   -------        ----------
            1.74         (1.57)    (0.01)         0.53      1.28     (0.03)             1.74
      ----------       -------   -------       -------   -------   -------        ----------
           (0.13)        (0.18)    (0.22)        (0.25)    (0.15)    (0.08)            (0.13)
              --            --     (0.21)        (0.87)    (0.17)    (0.01)               --
      ----------       -------   -------       -------   -------   -------        ----------
           (0.13)        (0.18)    (0.43)        (1.12)    (0.32)    (0.09)            (0.13)
      ----------       -------   -------       -------   -------   -------        ----------
      $     9.96       $  8.35   $ 10.10       $ 10.54   $ 11.13   $ 10.17        $     9.96
      ==========       =======   =======       =======   =======   =======        ==========
           21.20%       (15.58%)   (0.07%)        5.07%    12.64%    (0.27%)           21.19%
            2.12%+        2.03%     1.87%(d)      2.01%     1.22%     0.74%             2.12%+
            2.45%+        2.49%     2.58%         2.57%     2.44%     2.54%             2.45%+
            3.00%+        2.89%     2.58%         2.57%     2.44%     2.54%             3.00%+
              39%           53%       82%          113%      122%      203%               39%
      $   30,521       $24,038   $28,684       $30,134   $35,702   $38,528        $      770

                              Class C
     ---------------------------------------------------------
                                                 September 1**
              Year ended December 31,               through
     -----------------------------------------   December 31,
      2002      2001          2000      1999         1998
     -------   -------       -------   -------   -------------
     $ 10.10   $ 10.54       $ 11.13   $ 10.17      $  9.15
     -------   -------       -------   -------      -------
        0.19      0.20(a)(d)    0.23      0.14         0.05
       (1.76)    (0.21)(d)      0.30      1.14         1.03
     -------   -------       -------   -------      -------
       (1.57)    (0.01)         0.53      1.28         1.08
     -------   -------       -------   -------      -------
       (0.18)    (0.22)        (0.25)    (0.15)       (0.05)
          --     (0.21)        (0.87)    (0.17)       (0.01)
     -------   -------       -------   -------      -------
       (0.18)    (0.43)        (1.12)    (0.32)       (0.06)
     -------   -------       -------   -------      -------
     $  8.35   $ 10.10       $ 10.54   $ 11.13      $ 10.17
     =======   =======       =======   =======      =======
      (15.58%)   (0.07%)        5.07%    12.64%       11.77%
        2.03%     1.87%(d)      2.01%     1.22%        0.74%+
        2.49%     2.58%         2.57%     2.44%        2.54%+
        2.89%     2.58%         2.57%     2.44%        2.54%
          53%       82%          113%      122%         203%
     $   517   $   358       $   260   $   154      $    84

FINANCIAL HIGHLIGHTS

58

TOTAL RETURN FUND

                                                                                  Class A
                                           --------------------------------------------------------------------------------------
                                           January 1, 2003
                                               through                               Year ended December 31,
                                             October 31,         ----------------------------------------------------------------
                                                2003*              2002          2001          2000          1999          1998
                                           ----------------      --------      --------      --------      --------      --------
Net asset value at beginning of period...      $  15.29          $  18.92      $  22.14      $  27.23      $  24.96      $  21.44
                                               --------          --------      --------      --------      --------      --------
Net investment income....................          0.16(b)           0.27          0.34(c)       0.38          0.34          0.39
Net realized and unrealized gain (loss)
 on investments..........................          2.12             (3.62)        (2.99)(c)     (1.62)         3.69          5.29
                                               --------          --------      --------      --------      --------      --------
Total from investment operations.........          2.28             (3.35)        (2.65)        (1.24)         4.03          5.68
                                               --------          --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income..............         (0.15)            (0.28)        (0.35)        (0.39)        (0.34)        (0.39)
 From net realized gain on investments...            --                --         (0.22)        (3.46)        (1.42)        (1.77)
                                               --------          --------      --------      --------      --------      --------
Total dividends and distributions........         (0.15)            (0.28)        (0.57)        (3.85)        (1.76)        (2.16)
                                               --------          --------      --------      --------      --------      --------
Net asset value at end of period.........      $  17.42          $  15.29      $  18.92      $  22.14      $  27.23      $  24.96
                                               ========          ========      ========      ========      ========      ========
Total investment return (a)..............         15.02%           (17.75%)      (11.92%)       (4.48%)       16.46%        26.93%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.................          1.21%+            1.57%         1.74%(b)      1.42%         1.32%         1.66%
   Net expenses..........................          1.33%+            1.30%         1.18%         1.13%         1.13%         1.16%
   Expenses (before waiver)..............          1.33%+            1.31%         1.21%         1.15%         1.16%         1.18%
Portfolio turnover rate..................            67%               96%          120%          123%          125%          169%
Net assets at end of period (in 000's)...      $138,787          $140,298      $221,022      $231,649      $203,924      $152,598

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Per share data based on average shares outstanding during the period.
(c)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................     (0.02)     (0.02)     (0.02)
Increase net realized and unrealized gains and losses.......      0.02       0.02       0.02
Decrease ratio of net investment income.....................     (0.10%)    (0.10%)    (0.10%)

                                                            FINANCIAL HIGHLIGHTS

                                                               TOTAL RETURN FUND

                                       Class B                                              Class C
-------------------------------------------------------------------------------------   ----------------
    January 1, 2003                                                                     January 1, 2003
        through                           Year ended December 31,                           through
      October 31,      --------------------------------------------------------------     October 31,
         2003*           2002        2001           2000         1999         1998           2003*
    ----------------   --------   ----------     ----------   ----------   ----------   ----------------
        $  15.32       $  18.95   $    22.17     $    27.23   $    24.96   $    21.45        $15.32
        --------       --------   ----------     ----------   ----------   ----------        ------
            0.06(b)        0.14         0.20(c)        0.18         0.15         0.21          0.06(b)
            2.13          (3.61)       (3.00)(c)      (1.60)        3.69         5.28          2.13
        --------       --------   ----------     ----------   ----------   ----------        ------
            2.19          (3.47)       (2.80)         (1.42)        3.84         5.49          2.19
        --------       --------   ----------     ----------   ----------   ----------        ------
           (0.06)         (0.16)       (0.20)         (0.18)       (0.15)       (0.21)        (0.06)
              --             --        (0.22)         (3.46)       (1.42)       (1.77)           --
        --------       --------   ----------     ----------   ----------   ----------        ------
           (0.06)         (0.16)       (0.42)         (3.64)       (1.57)       (1.98)        (0.06)
        --------       --------   ----------     ----------   ----------   ----------        ------
        $  17.45       $  15.32   $    18.95     $    22.17   $    27.23   $    24.96        $17.45
        ========       ========   ==========     ==========   ==========   ==========        ======
           14.33%        (18.37%)     (12.61%)        (5.10%)      15.60%       25.96%        14.33%
            0.46%+         0.82%        0.99%(b)       0.67%        0.57%        0.91%         0.46%+
            2.08%+         2.05%        1.93%          1.88%        1.88%        1.91%         2.08%+
            2.08%+         2.06%        1.96%          1.90%        1.91%        1.93%         2.08%+
              67%            96%         120%           123%         125%         169%           67%
        $829,016       $793,340   $1,143,755     $1,457,366   $1,678,696   $1,482,411        $4,845

                            Class C
---  ------------------------------------------------------
                                             September 1**
            Year ended December 31,             through
     -------------------------------------    December 31,
      2002      2001        2000     1999         1998
     -------   -------     ------   ------   --------------
     $ 18.95   $ 22.17     $27.23   $24.96       $21.70
     -------   -------     ------   ------       ------
        0.14      0.20(c)    0.18     0.15         0.11
       (3.61)    (3.00)(c)  (1.60)    3.69         5.03
     -------   -------     ------   ------       ------
       (3.47)    (2.80)     (1.42)    3.84         5.14
     -------   -------     ------   ------       ------
       (0.16)    (0.20)     (0.18)   (0.15)       (0.11)
          --     (0.22)     (3.46)   (1.42)       (1.77)
     -------   -------     ------   ------       ------
       (0.16)    (0.42)     (3.64)   (1.57)       (1.88)
     -------   -------     ------   ------       ------
     $ 15.32   $ 18.95     $22.17   $27.23       $24.96
     =======   =======     ======   ======       ======
      (18.37%)  (12.61%)    (5.10%)  15.60%       23.94%
        0.82%     0.99%(b)   0.67%    0.57%        0.91%+
        2.05%     1.93%      1.88%    1.88%        1.91%+
        2.06%     1.96%      1.90%    1.91%        1.93%+
          96%      120%       123%     125%         169%
     $ 4,501   $ 7,528     $9,671   $5,579       $  359

FINANCIAL HIGHLIGHTS

60

VALUE FUND

                                                                              Class A
                                  -----------------------------------------------------------------------------------------------
                                  January 1, 2003
                                      through                                   Year ended December 31,
                                    October 31,        --------------------------------------------------------------------------
                                       2003*              2002            2001            2000            1999            1998
                                  ---------------      ----------      ----------      ----------      ----------      ----------
Net asset value at beginning of
 period.........................    $    14.13         $    18.52      $    19.12      $    18.18      $    17.16      $    21.76
                                    ----------         ----------      ----------      ----------      ----------      ----------
Net investment income (loss)....          0.11               0.12            0.19            0.15            0.12            0.23
Net realized and unrealized gain
 (loss) on investments..........          2.42              (4.23)          (0.52)           1.96            1.29           (1.92)
                                    ----------         ----------      ----------      ----------      ----------      ----------
Total from investment
 operations.....................          2.53              (4.11)          (0.33)           2.11            1.41           (1.69)
                                    ----------         ----------      ----------      ----------      ----------      ----------
Less dividends and
 distributions:
 From net investment income.....         (0.10)             (0.11)          (0.19)          (0.15)          (0.00)(b)       (0.23)
 From net realized gain on
   investments..................            --              (0.17)          (0.08)          (0.91)          (0.32)          (2.68)
 Return of capital..............            --                 --              --           (0.11)          (0.07)             --
                                    ----------         ----------      ----------      ----------      ----------      ----------
Total dividends and
 distributions..................         (0.10)             (0.28)          (0.27)          (1.17)          (0.39)          (2.91)
                                    ----------         ----------      ----------      ----------      ----------      ----------
Net asset value at end of
 period.........................    $    16.56         $    14.13      $    18.52      $    19.12      $    18.18      $    17.16
                                    ==========         ==========      ==========      ==========      ==========      ==========
Total investment return (a).....         18.02%            (22.16%)         (1.74%)         11.89%           8.33%          (7.41%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income
    (loss)......................          0.93%+             0.82%           0.99%           0.73%           0.70%           1.03%
   Expenses.....................          1.38%+             1.30%           1.20%           1.20%           1.13%           1.09%
Portfolio turnover rate.........            47%                66%             88%             92%             61%             83%
Net assets at end of period (in
 000's).........................    $  112,745         $  101,999      $  141,703      $  113,111      $  117,036      $  114,925

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                                      VALUE FUND

                                         Class B                                             Class C
    ----------------------------------------------------------------------------------   ---------------
    January 1, 2003                                                                      January 1, 2003
        through                           Year ended December 31,                            through
      October 31,     ----------------------------------------------------------------     October 31,
         2003*           2002         2001         2000         1999           1998           2003*
    ---------------   ----------   ----------   ----------   ----------     ----------   ---------------
      $    14.13      $    18.53   $    19.12   $    18.09   $    17.15     $    21.74     $    14.13
      ----------      ----------   ----------   ----------   ----------     ----------     ----------
            0.02            0.01         0.04         0.01        (0.01)          0.06           0.02
            2.42           (4.23)       (0.51)        1.95         1.28          (1.91)          2.42
      ----------      ----------   ----------   ----------   ----------     ----------     ----------
            2.44           (4.22)       (0.47)        1.96         1.27          (1.85)          2.44
      ----------      ----------   ----------   ----------   ----------     ----------     ----------
           (0.02)          (0.01)       (0.04)       (0.01)       (0.00)(b)      (0.06)         (0.02)
              --           (0.17)       (0.08)       (0.91)       (0.32)         (2.68)            --
              --              --           --        (0.01)       (0.01)            --             --
      ----------      ----------   ----------   ----------   ----------     ----------     ----------
           (0.02)          (0.18)       (0.12)       (0.93)       (0.33)         (2.74)         (0.02)
      ----------      ----------   ----------   ----------   ----------     ----------     ----------
      $    16.55      $    14.13   $    18.53   $    19.12   $    18.09     $    17.15     $    16.55
      ==========      ==========   ==========   ==========   ==========     ==========     ==========
           17.26%         (22.76%)      (2.45%)      11.05%        7.51%         (8.09%)        17.26%
            0.18%+          0.07%        0.24%       (0.02%)      (0.05%)         0.28%          0.18%+
            2.13%+          2.05%        1.95%        1.95%        1.88%          1.84%          2.13%+
              47%             66%          88%          92%          61%            83%            47%
      $  560,740      $  517,050   $  753,299   $  819,003   $1,012,767     $1,174,554     $    3,095

                                   Class C
     --------------------------------------------------------------------
                                                           September 1,**
                  Year ended December 31,                     through
     -------------------------------------------------      December 31,
        2002         2001         2000         1999             1998
     ----------   ----------   ----------   ----------     --------------
     $    18.53   $    19.12   $    18.09   $    17.15       $    18.16
     ----------   ----------   ----------   ----------       ----------
           0.01         0.04         0.01        (0.01)            0.03
          (4.23)       (0.51)        1.95         1.28             1.67
     ----------   ----------   ----------   ----------       ----------
          (4.22)       (0.47)        1.96         1.27             1.70
     ----------   ----------   ----------   ----------       ----------
          (0.01)       (0.04)       (0.01)       (0.00)(b)        (0.03)
          (0.17)       (0.08)       (0.91)       (0.32)           (2.68)
             --           --        (0.01)       (0.01)              --
     ----------   ----------   ----------   ----------       ----------
          (0.18)       (0.12)       (0.93)       (0.33)           (2.71)
     ----------   ----------   ----------   ----------       ----------
     $    14.13   $    18.53   $    19.12   $    18.09       $    17.15
     ==========   ==========   ==========   ==========       ==========
         (22.76%)      (2.45%)      11.05%        7.51%            9.88%
           0.07%        0.24%       (0.02%)      (0.05%)           0.28%+
           2.05%        1.95%        1.95%        1.88%            1.84%+
             66%          88%          92%          61%              83%
     $    2,336   $    1,631   $      774   $      631       $       80

FINANCIAL HIGHLIGHTS

62

GOVERNMENT FUND

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003
                                                  through                            Year ended December 31,
                                                October 31,      ----------------------------------------------------------------
                                                   2003*           2002          2001           2000         1999          1998
                                                -----------      --------      --------       --------     --------      --------
Net asset value at beginning of period........   $   8.67        $   8.25      $   8.19       $   7.75     $   8.46      $   8.27
                                                 --------        --------      --------       --------     --------      --------
Net investment income.........................       0.20            0.32          0.39(a)(d)     0.46(a)      0.42          0.43
Net realized and unrealized gain (loss) on
 investments..................................      (0.16)           0.47          0.12(d)        0.45        (0.65)         0.24
                                                 --------        --------      --------       --------     --------      --------
Total from investment operations..............       0.04            0.79          0.51           0.91        (0.23)         0.67
                                                 --------        --------      --------       --------     --------      --------
Less dividends and distributions:
 From net investment income...................      (0.29)          (0.37)        (0.39)         (0.46)       (0.42)        (0.43)
 Return of capital............................         --              --         (0.06)         (0.01)       (0.06)        (0.05)
                                                 --------        --------      --------       --------     --------      --------
Total dividends and distributions.............      (0.29)          (0.37)        (0.45)         (0.47)       (0.48)        (0.48)
                                                 --------        --------      --------       --------     --------      --------
Net asset value at end of period..............   $   8.42        $   8.67      $   8.25       $   8.19     $   7.75      $   8.46
                                                 ========        ========      ========       ========     ========      ========
Total investment return (b)...................       0.50%           9.75%         6.33%         12.20%       (2.81%)        8.32%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income......................       2.85%+          3.76%         4.71%(d)       5.89%        5.17%         5.20%
   Expenses...................................       1.25%+          1.19%         1.17%          1.16%        1.13%         1.12%
Portfolio turnover rate.......................         99%            117%          151%           324%         255%          371%
Net assets at end of period (in 000's)........   $ 99,852        $ 92,581      $ 59,405       $ 58,674     $ 34,116      $ 22,189

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................    ($0.03)    ($0.03)    ($0.03)
Increase net realized and unrealized gains and losses.......      0.03       0.03       0.03
Decrease ratio of net investment income.....................     (0.37%)    (0.37%)    (0.37%)

                                                            FINANCIAL HIGHLIGHTS

                                                                 GOVERNMENT FUND

                                           Class B                                             Class C
    --------------------------------------------------------------------------------------   -----------
    January 1,                                                                               January 1,
       2003                                                                                     2003
      through                             Year ended December 31,                              through
    October 31,   ------------------------------------------------------------------------   October 31,
       2003*        2002            2001                 2000            1999       1998        2003*
    -----------   --------   ------------------   ------------------   --------   --------   -----------
     $   8.66     $   8.24        $   8.18             $   7.73        $   8.44   $   8.25    $   8.66
     --------     --------        --------             --------        --------   --------    --------
         0.14         0.26            0.33(a)(d)           0.40(a)         0.36       0.37        0.14
        (0.16)        0.46            0.12(d)              0.46           (0.66)      0.24       (0.16)
     --------     --------        --------             --------        --------   --------    --------
        (0.02)        0.72            0.45                 0.86           (0.30)      0.61       (0.02)
     --------     --------        --------             --------        --------   --------    --------
        (0.24)       (0.30)          (0.34)               (0.41)          (0.36)     (0.37)      (0.24)
           --           --           (0.05)               (0.00)(c)       (0.05)     (0.05)         --
     --------     --------        --------             --------        --------   --------    --------
        (0.24)       (0.30)          (0.39)               (0.41)          (0.41)     (0.42)      (0.24)
     --------     --------        --------             --------        --------   --------    --------
     $   8.40     $   8.66        $   8.24             $   8.18        $   7.73   $   8.44    $   8.40
     ========     ========        ========             ========        ========   ========    ========
        (0.25)%       8.94%           5.54%               11.49%          (3.60%)     7.52%      (0.25%)
         2.10%+       3.01%           3.96%(d)             5.14%           4.42%      4.45%       2.10%+
         2.00%+       1.94%           1.92%                1.91%           1.88%      1.87%       2.00%+
           99%         117%            151%                 324%            255%       371%         99%
     $408,180     $477,341        $411,271             $403,374        $483,495   $590,592    $ 12,385

                                        Class C
     ------------------------------------------------------------------------------

                                                                     September 1,**
                        Year ended December 31,                         through
     -------------------------------------------------------------    December 31,
       2002            2001                 2000            1999          1998
     --------   ------------------   ------------------   --------   --------------
     $   8.24        $   8.18             $   7.73        $   8.44      $   8.43
     --------        --------             --------        --------      --------
         0.26            0.33(a)(d)           0.40(a)         0.36          0.12
         0.46            0.12(d)              0.46           (0.66)         0.03
     --------        --------             --------        --------      --------
         0.72            0.45                 0.86           (0.30)         0.15
     --------        --------             --------        --------      --------
        (0.30)          (0.34)               (0.41)          (0.36)        (0.12)
           --           (0.05)               (0.00)(c)       (0.05)        (0.02)
     --------        --------             --------        --------      --------
        (0.30)          (0.39)               (0.41)          (0.41)        (0.14)
     --------        --------             --------        --------      --------
     $   8.66        $   8.24             $   8.18        $   7.73      $   8.44
     ========        ========             ========        ========      ========
         8.94%           5.54%               11.49%          (3.60%)        1.75%
         3.01%           3.96%(d)             5.14%           4.42%         4.45%+
         1.94%           1.92%                1.91%           1.88%         1.87%+
          117%            151%                 324%            255%          371%
     $ 17,940        $  9,245             $  5,059        $    532      $     94

FINANCIAL HIGHLIGHTS

64

HIGH YIELD CORPORATE BOND FUND

                                                                                Class A
                                      -------------------------------------------------------------------------------------------
                                      January 1,
                                         2003
                                        through                                 Year ended December 31,
                                      October 31,      --------------------------------------------------------------------------
                                         2003*            2002            2001            2000            1999            1998
                                      -----------      ----------      ----------      ----------      ----------      ----------
Net asset value at beginning of
 period.............................  $     4.95       $     5.56      $     6.10      $     7.41      $     7.54      $     8.16
                                      ----------       ----------      ----------      ----------      ----------      ----------
Net investment income...............        0.39             0.51            0.65(c)         0.80            0.79            0.75
Net realized and unrealized gain
 (loss) on investments..............        1.12            (0.54)          (0.50)(c)       (1.25)          (0.06)          (0.57)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.......................        0.00(b)         (0.02)           0.00(b)         0.02            0.02           (0.01)
                                      ----------       ----------      ----------      ----------      ----------      ----------
Total from investment operations....        1.51            (0.05)           0.15           (0.43)           0.75            0.17
                                      ----------       ----------      ----------      ----------      ----------      ----------
Less dividends and distributions:
 From net investment income.........       (0.40)           (0.51)          (0.65)          (0.83)          (0.85)          (0.75)
 From net realized gain on
   investments......................          --               --              --           (0.05)          (0.03)          (0.04)
 Return of capital..................       (0.01)           (0.05)          (0.04)             --              --              --
                                      ----------       ----------      ----------      ----------      ----------      ----------
Total dividends and distributions...       (0.41)           (0.56)          (0.69)          (0.88)          (0.88)          (0.79)
                                      ----------       ----------      ----------      ----------      ----------      ----------
Net asset value at end of period....  $     6.05       $     4.95      $     5.56      $     6.10      $     7.41      $     7.54
                                      ==========       ==========      ==========      ==========      ==========      ==========
Total investment return (a).........       31.57%           (0.78%)          2.49%          (6.48%)         10.33%           2.07%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income............        8.43%+           9.63%          10.84%(c)       11.35%          10.36%           9.40%
   Net expenses.....................        1.01%+           1.07%           1.04%           1.03%           1.00%           1.00%
   Expenses (before waiver).........        1.01%+           1.08%           1.08%           1.07%           1.04%           1.04%
Portfolio turnover rate.............          47%              50%             51%             54%             83%            128%
Net assets at end of period (in
 000's).............................  $1,265,856       $  850,899      $  710,205      $  456,770      $  369,275      $  278,181

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                 CLASS A     CLASS B     CLASS C
                                                                 -------     -------     -------
Decrease net investment income..............................     ($0.00)(b)  ($0.00)(b)  ($0.00)(b)
Increase net realized and unrealized gains and losses.......       0.00(b)     0.00(b)     0.00(b)
Decrease ratio of net investment income.....................      (0.04%)     (0.04%)     (0.04%)

                                                            FINANCIAL HIGHLIGHTS

                                                  HIGH YIELD CORPORATE BOND FUND

                                        Class B                                          Class C
    --------------------------------------------------------------------------------   -----------
    January 1,                                                                         January 1,
       2003                                                                               2003
      through                           Year ended December 31,                          through
    October 31,     ----------------------------------------------------------------   October 31,
       2003*           2002         2001           2000         1999         1998         2003*
    -----------     ----------   ----------     ----------   ----------   ----------   -----------
    $     4.94      $     5.55   $     6.09     $     7.40   $     7.53   $     8.15   $     4.94
    ----------      ----------   ----------     ----------   ----------   ----------   ----------
          0.36            0.46         0.61(c)        0.74         0.73         0.69         0.36
          1.12           (0.53)       (0.50)(c)      (1.25)       (0.06)       (0.57)        1.12
          0.00(b)        (0.02)        0.00(b)        0.02         0.02        (0.01)        0.00(b)
    ----------      ----------   ----------     ----------   ----------   ----------   ----------
          1.48           (0.09)        0.11          (0.49)        0.69         0.11         1.48
    ----------      ----------   ----------     ----------   ----------   ----------   ----------
         (0.38)          (0.48)       (0.61)         (0.77)       (0.79)       (0.69)       (0.38)
            --              --           --          (0.05)       (0.03)       (0.04)          --
         (0.00)(b)       (0.04)       (0.04)            --           --           --        (0.00)(b)
    ----------      ----------   ----------     ----------   ----------   ----------   ----------
         (0.38)          (0.52)       (0.65)         (0.82)       (0.82)       (0.73)       (0.38)
    ----------      ----------   ----------     ----------   ----------   ----------   ----------
    $     6.04      $     4.94   $     5.55     $     6.09   $     7.40   $     7.53   $     6.04
    ==========      ==========   ==========     ==========   ==========   ==========   ==========
         30.82%          (1.53%)       1.72%         (7.20%)       9.51%        1.31%       30.82%
          7.68%+          8.88%       10.09%(c)      10.60%        9.61%        8.65%        7.68%+
          1.76%+          1.82%        1.79%          1.78%        1.75%        1.75%        1.76%+
          1.76%+          1.83%        1.83%          1.82%        1.79%        1.79%        1.76%+
            47%             50%          51%            54%          83%         128%          47%
    $2,876,134      $2,211,253   $2,475,037     $2,609,320   $3,294,427   $3,309,389   $  422,392

                                   Class C
     -------------------------------------------------------------------

                                                           September 1**
                   Year ended December 31,                    through
     ---------------------------------------------------    December 31
        2002         2001           2000         1999          1998
     ----------   ----------     ----------   ----------   -------------
     $     5.55   $     6.09     $     7.40   $     7.53    $     7.43
     ----------   ----------     ----------   ----------    ----------
           0.46         0.61(c)        0.74         0.73          0.27
          (0.53)       (0.50)(c)      (1.25)       (0.06)         0.15
          (0.02)        0.00(b)        0.02         0.02         (0.01)
     ----------   ----------     ----------   ----------    ----------
          (0.09)        0.11          (0.49)        0.69          0.41
     ----------   ----------     ----------   ----------    ----------
          (0.48)       (0.61)         (0.77)       (0.79)        (0.27)
             --           --          (0.05)       (0.03)        (0.04)
          (0.04)       (0.04)            --           --            --
     ----------   ----------     ----------   ----------    ----------
          (0.52)       (0.65)         (0.82)       (0.82)        (0.31)
     ----------   ----------     ----------   ----------    ----------
     $     4.94   $     5.55     $     6.09   $     7.40    $     7.53
     ==========   ==========     ==========   ==========    ==========
          (1.53%)       1.72%         (7.20%)       9.51%         5.58%
           8.88%       10.09%(c)      10.60%        9.61%         8.65%+
           1.82%        1.79%          1.78%        1.75%         1.75%+
           1.83%        1.83%          1.82%        1.79%         1.79%+
             50%          51%            54%          83%          128%
     $  236,791   $  174,205     $  106,709   $   67,181    $   10,025

FINANCIAL HIGHLIGHTS

66

MONEY MARKET FUND

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003
                                                  through                            Year ended December 31,
                                                October 31,      ----------------------------------------------------------------
                                                   2003*           2002          2001          2000          1999          1998
                                                -----------      --------      --------      --------      --------      --------
Net asset value at beginning of period....       $   1.00        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                 --------        --------      --------      --------      --------      --------
Net investment income.....................           0.00(b)         0.01          0.04          0.06          0.05          0.05
Net realized gain on investments..........             --            0.00(b)         --            --            --            --
                                                 --------        --------      --------      --------      --------      --------
Total from investment operations..........           0.00(b)         0.01          0.04          0.06          0.05          0.05
                                                 --------        --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income...............          (0.00)(b)       (0.01)        (0.04)        (0.06)        (0.05)        (0.05)
 From net realized gain on investments....             --           (0.00)(b)        --            --            --            --
                                                 --------        --------      --------      --------      --------      --------
Total dividends and distributions.........          (0.00)(b)       (0.01)        (0.04)        (0.06)        (0.05)        (0.05)
                                                 --------        --------      --------      --------      --------      --------
Net asset value at end of period..........       $   1.00        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                 ========        ========      ========      ========      ========      ========
Total investment return (a)...............           0.44%           1.22%         3.72%         5.87%         4.65%         5.01%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income..................           0.53%+          1.20%         3.59%         5.71%         4.56%         4.90%
   Net expenses...........................           0.70%+          0.70%         0.70%         0.70%         0.70%         0.70%
   Expenses (before reimbursement)........           1.01%+          0.94%         0.90%         0.89%         0.85%         0.93%
Net assets at end of period (in 000's)....       $173,978        $221,106      $223,807      $167,720      $189,336      $149,751

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                               MONEY MARKET FUND

                                   Class B                                                          Class C
    ----------------------------------------------------------------------   -----------------------------------------------------
    January 1,                                                               January 1,
       2003                                                                     2003
      through                      Year ended December 31,                     through              Year ended December 31,
    October 31,     ------------------------------------------------------   October 31,     -------------------------------------
       2003*          2002         2001       2000       1999       1998        2003*         2002        2001      2000     1999
    -----------     --------     --------   --------   --------   --------   -----------     -------     -------   ------   ------
     $   1.00       $   1.00     $   1.00   $   1.00   $   1.00   $   1.00     $  1.00       $  1.00     $  1.00   $ 1.00   $ 1.00
     --------       --------     --------   --------   --------   --------     -------       -------     -------   ------   ------
         0.00(b)        0.01         0.04       0.06       0.05       0.05        0.00(b)       0.01        0.04     0.06     0.05
           --           0.00(b)        --         --         --         --          --          0.00(b)       --       --       --
     --------       --------     --------   --------   --------   --------     -------       -------     -------   ------   ------
         0.00(b)        0.01         0.04       0.06       0.05       0.05        0.00(b)       0.01        0.04     0.06     0.05
     --------       --------     --------   --------   --------   --------     -------       -------     -------   ------   ------
        (0.00)(b)      (0.01)       (0.04)     (0.06)     (0.05)     (0.05)      (0.00)(b)     (0.01)      (0.04)   (0.06)   (0.05)
           --          (0.00)(b)       --         --         --         --          --         (0.00)(b)      --       --       --
     --------       --------     --------   --------   --------   --------     -------       -------     -------   ------   ------
        (0.00)(b)      (0.01)       (0.04)     (0.06)     (0.05)     (0.05)      (0.00)(b)     (0.01)      (0.04)   (0.06)   (0.05)
     --------       --------     --------   --------   --------   --------     -------       -------     -------   ------   ------
     $   1.00       $   1.00     $   1.00   $   1.00   $   1.00   $   1.00     $  1.00       $  1.00     $  1.00   $ 1.00   $ 1.00
     ========       ========     ========   ========   ========   ========     =======       =======     =======   ======   ======
         0.44%          1.22%        3.72%      5.87%      4.65%      5.01%       0.44%         1.22%       3.72%    5.87%    4.65%
         0.53%+         1.20%        3.59%      5.71%      4.56%      4.90%       0.53%+        1.20%       3.59%    5.71%    4.56%
         0.70%+         0.70%        0.70%      0.70%      0.70%      0.70%       0.70%+        0.70%       0.70%    0.70%    0.70%
         1.01%+         0.94%        0.90%      0.89%      0.85%      0.93%       1.01%+        0.94%       0.90%    0.89%    0.85%
     $354,215       $429,488     $439,927   $408,275   $458,391   $424,174     $16,958       $11,207     $16,706   $9,364   $2,154

        Class C
     -------------

     September 1**
        through
     December 31,
         1998
     -------------
        $ 1.00
        ------
          0.02
            --
        ------
          0.02
        ------
         (0.02)
            --
        ------
         (0.02)
        ------
        $ 1.00
        ======
          1.60%
          4.90%+
          0.70%+
          0.93%+
        $   18

FINANCIAL HIGHLIGHTS

68

DIVERSIFIED INCOME FUND

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      January 1, 2003
                                                          through                         Year ended December 31,
                                                        October 31,       -------------------------------------------------------
                                                           2003*           2002        2001          2000      1999        1998
                                                      ---------------     -------     -------       -------   -------     -------
Net asset value at beginning of period..............      $  7.97         $  8.22     $  8.37       $  9.20   $  9.71     $  9.91
                                                          -------         -------     -------       -------   -------     -------
Net investment income...............................         0.39(a)         0.55(a)     0.67(a)(d)    0.73      0.67        0.60
Net realized and unrealized gain (loss) on
 investments........................................         0.86           (0.03)      (0.14)(d)     (0.61)    (0.45)      (0.09)
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................         0.01           (0.15)       0.01         (0.26)     0.00(b)    (0.01)
                                                          -------         -------     -------       -------   -------     -------
Total from investment operations....................         1.26            0.37        0.54         (0.14)     0.22        0.50
                                                          -------         -------     -------       -------   -------     -------
Less dividends and distributions:
 From net investment income.........................        (0.38)          (0.46)      (0.62)        (0.55)    (0.70)      (0.70)
 From net realized gain on investments..............           --              --          --            --     (0.03)         --
 Return of capital..................................        (0.08)          (0.16)      (0.07)        (0.14)    (0.00)(c)      --
                                                          -------         -------     -------       -------   -------     -------
Total dividends and distributions...................        (0.46)          (0.62)      (0.69)        (0.69)    (0.73)      (0.70)
                                                          -------         -------     -------       -------   -------     -------
Net asset value at end of period....................      $  8.77         $  7.97     $  8.22       $  8.37   $  9.20     $  9.71
                                                          =======         =======     =======       =======   =======     =======
Total investment return (b).........................        16.22%           4.78%       6.62%        (1.57%)    2.30%       5.17%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income............................         5.59%+          6.95%       7.95%(d)      8.27%     6.97%       6.14%
   Net expenses.....................................         1.46%+          1.49%       1.44%         1.47%     1.34%       1.38%
   Expenses (before reimbursement)..................         1.46%+          1.49%       1.44%         1.47%     1.34%       1.42%
Portfolio turnover rate.............................           80%             84%        141%          187%      244%        325%
Net assets at end of period (in 000's)..............      $31,042         $18,297     $15,066       $18,909   $19,922     $21,603

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                 CLASS A     CLASS B     CLASS C
                                                                 -------     -------     -------
Decrease net investment income..............................     ($0.00)(c)  ($0.00)(c)  ($0.00)(c)
Increase net realized and unrealized gains and losses.......       0.00(c)     0.00(c)     0.00(c)
Decrease ratio of net investment income.....................      (0.13%)     (0.13%)     (0.13%)

                                                            FINANCIAL HIGHLIGHTS

                                                         DIVERSIFIED INCOME FUND

                                      Class B                                         Class C
    ---------------------------------------------------------------------------   ---------------
    January 1, 2003                                                               January 1, 2003
        through                         Year ended December 31,                       through
      October 31,       -------------------------------------------------------     October 31,
         2003*           2002        2001          2000      1999        1998          2003*
    ---------------     -------     -------       -------   -------     -------   ---------------
        $  7.95         $  8.20     $  8.36       $  9.19   $  9.70     $  9.91     $     7.95
        -------         -------     -------       -------   -------     -------     ----------
           0.34(a)         0.49(a)     0.61(a)(d)    0.67      0.60        0.54           0.34(a)
           0.86           (0.03)(d)   (0.15)        (0.61)    (0.45)      (0.11)          0.86
           0.01           (0.15)       0.01         (0.26)     0.00(c)    (0.01)          0.01
        -------         -------     -------       -------   -------     -------     ----------
           1.21            0.31        0.47         (0.20)     0.15        0.42           1.21
        -------         -------     -------       -------   -------     -------     ----------
          (0.34)          (0.42)      (0.56)        (0.50)    (0.63)      (0.63)         (0.34)
             --              --          --            --     (0.03)         --             --
          (0.07)          (0.14)      (0.07)        (0.13)    (0.00)(c)      --          (0.07)
        -------         -------     -------       -------   -------     -------     ----------
          (0.41)          (0.56)      (0.63)        (0.63)    (0.66)      (0.63)         (0.41)
        -------         -------     -------       -------   -------     -------     ----------
        $  8.75         $  7.95     $  8.20       $  8.36   $  9.19     $  9.70     $     8.75
        =======         =======     =======       =======   =======     =======     ==========
          15.55%           3.99%       5.78%        (2.28%)    1.54%       4.35%         15.55%
           4.84%+          6.20%       7.20%(d)      7.52%     6.22%       5.39%          4.84%+
           2.21%+          2.24%       2.19%         2.22%     2.09%       2.13%          2.21%+
           2.21%+          2.24%       2.19%         2.22%     2.09%       2.17%          2.21%+
             80%             84%        141%          187%      244%        325%            80%
        $73,799         $55,842     $51,694       $47,607   $59,645     $66,273     $   10,573

                                Class C
     -------------------------------------------------------------
                                                     September 1**
               Year ended December 31,                  through
     -------------------------------------------     December 31,
      2002        2001          2000      1999           1998
     -------     -------       -------   -------     -------------
     $  8.20     $  8.36       $  9.19   $  9.70        $  9.59
     -------     -------       -------   -------        -------
        0.49(a)     0.61(a)(d)    0.67      0.60           0.21
       (0.03)(d)   (0.15)        (0.61)    (0.45)          0.10
       (0.15)       0.01         (0.26)     0.00(c)        0.01
     -------     -------       -------   -------        -------
        0.31        0.47         (0.20)     0.15           0.32
     -------     -------       -------   -------        -------
       (0.42)      (0.56)        (0.50)    (0.63)         (0.21)
          --          --            --     (0.03)            --
       (0.14)      (0.07)        (0.13)    (0.00)(c)         --
     -------     -------       -------   -------        -------
       (0.56)      (0.63)        (0.63)    (0.66)         (0.21)
     -------     -------       -------   -------        -------
     $  7.95     $  8.20       $  8.36   $  9.19        $  9.70
     =======     =======       =======   =======        =======
        3.99%       5.78%        (2.28%)    1.54%          3.41%
        6.20%       7.20%(d)      7.52%     6.22%          5.39%+
        2.24%       2.19%         2.22%     2.09%          2.13%+
        2.24%       2.19%         2.22%     2.09%          2.13%+
          84%        141%          187%      244%           325%
     $ 5,967     $ 2,965       $ 2,895   $   768        $    91

FINANCIAL HIGHLIGHTS

70

TAX FREE BOND FUND

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003
                                                  through                            Year ended December 31,
                                                October 31,      ----------------------------------------------------------------
                                                   2003*           2002          2001          2000          1999          1998
                                                -----------      --------      --------      --------      --------      --------
Net asset value at beginning of period........   $  10.02        $   9.62      $   9.68      $   9.08      $  10.20      $  10.19
                                                 --------        --------      --------      --------      --------      --------
Net investment income.........................       0.30            0.41          0.45          0.47          0.45          0.47
Net realized and unrealized gain (loss) on
 investments..................................      (0.25)           0.40         (0.06)         0.60         (1.12)         0.03
                                                 --------        --------      --------      --------      --------      --------
Total from investment operations..............       0.05            0.81          0.39          1.07         (0.67)         0.50
                                                 --------        --------      --------      --------      --------      --------
Less dividends:
 From net investment income...................      (0.32)          (0.41)        (0.45)        (0.47)        (0.45)        (0.49)
                                                 --------        --------      --------      --------      --------      --------
Net asset value at end of period..............   $   9.75        $  10.02      $   9.62      $   9.68      $   9.08      $  10.20
                                                 ========        ========      ========      ========      ========      ========
Total investment return (a)...................       0.54%           8.61%         4.04%        12.15%        (6.75%)        4.98%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income......................       3.64%+          4.19%         4.59%         5.05%         4.62%         4.61%
   Expenses...................................       1.04%+          1.03%         1.03%         1.03%         1.02%         1.02%
Portfolio turnover rate.......................         34%             39%           57%           56%          101%          116%
Net assets at end of period (in 000's)........   $ 42,712        $ 46,131      $ 39,760      $ 22,495      $ 13,676      $ 17,868

-------

 *   The Fund changed its fiscal year end from December 31, to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                              TAX FREE BOND FUND

                                 Class B                                                         Class C
    ------------------------------------------------------------------   -------------------------------------------------------
    January 1,                                                           January 1,
       2003                                                                 2003
      through                   Year ended December 31,                    through              Year ended December 31,
    October 31,   ----------------------------------------------------   October 31,   -----------------------------------------
       2003*        2002       2001       2000       1999       1998        2003*        2002       2001       2000       1999
    -----------   --------   --------   --------   --------   --------   -----------   --------   --------   --------   --------
     $  10.02     $   9.62   $   9.68   $   9.09   $  10.21   $  10.19    $  10.02     $   9.62   $   9.68   $   9.09   $  10.21
     --------     --------   --------   --------   --------   --------    --------     --------   --------   --------   --------
         0.28         0.39       0.42       0.45       0.43       0.45        0.28         0.39       0.42       0.45       0.43
        (0.25)        0.40      (0.06)      0.59      (1.12)      0.03       (0.25)        0.40      (0.06)      0.59      (1.12)
     --------     --------   --------   --------   --------   --------    --------     --------   --------   --------   --------
         0.03         0.79       0.36       1.04      (0.69)      0.48        0.03         0.79       0.36       1.04      (0.69)
     --------     --------   --------   --------   --------   --------    --------     --------   --------   --------   --------
        (0.30)       (0.39)     (0.42)     (0.45)     (0.43)     (0.46)      (0.30)       (0.39)     (0.42)     (0.45)     (0.43)
     --------     --------   --------   --------   --------   --------    --------     --------   --------   --------   --------
     $   9.75     $  10.02   $   9.62   $   9.68   $   9.09   $  10.21    $   9.75     $  10.02   $   9.62   $   9.68   $   9.09
     ========     ========   ========   ========   ========   ========    ========     ========   ========   ========   ========
         0.32%        8.34%      3.79%     11.75%     (6.96%)     4.83%       0.32%        8.34%      3.79%     11.75%     (6.96%)
         3.39%+       3.94%      4.34%      4.80%      4.37%      4.36%       3.39%+       3.94%      4.34%      4.80%      4.37%
         1.29%+       1.28%      1.28%      1.28%      1.27%      1.27%       1.29%+       1.28%      1.28%      1.28%      1.27%
           34%          39%        57%        56%       101%       116%         34%          39%        57%        56%       101%
     $297,458     $323,349   $314,867   $321,230   $358,417   $461,420    $  5,840     $  7,555   $  1,586   $  1,130   $    490

        Class C
     -------------

     September 1**
        through
     December 31,
         1998
     -------------
       $  10.25
       --------
           0.15
          (0.04)
       --------
           0.11
       --------
          (0.15)
       --------
       $  10.21
       ========
           1.09%
           4.36%+
           1.27%+
            116%
       $      5

FINANCIAL HIGHLIGHTS

72

GLOBAL HIGH INCOME FUND

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1, 2003                                                        June 1**
                                                    through                    Year ended December 31,                 through
                                                  October 31,       ---------------------------------------------    December 31,
                                                     2003*           2002         2001         2000        1999          1998
                                                ---------------     -------      -------      -------      ----      ------------
Net asset value at beginning of period......        $  8.89         $  8.72      $  8.49      $  8.58     $  8.00      $ 10.00
                                                    -------         -------      -------      -------     -------      -------
Net investment income.......................           0.63            0.73         0.85(f)      0.85        0.78         0.34(a)
Net realized and unrealized gain (loss) on
 investments................................           1.56            0.19         0.24(f)     (0.08)       0.58        (1.99)
Net realized and unrealized gain (loss) on
 foreign currency transactions..............           0.00(b)        (0.01)          --        (0.00)(b)    0.01        (0.01)
                                                    -------         -------      -------      -------     -------      -------
Total from investment operations............           2.19            0.91         1.09         0.77        1.37        (1.66)
                                                    -------         -------      -------      -------     -------      -------
Less dividends from net investment income...          (0.59)          (0.74)       (0.86)       (0.86)      (0.79)       (0.34)
                                                    -------         -------      -------      -------     -------      -------
Net asset value at end of period............        $ 10.49         $  8.89      $  8.72      $  8.49     $  8.58      $  8.00
                                                    =======         =======      =======      =======     =======      =======
Total investment return (c).................          25.21%          11.01%       13.59%        9.30%      18.15%      (16.38%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................           7.75%+          8.49%       10.11%(f)    10.05%       9.57%        7.40%+
   Net expenses.............................           1.63%+          1.70%        1.70%        1.71%(d)    1.70%        3.39%+
   Expenses (before waiver and
    reimbursement)..........................           1.63%+          1.91%        2.27%        2.53%       2.78%        3.59%+
Portfolio turnover rate.....................             34%             92%         111%          96%        104%          96%
Net assets at end of period (in 000's)......        $34,371         $22,754      $ 9,894      $ 8,827     $ 8,186      $ 7,548

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.
(d)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(e)  Less than one thousand dollars.
(f)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                 Class A     Class B     Class C
                                                                 -------     -------     -------
Decrease net investment income..............................     ($0.00)(b)  ($0.00)(b)  ($0.00)(b)
Increase net realized and unrealized gains and losses.......       0.00(b)    (0.00)(b)   (0.00)(b)
Decrease ratio of net investment income.....................      (0.04%)     (0.04%)     (0.04%)

                                                            FINANCIAL HIGHLIGHTS

                                                         GLOBAL HIGH INCOME FUND

                                         Class B                                                   Class C
    ----------------------------------------------------------------------------------       -------------------
    January 1, 2003                                                         June 1**         January 1, 2003
        through                      Year ended December 31,                through              through
      October 31,         ---------------------------------------------   December 31,         October 31,
         2003*             2002      2001          2000          1999         1998                2003*
    ---------------       -------   -------       -------        ----     ------------       ---------------
        $  8.86           $  8.68   $  8.46       $  8.54       $  7.98     $ 10.00              $  8.86
        -------           -------   -------       -------       -------     -------              -------
           0.57              0.67      0.79(f)       0.79          0.71        0.32(a)              0.57
           1.54              0.20      0.23(f)      (0.08)         0.56       (2.01)                1.54
           0.00(b)          (0.01)       --         (0.00)(b)      0.01       (0.01)                0.00(b)
        -------           -------   -------       -------       -------     -------              -------
           2.11              0.86      1.02          0.71          1.28       (1.70)                2.11
        -------           -------   -------       -------       -------     -------              -------
          (0.53)            (0.68)    (0.80)        (0.79)        (0.72)      (0.32)               (0.53)
        -------           -------   -------       -------       -------     -------              -------
        $ 10.44           $  8.86   $  8.68       $  8.46       $  8.54     $  7.98              $ 10.44
        =======           =======   =======       =======       =======     =======              =======
          24.33%            10.33%    12.69%         8.58%        17.01%     (16.82%)              24.33%
           7.00%+            7.74%     9.36%(f)      9.30%         8.82%       6.65%+               7.00%+
           2.38%+            2.45%     2.45%         2.46%(d)      2.45%       4.14%+               2.38%+
           2.38%+            2.66%     3.02%         3.28%         3.53%       4.34%+               2.38%+
             34%               92%      111%           96%          104%         96%                  34%
        $26,881           $16,708   $ 6,715       $ 5,498       $ 3,756     $ 2,532              $11,031

                                Class C
     --------------------------------------------------------------
                                                     September 1***
                Year ended December 31,                 through
     ---------------------------------------------    December 31,
      2002      2001          2000          1999          1998
     -------   -------       -------        ----     --------------
     $  8.68   $  8.46       $  8.54       $  7.98      $  7.18
     -------   -------       -------       -------      -------
        0.67      0.79(f)       0.79          0.71         0.27(a)
        0.20      0.23(f)      (0.08)         0.56         0.81
       (0.01)       --         (0.00)(b)      0.01        (0.01)
     -------   -------       -------       -------      -------
        0.86      1.02          0.71          1.28         1.07
     -------   -------       -------       -------      -------
       (0.68)    (0.80)        (0.79)        (0.72)       (0.27)
     -------   -------       -------       -------      -------
     $  8.86   $  8.68       $  8.46       $  8.54      $  7.98
     =======   =======       =======       =======      =======
       10.33%    12.69%         8.58%        17.01%       14.99%
        7.74%     9.36%(f)      9.30%         8.82%        6.65%+
        2.45%     2.45%         2.46%(d)      2.45%        4.14%+
        2.66%     3.02%         3.28%         3.53%        4.34%+
          92%      111%           96%          104%          96%
     $ 8,060   $   957       $   460       $    79      $    --(e)

FINANCIAL HIGHLIGHTS

74

INTERNATIONAL BOND FUND

                                                                                      Class A
                                                   ------------------------------------------------------------------------------
                                                   January 1, 2003
                                                       through                          Year ended December 31,
                                                     October 31,       ----------------------------------------------------------
                                                        2003*           2002        2001          2000        1999         1998
                                                   ---------------     -------     -------       -------     -------      -------
Net asset value at beginning of period...........      $  8.47         $  7.61     $  8.02       $  9.07     $ 10.57      $ 10.10
                                                       -------         -------     -------       -------     -------      -------
Net investment income............................         0.22(a)         0.29(a)     0.28(a)(d)    0.25(a)     0.36         0.54
Net realized and unrealized gain (loss) on
 investments.....................................         0.41            1.23        0.04(d)      (0.05)      (0.89)        0.58
Net realized and unrealized gain (loss) on
 foreign currency transactions...................         0.21           (0.33)      (0.23)        (0.71)      (0.33)        0.02
                                                       -------         -------     -------       -------     -------      -------
Total from investment operations.................         0.84            1.19        0.09         (0.51)      (0.86)        1.14
                                                       -------         -------     -------       -------     -------      -------
Less dividends and distributions:
 From net investment income......................        (0.27)          (0.01)         --            --       (0.04)       (0.58)
 From net realized gain on investments...........           --              --          --            --       (0.09)       (0.09)
 Return of capital...............................           --           (0.32)      (0.50)        (0.54)      (0.51)          --
                                                       -------         -------     -------       -------     -------      -------
Total dividends and distributions................        (0.27)          (0.33)      (0.50)        (0.54)      (0.64)       (0.67)
                                                       -------         -------     -------       -------     -------      -------
Net asset value at end of period.................      $  9.04         $  8.47     $  7.61       $  8.02     $  9.07      $ 10.57
                                                       =======         =======     =======       =======     =======      =======
Total investment return (b)......................        10.01%          15.97%       1.15%        (5.50%)     (8.22%)      11.61%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.........................         3.02%+          3.61%       3.51%(d)      3.17%       3.80%        5.17%
   Net expenses..................................         1.70%+          1.75%       1.88%         1.86%       1.61%        1.59%
   Expenses (before waiver)......................         2.11%+          2.28%       2.18%         2.16%       1.91%        1.89%
Portfolio turnover rate..........................           75%             54%        179%          197%        281%         287%
Net assets at end of period (in 000's)...........      $14,957         $11,343     $ 9,006       $15,907     $12,326      $15,542

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A     CLASS B     CLASS C
                                                              -------     -------     -------
Decrease net investment income..............................  ($0.03)     ($0.03)     ($0.03)
Increase net realized and unrealized gains and losses.......    0.03        0.03        0.03
Decrease ratio of net investment income.....................   (0.35%)     (0.35%)     (0.35%)

                                                            FINANCIAL HIGHLIGHTS

                                                         INTERNATIONAL BOND FUND

                                      Class B                                        Class C
    ----------------------------------------------------------------------------   -----------
    January 1,                                                                     January 1,
       2003                                                                           2003
      through                        Year ended December 31,                         through
    October 31,   --------------------------------------------------------------   October 31,
       2003*       2002          2001             2000          1999      1998        2003*
    -----------   -------       -------          -------       -------   -------   -----------
      $  8.43     $  7.58       $  8.01          $  9.08       $ 10.59   $ 10.12     $  8.43
      -------     -------       -------          -------       -------   -------     -------
         0.17(a)     0.22(a)       0.22(a)(d)       0.21(a)       0.29      0.46        0.17(a)
         0.40        1.21          0.04(d)         (0.05)        (0.90)     0.58        0.40
         0.21       (0.32)        (0.22)           (0.73)        (0.33)     0.02        0.21
      -------     -------       -------          -------       -------   -------     -------
         0.78        1.11          0.04            (0.57)        (0.94)     1.06        0.78
      -------     -------       -------          -------       -------   -------     -------
        (0.22)      (0.01)           --               --         (0.03)    (0.50)      (0.22)
           --          --            --               --         (0.09)    (0.09)         --
           --       (0.25)        (0.47)           (0.50)        (0.45)       --          --
      -------     -------       -------          -------       -------   -------     -------
        (0.22)      (0.26)        (0.47)           (0.50)        (0.57)    (0.59)      (0.22)
      -------     -------       -------          -------       -------   -------     -------
      $  8.99     $  8.43       $  7.58          $  8.01       $  9.08   $ 10.59     $  8.99
      =======     =======       =======          =======       =======   =======     =======
         9.33%      15.01%         0.48%           (6.22%)       (8.94%)   10.79%       9.33%
         2.27%+      2.86%         2.76%(d)         2.42%         3.05%     4.42%       2.27%+
         2.45%+      2.50%         2.63%            2.61%         2.36%     2.34%       2.45%+
         2.86%+      3.03%         2.93%            2.91%         2.66%     2.64%       2.86%+
           75%         54%          179%             197%          281%      287%         75%
      $15,019     $12,219       $ 8,388          $ 9,546       $13,955   $18,797     $ 2,293

                                   Class C
     --------------------------------------------------------------------

                                                            September 1**
                   Year ended December 31,                     through
     ----------------------------------------------------   December 31,
      2002          2001             2000          1999         1998
     -------       -------          -------       -------   -------------
     $  7.58       $  8.01          $  9.08       $ 10.59      $ 10.13
     -------       -------          -------       -------      -------
        0.22(a)       0.22(a)(d)       0.21(a)       0.29         0.16
        1.21          0.04(d)         (0.05)        (0.90)        0.53
       (0.32)        (0.22)           (0.73)        (0.33)        0.02
     -------       -------          -------       -------      -------
        1.11          0.04            (0.57)        (0.94)        0.71
     -------       -------          -------       -------      -------
       (0.01)           --               --         (0.03)       (0.16)
          --            --               --         (0.09)       (0.09)
       (0.25)        (0.47)           (0.50)        (0.45)          --
     -------       -------          -------       -------      -------
       (0.26)        (0.47)           (0.50)        (0.57)       (0.25)
     -------       -------          -------       -------      -------
     $  8.43       $  7.58          $  8.01       $  9.08      $ 10.59
     =======       =======          =======       =======      =======
       15.01%         0.48%           (6.22%)       (8.94%)       7.05%
        2.86%         2.76%(d)         2.42%         3.05%        4.42%+
        2.50%         2.63%            2.61%         2.36%        2.34%+
        3.03%         2.93%            2.91%         2.66%        2.64%+
          54%          179%             197%          281%         287%
     $   573       $   249          $   231       $    48      $    --(c)

FINANCIAL HIGHLIGHTS

76

INTERNATIONAL EQUITY FUND

                                                                                  Class A
                                               ------------------------------------------------------------------------------
                                               January 1, 2003
                                                   through                          Year ended December 31,
                                                 October 31,      -----------------------------------------------------------
                                                    2003*          2002           2001       2000         1999         1998
                                               ---------------    -------        -------    -------      -------      -------
Net asset value at beginning of period.......      $  8.73        $  9.11        $ 10.98    $ 15.23      $ 12.21      $ 10.33
                                                   -------        -------        -------    -------      -------      -------
Net investment income (loss).................         0.08(a)       (0.00)(a)(c)   (0.01)(a)   (0.08)(a)   (0.07)        0.01
Net realized and unrealized gain (loss) on
 investments.................................         1.63          (0.43)         (1.82)     (3.07)        3.54         2.13
Net realized and unrealized gain (loss) on
 foreign currency transactions...............         0.04           0.05           0.11      (0.12)       (0.13)       (0.06)
                                                   -------        -------        -------    -------      -------      -------
Total from investment operations.............         1.75          (0.38)         (1.72)     (3.27)        3.34         2.08
                                                   -------        -------        -------    -------      -------      -------
Less dividends and distributions:
 From net investment income..................           --             --          (0.09)        --        (0.03)          --
 From net realized gain on investments and
   foreign currency transactions.............           --             --          (0.06)     (0.98)       (0.29)       (0.20)
                                                   -------        -------        -------    -------      -------      -------
Total dividends and distributions............           --             --          (0.15)     (0.98)       (0.32)       (0.20)
                                                   -------        -------        -------    -------      -------      -------
Portfolio redemption fee.....................         0.02             --             --         --           --           --
                                                   -------        -------        -------    -------      -------      -------
Net asset value at end of period.............      $ 10.50        $  8.73        $  9.11    $ 10.98      $ 15.23      $ 12.21
                                                   =======        =======        =======    =======      =======      =======
Total investment return (b)..................        20.27%         (4.17%)       (15.70%)   (21.32%)      27.54%       20.17%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)..............         0.99%+        (0.05%)        (0.07%)    (0.56%)      (0.14%)       0.08%
   Expenses..................................         2.27%+         2.26%          2.17%      2.15%        1.94%        2.01%
Portfolio turnover rate......................           71%           102%           129%        30%          38%          54%
Net assets at end of period (in 000's).......      $43,747        $30,084        $25,470    $29,730      $34,407      $24,115

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                       INTERNATIONAL EQUITY FUND

                                          Class B                                                Class C
    ------------------------------------------------------------------------------------   -------------------
    January 1, 2003                                                                        January 1, 2003
        through                              Year ended December 31,                           through
      October 31,         --------------------------------------------------------------     October 31,
         2003*             2002           2001           2000           1999      1998          2003*
    ---------------       -------        -------        -------        -------   -------   ---------------
        $  8.44           $  8.88        $ 10.70        $ 14.95        $ 12.08   $ 10.22       $ 8.44
        -------           -------        -------        -------        -------   -------       ------
           0.02(a)          (0.08)(a)      (0.07)(a)      (0.17)(a)      (0.09)    (0.08)        0.02(a)
           1.57             (0.41)         (1.79)         (2.98)          3.41      2.10         1.57
           0.04              0.05           0.11          (0.12)         (0.13)    (0.05)        0.04
        -------           -------        -------        -------        -------   -------       ------
           1.63             (0.44)         (1.75)         (3.27)          3.19      1.97         1.63
        -------           -------        -------        -------        -------   -------       ------
             --                --          (0.01)            --          (0.03)       --           --
             --                --          (0.06)         (0.98)         (0.29)    (0.11)          --
        -------           -------        -------        -------        -------   -------       ------
             --                --          (0.07)         (0.98)         (0.32)    (0.11)          --
        -------           -------        -------        -------        -------   -------       ------
           0.02                --             --             --             --        --         0.02
        -------           -------        -------        -------        -------   -------       ------
        $ 10.09           $  8.44        $  8.88        $ 10.70        $ 14.95   $ 12.08       $10.09
        =======           =======        =======        =======        =======   =======       ======
          19.55%            (4.95%)       (16.34%)       (21.71%)        26.60%    19.34%       19.55%
           0.24%+           (0.80%)        (0.82%)        (1.31%)        (0.89%)   (0.67%)       0.24%+
           3.02%+            3.01%          2.92%          2.90%          2.69%     2.76%        3.02%+
             71%              102%           129%            30%            38%       54%          71%
        $56,490           $46,779        $51,887        $70,182        $94,698   $75,516       $2,715

                                   Class C
     --------------------------------------------------------------------
                                                            September 1**
                   Year ended December 31,                     through
     ----------------------------------------------------   December 31,
      2002           2001           2000           1999         1998
     -------        -------        -------        -------   -------------
     $  8.87        $ 10.70        $ 14.95        $ 12.08      $ 10.60
     -------        -------        -------        -------      -------
       (0.08)(a)      (0.07)(a)      (0.17)(a)      (0.09)       (0.09)
       (0.40)         (1.80)         (2.98)          3.41         1.72
        0.05           0.11          (0.12)         (0.13)       (0.04)
     -------        -------        -------        -------      -------
       (0.43)         (1.76)         (3.27)          3.19         1.59
     -------        -------        -------        -------      -------
          --          (0.01)            --          (0.03)          --
          --          (0.06)         (0.98)         (0.29)       (0.11)
     -------        -------        -------        -------      -------
          --          (0.07)         (0.98)         (0.32)       (0.11)
     -------        -------        -------        -------      -------
          --             --             --             --           --
     -------        -------        -------        -------      -------
     $  8.44        $  8.87        $ 10.70        $ 14.95      $ 12.08
     =======        =======        =======        =======      =======
       (4.85%)       (16.44%)       (21.71%)        26.60%       15.07%
       (0.80%)        (0.82%)        (1.31%)        (0.89%)      (0.67%)+
        3.01%          2.92%          2.90%          2.69%        2.76% +
         102%           129%            30%            38%          54%
     $ 1,284        $   371        $   692        $   343      $    11

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                               THE MAINSTAY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                     FOR CLASS A, B, C, I, R1 AND R2 SHARES

                                 JANUARY 1, 2004

         Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated January 1, 2004 for The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI is incorporated by reference in and is made a part of the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors LLC (the "Distributor"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC ("NYLIM SC"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

         The financial statements of the Funds (as defined herein), including the Financial Highlights for each of the periods presented appearing in the 2003 Annual Reports to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein are incorporated by reference into this SAI.

         In connection with the Equity Index Fund Guarantee, an audited consolidated financial statement for NYLIFE LLC and subsidiaries, as of December 31, 2002, is included in this SAI.

                                TABLE OF CONTENTS

THE MAINSTAY FUNDS..............................................................................     1
ADDITIONAL INFORMATION ABOUT the FUNDS..........................................................     1
      BLUE CHIP GROWTH FUND.....................................................................     1
      CAPITAL APPRECIATION FUND.................................................................     2
      COMMON STOCK FUND.........................................................................     2
      CONVERTIBLE FUND..........................................................................     2
      DIVERSIFIED INCOME FUND...................................................................     2
      EQUITY INDEX FUND.........................................................................     3
      GLOBAL HIGH INCOME FUND...................................................................     4
      GOVERNMENT FUND...........................................................................     4
      HIGH YIELD CORPORATE BOND FUND............................................................     5
      INTERNATIONAL BOND FUND...................................................................     5
      INTERNATIONAL EQUITY FUND.................................................................     6
      MAP FUND..................................................................................     6
      MID CAP GROWTH FUND.......................................................................     7
      MID CAP VALUE FUND........................................................................     7
      MONEY MARKET FUND.........................................................................     7
      RESEARCH VALUE FUND.......................................................................     9
      SMALL CAP GROWTH FUND.....................................................................     9
      SMALL CAP VALUE FUND......................................................................    10
      STRATEGIC Value Fund......................................................................    10
      TAX FREE BOND FUND........................................................................    11
      TOTAL RETURN FUND.........................................................................    12
      U.S. LARGE CAP EQUITY FUND................................................................    12
      VALUE FUND................................................................................    12
THE EQUITY INDEX FUND GUARANTEE.................................................................    12
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS............................    14
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM...............................    15
      COMMERCIAL PAPER..........................................................................    15
      TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS............................................    15
      BORROWING.................................................................................    15
      REPURCHASE AGREEMENTS.....................................................................    16
      REVERSE REPURCHASE AGREEMENTS.............................................................    16
      U.S. GOVERNMENT SECURITIES................................................................    17
      STRIPPED SECURITIES.......................................................................    17
      LENDING OF PORTFOLIO SECURITIES...........................................................    18
      ILLIQUID SECURITIES.......................................................................    18
      RESTRICTED SECURITIES.....................................................................    18
      MUNICIPAL SECURITIES......................................................................    19
      INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS........................................    21
      BANK OBLIGATIONS..........................................................................    21
      FLOATING AND VARIABLE RATE SECURITIES.....................................................    22
      FOREIGN SECURITIES........................................................................    22
      FOREIGN CURRENCY TRANSACTIONS.............................................................    23
      FOREIGN INDEX-LINKED INSTRUMENTS..........................................................    26
      STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED.....................................    26
      WHEN-ISSUED SECURITIES....................................................................    27
      MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES........................................    28
      BRADY BONDS...............................................................................    34
      LOAN PARTICIPATION INTERESTS..............................................................    34
      REAL ESTATE INVESTMENT TRUSTS ("REITs")...................................................    35
      OPTIONS ON FOREIGN CURRENCIES.............................................................    36

      FUTURES TRANSACTIONS......................................................................    37
      SWAP AGREEMENTS...........................................................................    43
      WARRANTS..................................................................................    44
      SHORT SALES AGAINST THE BOX...............................................................    45
      RISKS ASSOCIATED WITH DEBT SECURITIES.....................................................    45
      RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")................................    45
      ZERO COUPON BONDS.........................................................................    46
      DEBT SECURITIES...........................................................................    46
      CONVERTIBLE SECURITIES....................................................................    47
      ARBITRAGE.................................................................................    47
      VARIABLE RATE DEMAND NOTES ("VRDNs")......................................................    48
      OPTIONS ON SECURITIES.....................................................................    48
      SECURITIES INDEX OPTIONS..................................................................    51
      DOLLAR-WEIGHTED AVERAGE MATURITY..........................................................    52
      SECURITIES OF OTHER INVESTMENT COMPANIES..................................................    52
      SOURCES OF LIQUIDITY OR CREDIT SUPPORT....................................................    52
FUNDAMENTAL INVESTMENT RESTRICTIONS.............................................................    52
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................................    54
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES..................................................    58
TRUSTEES AND OFFICERS...........................................................................    60
      MANAGEMENT................................................................................    60
      BOARD OF TRUSTEES.........................................................................    62
      COMPENSATION..............................................................................    65
      CODES OF ETHICS...........................................................................    65
THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR................................................    66
      MANAGEMENT AGREEMENT......................................................................    66
      SUBADVISORY AGREEMENTS....................................................................    66
      DISTRIBUTION AGREEMENT....................................................................    69
      DISTRIBUTION PLANS........................................................................    70
      SHAREHOLDER SERVICES PLAN; SERVICE FEES...................................................    77
      OTHER SERVICES............................................................................    77
      EXPENSES BORNE BY THE TRUST...............................................................    78
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................    78
NET ASSET VALUE.................................................................................    83
      HOW PORTFOLIO SECURITIES ARE VALUED.......................................................    83
SHAREHOLDER INVESTMENT ACCOUNT..................................................................    85
SHAREHOLDER TRANSACTIONS........................................................................    84
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE..................................................    85
      HOW TO PURCHASE SHARES OF THE FUNDS.......................................................    86
      GENERAL INFORMATION.......................................................................    86
      BY MAIL...................................................................................    86
      BY TELEPHONE..............................................................................    86
      BY WIRE...................................................................................    86
      ADDITIONAL INVESTMENTS....................................................................    87
      SYSTEMATIC INVESTMENT PLANS...............................................................    87
      OTHER INFORMATION.........................................................................    87
      ALTERNATIVE SALES ARRANGEMENTS............................................................    88
      INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES...........................................    88
      PURCHASES AT NET ASSET VALUE..............................................................    89
      REDUCED SALES CHARGES ON CLASS A SHARES...................................................    89
      SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS...............................................    89
      LETTER OF INTENT (LOI)....................................................................    89
      CONTINGENT DEFERRED SALES CHARGE, CLASS A.................................................    90
      CONTINGENT DEFERRED SALES CHARGE, CLASS B.................................................    90
      CONTINGENT DEFERRED SALES CHARGE, CLASS C.................................................    92
      REDEMPTIONS...............................................................................    92
      REDEMPTION FEE............................................................................    93

      REDEMPTION BY CHECK.......................................................................    93
      SYSTEMATIC WITHDRAWAL PLAN................................................................    93
      DISTRIBUTIONS IN KIND.....................................................................    93
      SUSPENSION OF REDEMPTIONS.................................................................    93
      EXCHANGE PRIVILEGES.......................................................................    93
      DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND.......................................    96
TAX-DEFERRED RETIREMENT PLANS...................................................................    96
      INDIVIDUAL RETIREMENT ACCOUNT ("IRA").....................................................    96
      403(b)(7) TAX SHELTERED ACCOUNT...........................................................    98
      GENERAL INFORMATION.......................................................................    98
      CALCULATION OF PERFORMANCE QUOTATIONS.....................................................    98
TAX INFORMATION.................................................................................   109
      TAXATION OF THE FUNDS.....................................................................   109
      CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL.....................................   110
      CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND......................   111
      DISCOUNT..................................................................................   113
      USERS OF BOND-FINANCED FACILITIES.........................................................   113
      TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS......................................   113
      PASSIVE FOREIGN INVESTMENT COMPANIES......................................................   114
      FOREIGN CURRENCY GAINS AND LOSSES.........................................................   115
      COMMODITY INVESTMENTS.....................................................................   115
      DISPOSITIONS OF FUND SHARES...............................................................   115
      TAX REPORTING REQUIREMENTS................................................................   116
      FOREIGN TAXES.............................................................................   116
      STATE AND LOCAL TAXES - GENERAL...........................................................   116
      EXPLANATION OF FUND DISTRIBUTIONS.........................................................   116
      ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND....................................   117
GENERAL INFORMATION.............................................................................   117
      ORGANIZATION AND CAPITALIZATION...........................................................   118
      VOTING RIGHTS.............................................................................   118
      SHAREHOLDER AND TRUSTEE LIABILITY.........................................................   118
      REGISTRATION STATEMENT....................................................................   118
      SHARE OWNERSHIP OF THE FUNDS..............................................................   119
      INDEPENDENT ACCOUNTANTS...................................................................   123
      TRANSFER AGENT............................................................................   123
      CUSTODIANS................................................................................   123
      LEGAL COUNSEL.............................................................................   123
APPENDIX A......................................................................................   A-1
NYLIFE LLC AND SUBSIDIARIES (affiliates of New York Life Insurance Company).....................   B-1

                               THE MAINSTAY FUNDS

         The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolio of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 23 separate portfolios: Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Convertible Fund, Diversified Income Fund, Equity Index Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund, U.S. Large Cap Equity Fund, and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). Each Fund, other than Equity Index Fund, International Bond Fund and Global High Income Fund, is a diversified fund as defined by the 1940 Act. The Equity Index Fund was closed to new investors and new share purchases on January 1, 2002. The Small Cap Value Fund was closed to new investors on December 1, 2001.

         New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury"), who replaced John A. Levin & Co., Inc. as subadvisor effective November 1, 2002 with respect to the Research Value Fund; Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner") with respect to the Small Cap Value Fund; Markston International LLC ("Markston") and Jennison Associates LLC ("Jennison"), who became a subadvisor effective November 25, 2002, with respect to the MAP Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund; and McMorgan & Company LLC ("McMorgan") with respect to the U.S. Large Cap Equity Fund. MacKay Shields, GAMCO, Mercury, Dalton, Greiner, Markston, Jennison, and McMorgan are sometimes jointly referred to as the "Subadvisors" and individually as a "Subadvisor." There are no subadvisors for the Common Stock Fund and the Equity Index Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         The Prospectus discusses the investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

BLUE CHIP GROWTH FUND

         The Blue Chip Growth Fund generally invests in Blue Chip companies, with the Subadvisor selecting those securities which it perceives to be undervalued or to otherwise have growth potential. Blue Chip companies are those which occupy (or in the Subadvisor's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies which have: superior growth prospects and leading sales within an industry and have the potential to bring about change within an industry.

         In addition, Blue Chip companies possess at least one of the following attributes: faster earnings growth, higher profit margins, or strong cash flow relative to their competitors.

         The Fund's investments will usually be sold when they lose their perceived value relative to other similar or alternative investments. Specific sources of information used to select securities for the Fund include: general economic and industry data provided by the U.S. government and various trade associations; annual and quarterly reports and Form 10-Ks; and direct interviews with company management. Research is directed towards locating stocks that are undervalued relative to their future earnings potential.

CAPITAL APPRECIATION FUND

         The Capital Appreciation Fund seeks long-term growth of capital. The Fund normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Price Index.

         The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

COMMON STOCK FUND

         Effective January 1, 2004, the Growth Opportunities Fund changed its name to the Common Stock Fund.

         The Common Stock Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its total assets in common stocks. The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have large- to mid-cap market capitalizations.

         In order to meet the Fund's investment objective, the Manager seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Manager uses a "top-down" approach that assesses the macroeconomic environment to determine sector weightings and manages the Fund with a core orientation (including growth and value equities) that is determined by market conditions.

CONVERTIBLE FUND

         In selecting convertible securities for purchase or sale for the Convertible Fund, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box (see "Short Sales Against the Box"), among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

DIVERSIFIED INCOME FUND

         Effective January 1, 2004, the Strategic Income Fund changed its name to the Diversified Income Fund.

         In managing the Diversified Income Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

         In making investment decisions with respect to maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

         In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

         Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

         Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

         The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

         In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

         To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

         Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

         The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

EQUITY INDEX FUND

         The Equity Index Fund is closed to new investors and new share purchases.

         The Fund seeks to provide investment results that correspond to the total return performance of the S&P 500(R) Stock Price Index. The Fund regularly monitors how well its performance corresponds to that Index and seeks to take corrective action whenever the correlation between the Fund's performance and the Index is less than 0.95.

         When the Fund has cash reserves, the Fund may invest in S&P 500(R) Index Futures, cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.

GLOBAL HIGH INCOME FUND

         Effective January 1, 2004, the Global High Yield Fund changed its name to the Global High Income Fund.

         The Fund normally invests at least 65% of its assets in high-yield securities. In making investments for the foreign and emerging markets sectors of the Global High Income Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor also determines, using good faith judgment, (1) the percentage of the Fund's assets to be invested in each emerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

         Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

         The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

         To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

GOVERNMENT FUND

         The Government Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

         The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

         The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

         Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

HIGH YIELD CORPORATE BOND FUND

         The High Yield Corporate Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

         Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

         Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

         The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

         The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

INTERNATIONAL BOND FUND

         The International Bond Fund may be appropriate for investors who are seeking competitive overall return commensurate with an acceptable level of risk from an international portfolio of debt securities, but who also understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values. In making investments for the Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadvisor will also determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

         To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments but may do so when the Subadvisor, in its discretion, believes it advisable.

         Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box. The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

INTERNATIONAL EQUITY FUND

         In making investments for the International Equity Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadvisor will also determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

         The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories evidencing ownership of underlying foreign securities.

MAP FUND

         Effective June 10, 2002, the MAP Equity Fund changed its name to the MAP Fund.

         The MAP Fund may invest in warrants. A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

         The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

         The Fund (1) may invest in closed-end investment companies that a Subadvisor believes may convert to open-end status within two years of investment and (2) may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board of Trustees is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

         In addition, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MID CAP GROWTH FUND

         The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the S&P MidCap 400(R) Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of the Prospectus, the market capitalizations of companies in this index range from $4 billion to $8 billion. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." The Fund's Subadvisor will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

MID CAP VALUE FUND

         Effective January 1, 2004, the Equity Income Fund changed its name to the Mid Cap Value Fund.

         The Mid Cap Value Fund seeks to maximize long-term total return from a combination of capital appreciation and income. The Fund emphasizes investments in U.S. common stocks and other equity income-producing securities, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. As of the date of the Prospectus, the market capitalizations of companies in this index range from $ 900 billion to $12 billion.

         The Fund also may invest up to 35% of its total assets in equity securities that do not pay regular dividends, and up to 20% of its total assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs").

         The value of the Fund's investment in REITs may be subject to many of the same risks associated with the direct ownership of real estate. This is due to the fact that the value of the REIT may be affected by the value of the real estate owned by the companies in which it invests. These risks include: declines in property values due to changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; increases in property taxes, operating expenses, interest rates, or competition; overbuilding; changes in zoning laws; and losses from casualty, condemnation, zoning or natural disaster.

         Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

         In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that pay dividends and are deemed to be undervalued.

MONEY MARKET FUND

         The Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars).

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is a not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value ("NAV") per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Trustees have the authority
(1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

RESEARCH VALUE FUND

         Under normal market conditions, the Research Value Fund invests at least 80% of its total assets in common stocks and other securities having equity characteristics issued by companies with market capitalizations of greater than $2.1 billion, where up to 20% of such portion may be invested in foreign securities. For hedging purposes, the Fund may use options on securities, stock index options, and stock index futures and related options. These investments involve certain risks. The Fund may also invest in debt securities, including U.S. government securities and corporate debt securities (such as bonds, notes and debentures). Certain of the Fund's investments in debt securities will be obligations which, at the time of purchase, are rated "A" or better by S&P or Moody's or, if unrated, are of comparable quality as determined by the Subadvisor.

         However, the Fund may invest up to 5% of the value of its total assets in non-convertible, non-investment grade debt securities (commonly known as "high-yield" or "junk" bonds). These investments involve certain risks. The Fund may also invest in money market instruments, including repurchase agreements. Investments in debt securities will generally be made to reduce the Fund's equity exposure. During periods of high market valuations or adverse market conditions or for liquidity purposes, all or any portion of the Fund's assets may be invested temporarily in high quality debt securities or money market instruments, or held as cash.

SMALL CAP GROWTH FUND

         The Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between $200 million and $2 billion.

         The Fund's Subadvisor selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Subadvisor looks for securities of companies with above average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises, and strong management ideally with high insider ownership.

         The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

SMALL CAP VALUE FUND

         The Small Cap Value Fund is closed to new investors.

         The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index and invests primarily in common stocks and securities convertible into common stock. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between $1 million and $2.2 billion.

         It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Sell decisions are driven by the Subadvisor's proprietary multifactor model or a change in fundamental expectations. Positions are eliminated when price appreciation renders a sale rating based on the Subadvisor's valuation model. The Fund may invest up to 15% of net assets in REITs.

STRATEGIC VALUE FUND

         In managing the Strategic Value Fund, the Subadvisor conducts a rigorous, disciplined valuation methodology to maximize the most appropriate investment levels among Class A, B and C shares. Fundamental economic analysis, risk and return estimations, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed on a particular type of security or bond within the Fund's investment portfolio. In the event that the Subadvisor's analysis indicates that the Fund should be fully invested in only one asset group, the Subadvisor will still adhere to the limitations on the amount of assets which may be allocated to each of the three asset groups.

         In analyzing different securities to assess their relative attractiveness, the Subadvisor's value investment process emphasizes such factors as low price to earnings and price to cash flow ratios, financial strength and earnings predictability. The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities based on the foregoing analysis.

         In assessing whether a stock is undervalued, the Subadvisor considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.

         In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

         In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

         Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

         Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments). For purposes of the Fund's investment policies, the Fund considers preferred stock to be a debt obligation.

         The Fund's investments may include capital notes, which are securities representing beneficial interest in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

         In making investments in foreign securities the Subadvisor will determine, using good faith judgment, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

         To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

TAX FREE BOND FUND

         The Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

         Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

         The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

         The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

         From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

TOTAL RETURN FUND

The Total Return Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities which it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow. Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

         Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

U.S. LARGE CAP EQUITY FUND

         The U.S. Large Cap Equity Fund seeks above average total return and will invest in the common stocks of companies believed to have potential for long-term capital growth with an emphasis on dividend-paying common stocks. Under normal circumstances the Fund will invest at least 80% of its assets in the equity securities of U.S. companies whose market capitalizations at the time of purchase are generally within the range contained in the S&P 500(R) Index. The Fund's Subadvisor seeks to invest in companies with sustained earnings and growth potential, strong management and balance sheet, and market undervaluation in light of expected future earnings.

VALUE FUND

         The Value Fund seeks to maximize long-term total return from a combination of capital growth and income. In order to achieve this objective the Fund normally invests at least 65% of its assets in U.S. common stocks that the Fund's Subadvisor believes are "undervalued" (selling below their value) when purchased, typically pay dividends (although there may be non-dividend paying stocks if they meet the "undervalued" criteria), and are listed on a national securities exchange or are traded in the over-the-counter market. Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. The Fund is not designed or managed primarily to produce current income.

                         THE EQUITY INDEX FUND GUARANTEE

         NYLIFE LLC ("NYLIFE"), a Delaware limited liability company and a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase of a Fund share (the "Guarantee Date"), the then-NAV of a unit equal to the NAV of that Fund share, plus the value of all dividends and distributions paid with respect to that share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

         If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and NAV per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the NAV directly to each individual shareholder.

         A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash. When a shareholder redeems shares, shares will be redeemed on a first in, first out basis, meaning that the oldest shares, including shares no longer subject to the Guarantee, would be redeemed first.

         Payment obligations under the Guarantee will be solely the obligations of NYLIFE. NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. In the case of IRAs and certain other retirement plans, the amount due under the Guarantee may be transferred to a Money Market Fund account within the plan, instead of being paid to the shareholder in cash. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

         Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

         The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's NAV on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life, NYLIM, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

         Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

         The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

         If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

         Following their particular Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.

         NYLIFE LLC was formed in Delaware on September 30, 1999 as a Delaware limited liability company. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 2002, appear in this SAI. New York Life is a mutual life insurance company.

         Even though the Equity Index Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

HOW THE INDEXING WORKS

         The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Manager seeks to provide investment results which mirror the performance of the Index. The Manager attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.

         It is a reasonable expectation that there will be a close correlation between the Equity Index Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Equity Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Equity Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Equity Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

         "Standard & Poor's", "S&P 500(R)", "S&P" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Equity Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. The S&P 500(R) Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P has no obligation to take the needs of NYLIM or the shareholders of the Equity Index Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Equity Index Fund or the timing of the issuance or sale of the Equity Index Fund or in the determination or calculation of the equation by which the Equity Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, shareholders of the Equity Index Fund, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS
                            COMMON TO MULTIPLE FUNDS

         The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

         The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV of each Fund's shares will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

COMMERCIAL PAPER

         Each Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

         In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or savings and loan associations ("S&Ls") if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Income, International Equity and International Bond Funds may hold foreign cash and cash equivalents.

         In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or the Subadvisor deems appropriate for cash reserves.

BORROWING

         Each Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares.

REPURCHASE AGREEMENTS

         Each Fund may enter domestic or foreign repurchase agreements with certain sellers determined by the Manager or the Subadvisor to be creditworthy. In addition, the Global High Income Fund, International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

         A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund and Tax Free Bond Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.

         If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         The Trustees have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

         For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

         Each Fund except the Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, MAP Fund, Money Market Fund, Tax Free Bond Fund, and Total Return Fund may enter into reverse repurchase agreements with banks or broker-dealers. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The Blue Chip Growth Fund, Common Stock Fund, Diversified Income Fund, Global High Income Fund, Mid Cap Value Fund, Research Value Fund, Small Cap Value Fund, Small Cap Growth Fund and Strategic Value Fund will each limit its investments in reverse repurchase agreements to no more than 5% of its total assets. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadvisors.

         The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

         If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

         U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STRIPPED SECURITIES

         Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

         Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

LENDING OF PORTFOLIO SECURITIES

         Each Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with guidelines adopted by the Board of Trustees. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Metropolitan West Securities LLC, which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Funds' Manager and Subadvisors.

         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Subadvisor determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Trustees, a Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

         Subject to the receipt of exemptive relief from the 1940 Act, the Funds, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

ILLIQUID SECURITIES

         Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager determines the liquidity of a Fund's investments; in doing so, the Manager may consider various factors, including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

         Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

MUNICIPAL SECURITIES

         Each Fund may purchase municipal securities. The Funds may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

         The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

         Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

         Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.

         There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

         The Tax Free Bond Fund may invest more than 25% of its total assets in municipal securities the issuers of which are located in the same state and may invest more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of municipal securities.

         The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Subadvisor believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

         There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

         The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

         INCOME LEVEL AND CREDIT RISK. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

         TAX CONSIDERATIONS. With respect to the Tax Free Bond Fund, income derived by the Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

         The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

         Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

         Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

BANK OBLIGATIONS

         Each Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days that are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in CDs of S&Ls (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FLOATING AND VARIABLE RATE SECURITIES

         Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

         The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities. The Money Market Fund may not invest in inverse floaters.

FOREIGN SECURITIES

         Each Fund except for the Government Fund and Tax Free Bond Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include: differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

         Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

         Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

         ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. GDRs and IDRs are receipts issued by either global or international depositories evidencing ownership of underlying foreign securities.

FOREIGN CURRENCY TRANSACTIONS

         Each Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund except the Equity Index Fund, the Government Fund, the Money Market Fund and the Tax Free Bond Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

         Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

         While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         A Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

         Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

         Another example is when the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

         A Fund may also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

         A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or the Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or the Subadvisor's currency assessment is incorrect.

         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or the Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

         In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its custodians in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its custodians as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that the use of forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         The Manager and Subadvisors believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

         A Fund cannot assure that its use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

         As part of its investment program, and to maintain greater flexibility, the Diversified Income Fund, Global High Income Fund, International Bond Fund, International Equity Fund and U.S. Large Cap Equity Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

         The Diversified Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Subadvisor understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor has the Diversified Income Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

         A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         The Funds do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Company makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Trustees do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

         Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

         A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these instruments subject to a Fund's limitation on investments in illiquid securities.

         MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards.

         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.

         The Equity Index Fund and MAP Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets which, in the opinion of the Fund's Subadvisor, are illiquid subject to a Fund's limitation on investments in illiquid securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

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
         The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

         Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

         CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of

"residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         OTHER ASSET-BACKED SECURITIES. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         If consistent with a Fund's investment objective and policies, and, in the case of the Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

BRADY BONDS

         Each of the Convertible Fund, Diversified Income Fund, Global High Income Fund, High Yield Corporate Bond Fund, International Bond Fund, Mid Cap Growth Fund, Strategic Value Fund, Total Return Fund and U.S. Large Cap Equity Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.

         Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

         The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid and subject to a Fund's limitation on investment in illiquid securities.

         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of REITs: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

         REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON FOREIGN CURRENCIES

         Each Fund, except the Equity Index Fund, Government Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund, may, to the extent that it invests in foreign currencies, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

         A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodians) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or
(2) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodians.

         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

         A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

         Each Fund except the Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Equity Index Fund, MAP Fund, Mid Cap Growth Fund, Money Market Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, U.S. Large Cap Equity Fund and Value Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. The Funds may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration.

         Each Fund except the Government Fund, High Yield Corporate Bond Fund, International Bond Fund, Mid Cap Growth Fund, Money Market Fund, and Tax Free Bond Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the Equity Index Fund, Government Fund, Money Market Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities and subject to any applicable restriction on the Fund's ability to invest in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Global High Income Fund, International Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, U.S. Large Cap Equity Fund and Value Fund are not limited to the above-listed exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodians (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

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
         Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

         FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities -- assuming a "short" position it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or the Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

         Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

         SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

         The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

         CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or the Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

         Another risk is that the Manager or the Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodians).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Information."

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock future contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

SWAP AGREEMENTS

         Each Fund except the Equity Index Fund, Government Fund, MAP Fund, Money Market Fund, Tax Free Bond Fund, and U.S. Large Cap Equity Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or the Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or the Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies and subject to regulation under the 1940 Act the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

         A Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

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
SHORT SALES AGAINST THE BOX

         A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales "against the box" and such transactions will be limited to involve no more than 25% of a Fund's total assets. A Fund may enter into a short sale against the box to, among other reasons, hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodians. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Subadvisors believe are creditworthy. The MAP Fund may not enter into short sales "against the box."

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")

         Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "junk" or "high-yield/risk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

         Investors should be willing to accept the risk associated with investment in high-yield/high-risk securities. Investment in high-yield/high-risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield/high-risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high-yield/high-risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

         The secondary market on which high-yield/high-risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield/high-risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield/high-risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield/high-risk bonds, especially in a thinly traded market.

         If the issuer of high-yield/high-risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         Analysis of the creditworthiness of issuers of high-yield/high-risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high-yield/high-risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

         The use of credit ratings as the sole method for evaluating high-yield/high-risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield/high-risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high-yield/high-risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

         In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

         The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

DEBT SECURITIES

         Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES

         Each Fund except the Equity Index Fund, Government Fund, Money Market Fund, and Tax Free Bond may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

         Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

         As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

         Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

         Each Fund, except the Equity Index Fund, International Bond Fund, International Equity Fund, MAP Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

VARIABLE RATE DEMAND NOTES ("VRDNS")

         The Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         The Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

OPTIONS ON SECURITIES

         WRITING CALL OPTIONS. Each Fund, except the MAP Fund and the Money Market Fund, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option -- in return for a premium received -- the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

         A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, the International Bond Fund, International Equity Fund and Global High Income Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on their portfolio securities.

         WRITING PUT OPTIONS. Each Fund, except the Money Market Fund and the MAP Fund, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisors, engage without limitation in the writing of options on U.S. government securities.

         PURCHASING OPTIONS. Each Fund, except the Money Market Fund and the Tax Free Bond Fund, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         MARRIED PUTS. Each Fund, except the Equity Index Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund, may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

         Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

         SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

         A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, Total Return Fund, U.S. Large Cap Equity Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

         The ability of a Fund to successfully utilize options may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

SECURITIES INDEX OPTIONS

         Each Fund except the MAP Fund may purchase call and put options on securities indices (only call options on the S&P 500(R) Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500(R) Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

         Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

         A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

         A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

DOLLAR-WEIGHTED AVERAGE MATURITY

         Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

         For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

SECURITIES OF OTHER INVESTMENT COMPANIES

         Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

         Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

EACH FUND MAY NOT:

         1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the Equity Index Fund, International Bond Fund and Global High Income Fund.

         2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

         3. Purchase securities (or with respect to the Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds, or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities, or with respect to each Fund except Strategic Value Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500(R) Composite Stock Price Index is so concentrated; (b) up to 40% of the Diversified Income Fund's, High Yield Corporate Bond Fund's and Strategic Value Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including CDs and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

         4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate), commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (or securities, with respect to Blue Chip Growth Fund, Common Stock Fund, Global High Income Fund, MAP Fund, Mid Cap Value Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Strategic Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

         5. Make loans to other persons, except loans of portfolio securities. The Equity Index Fund may lend securities in an amount not to exceed 30% of its total assets in accordance with applicable guidelines approved by the Board of Trustees. The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

         6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

         7. Issue senior securities, except to the extent permitted under the 1940 Act.

         The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

         1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

         2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to each Fund's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE CAPITAL APPRECIATION FUND, CONVERTIBLE FUND, GOVERNMENT FUND, MONEY MARKET FUND, TAX FREE BOND FUND, TOTAL RETURN FUND AND VALUE FUND.

EACH OF THESE FUNDS MAY NOT:

         (a) purchase from or sell portfolio securities of the Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Subadvisors or principal underwriter;

         (b) invest more than 10% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

         (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (d) invest in other companies for the purpose of exercising control or management;

         (e) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

         (f) purchase or sell any put or call options or any combination thereof, except that the Trust may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase and sell or write put and call options on currencies, securities indices and covered put and call options on securities, and (iii) engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund;

         (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period;

         (h) as an operating policy, the Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality; and

         (i) as an operating policy, the Total Return Fund may not invest more than 5% of its net assets in securities rated below investment grade. Up to 20% of the Total Return Fund's debt securities may be rated below A but must be rated at least Ba (Moody's) or BB (S&P), or, if unrated, judged by the Subadvisor to be of comparable quality.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE EQUITY INDEX FUND. THE FUND MAY NOT:

         (a) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization;

         (b) invest more than 10% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

         (c) invest in other companies for the purpose of exercising control or management; and

         (d) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. This restriction has no application to transactions in futures, options and foreign currency exchange contracts.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE DIVERSIFIED INCOME FUND, INTERNATIONAL BOND FUND, INTERNATIONAL EQUITY FUND AND STRATEGIC VALUE FUND.

EACH OF THESE FUNDS MAY NOT:

         (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

         (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Diversified Income Fund;

         (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written; and

         (d) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE BLUE CHIP GROWTH FUND, COMMON STOCK FUND, EQUITY INCOME FUND, GLOBAL HIGH INCOME FUND, MAP FUND, RESEARCH VALUE FUND, SMALL CAP GROWTH FUND AND SMALL CAP VALUE FUND.

EACH OF THESE FUNDS MAY NOT:

         (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

         (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

         (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

         (d) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidated, acquisition, or reorganization; and

         (e) as an operating policy, the Blue Chip Growth Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE HIGH YIELD CORPORATE BOND FUND, MID CAP GROWTH FUND AND U.S. LARGE CAP EQUITY FUND.

EACH OF THESE FUNDS MAY NOT:

         (a) purchase from or sell portfolio securities of the Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Subadvisors or principal underwriter;

         (b) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

         (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (d) invest in other companies for the purpose of exercising control or management;

         (e) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

         (f) purchase or sell any put or call options or any combination thereof, except that the Trust may (i) purchase and sell or write put and call options on currencies, securities indices and covered put and call options on securities, (ii) engage in closing purchase transactions with respect to any put and call option position it has entered into, and (iii) with respect to the High Yield Corporate Bond Fund, purchase and sell or write options on any futures contracts into which it may enter; and, except for the High Yield Corporate Bond Fund, may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; and

         (g) as an operating policy, the High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

         In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisors, as the case may be, pursuant to guidelines approved by the Trustees.

         Each Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii) dealer undertakings to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

         To make the determination that an issue of 4(2) commercial paper is liquid, a Subadvisor must conclude that the following conditions have been met:

         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

         (b) the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

         (iii) if the security is unrated, the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

         (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                 NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES

Certain of the Trust's Funds have names that suggest the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are:

FUND                                      NON-FUNDAMENTAL INVESTMENT POLICY
----                                      ---------------------------------
MAINSTAY BLUE CHIP GROWTH FUND            To invest, under normal circumstances, at
                                          least 80% of its assets in securities of
                                          Blue Chip companies, as defined from time to
                                          time in the current prospectus for the Fund

MAINSTAY COMMON STOCK FUND                To invest, under normal circumstances, at
                                          least 80% of its assets in common stocks

MAINSTAY CONVERTIBLE FUND                 To invest, under normal circumstances, at least 80% of its assets in U.S. convertible securities

MAINSTAY EQUITY INDEX FUND                To invest, under normal circumstances, at least 80% of its assets in stocks of the S&P 500 Index

MAINSTAY GOVERNMENT FUND                  To invest, under normal circumstances, at least 80% of its assets in U.S. government securities

FUND                                      NON-FUNDAMENTAL INVESTMENT POLICY
----                                      ---------------------------------
MAINSTAY HIGH YIELD CORPORATE BOND FUND   To invest, under normal circumstances, at
                                          least 80% of its assets in high-yield
                                          corporate debt securities

MAINSTAY INTERNATIONAL BOND FUND          To invest, under normal circumstances, at least 80% of its assets in debt securities

MAINSTAY INTERNATIONAL EQUITY FUND        To invest, under normal circumstances, at least 80% of its assets in equity securities

MAINSTAY MID CAP GROWTH FUND              To invest, under normal circumstances, at
                                          least 80% of its assets in securities of mid
                                          capitalization companies, as defined from
                                          time to time in the current prospectus for
                                          the Fund

MAINSTAY MID CAP VALUE FUND               To invest, under normal circumstances, at
                                          least 80% of its assets in common and
                                          preferred stock of companies with market
                                          capitalizations that, at the time of
                                          investment, are similar to the companies in
                                          the Russell Midcap(R) Value Index

MAINSTAY SMALL CAP GROWTH FUND            To invest, under normal circumstances, at
                                          least 80% of its assets in securities of
                                          small capitalization companies, as defined
                                          from time to time in the current prospectus
                                          for the Fund

MAINSTAY SMALL CAP VALUE FUND             To invest, under normal circumstances, at
                                          least 80% of its assets in securities of
                                          small capitalization companies, as defined
                                          from time to time in the current prospectus
                                          for the Fund

MAINSTAY TAX FREE BOND FUND               To invest, under normal circumstances, at least 80% of its assets in municipal bonds

MAINSTAY U.S. LARGE CAP EQUITY FUND       To invest, under normal circumstances, at
                                          least 80% of its assets in equity securities
                                          of large capitalization U.S. companies, as
                                          defined from time to time in the current
                                          prospectus for the Fund

                              TRUSTEES AND OFFICERS

MANAGEMENT

The Board of Trustees oversees the management of the Trust and elects its officers. Each Trustees serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees. The Trust's officers are responsible for the day-to-day operations of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.

                              INTERESTED TRUSTEES*


                                                                                               NUMBER OF
                                          TERM OF                                             PORTFOLIOS
                                        OFFICE AND                                             IN FUND          OTHER
                                          LENGTH                   PRINCIPAL                   COMPLEX      DIRECTORSHIPS
       NAME AND          POSITION(S)      OF TIME                OCCUPATION(S)                 OVERSEEN        HELD BY
    DATE OF BIRTH         WITH TRUST      SERVED              DURING PAST 5 YEARS             BY TRUSTEE        TRUSTEE
    -------------         ----------    ----------            -------------------             ----------    --------------
Gary E. Wendlandt       Chairman and    Chairman     Chief Executive Officer, Chairman            42             None
Date of Birth:          Trustee         since        and Manager, New York Life
10/8/50                                 January 1,   Investment Management LLC (including
                                        2002;        predecessor advisory organizations)
                                        Trustee      and New York Life Investment
                                        since 2000   Management Holdings LLC; Executive
                                                     Vice President, New York Life
                                                     Insurance Company; Director, NYLIFE
                                                     Distributors LLC; Vice Chairman and
                                                     Manager, McMorgan & Company LLC;
                                                     Manager, MacKay Shields LLC;
                                                     Executive Vice President, New York
                                                     Life Insurance and Annuity
                                                     Corporation; Chairman, Chief
                                                     Executive Officer and Director,
                                                     MainStay VP Series Fund, Inc. (19
                                                     portfolios); and Executive Vice
                                                     President and Chief Investment
                                                     Officer, MassMutual Life Insurance
                                                     Company (1993 to 1999).


Stephen C. Roussin      President,      Since 1997   President, Chief Operating Officer           38             None
Date of Birth: 7/12/63  Chief                        and Manager, New York Life
                        Executive                    Investment Management LLC (including
                        Officer and                  predecessor advisory organizations)
                        Trustee                      and New York Life Investment
                                                     Management Holdings LLC; Senior Vice
                                                     President, New York Life Insurance
                                                     Company; Director, NYLIFE Securities
                                                     Inc.; Chairman and Director, NYLIFE
                                                     Distributors LLC;  Manager, McMorgan
                                                     & Company LLC; Chairman, Trustee and
                                                     President, Eclipse Funds (3
                                                     portfolios); Chairman and Director,
                                                     Eclipse Funds Inc. (12 portfolios).

Harry G. Hohn           Trustee         Since 1996   Retired. Chairman and Chief                  23             None
Date of Birth: 3/1/32                                Executive Officer, New York Life
                                                     Insurance Company (1990 to 1997);
                                                     Chairman of the Board, Life
                                                     Insurance Council of New York (1996
                                                     to 1997).

* These Trustees are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered "interested persons" may be referred to as "Non-Interested Trustees" or "Independent Trustees."

                            NON-INTERESTED TRUSTEES

                                                                                                 NUMBER OF
                                          TERM OF                                                PORTFOLIOS
                                        OFFICE AND                                                IN FUND          OTHER
                                          LENGTH                   PRINCIPAL                      COMPLEX      DIRECTORSHIPS
       NAME AND          POSITION(S)      OF TIME                OCCUPATION(S)                    OVERSEEN        HELD BY
    DATE OF BIRTH         WITH TRUST      SERVED              DURING PAST 5 YEARS                BY TRUSTEE       TRUSTEE
    -------------         ----------    ----------            -------------------               ----------     --------------
Charlynn Goins          Trustee         Since 2001       Retired. Consultant to U.S. Commerce         23             None
Date of Birth: 9/15/42                                   Department, Washington, D.C. (1998
                                                         to 2000).

Edward J. Hogan         Trustee         Since 1996       Rear Admiral U.S. Navy (Retired);            23             None
Date of Birth: 8/17/32                                   Independent Management Consultant.

Terry L. Lierman        Trustee         Since 1991       Partner, Health Ventures LLC; Vice           23             None
Date of Birth: 1/4/48                                    Chair, Employee Health Programs;
                                                         Partner, TheraCom (1994 to 2001);
                                                         President, Capitol Associates, Inc.
                                                         (1984 to 2001).


John B. McGuckian       Trustee         Since 1997       Chairman, Ulster Television Plc; Pro         23        Non-Executive
Date of Birth:                                           Chancellor, Queen's University (1985                   Director, Allied
11/13/39                                                 to 2001).                                              Irish Bank Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.

Donald E. Nickelson     Lead            Trustee since    Retired. Vice Chairman, Harbour              23        Director,
Date of Birth: 12/9/32  Non-Interested  1994; Lead       Group Industries, Inc. (leveraged                      Adolor
                        Trustee         Non-Interested   buyout firm).                                          Corporation;
                                        Trustee since                                                           Director,
                                        2000                                                                    First
                                                                                                                Advantage
                                                                                                                Corporation.

Michael H. Sutton       Trustee         Since 2003       Retired. Independent consultant              23             None
Date of Birth: 9/19/40                                   (1999 to present) (accounting and
                                                         capital market regulation);
                                                         Consultant, Financial Accounting
                                                         Standards Board (1998 to present);
                                                         Chief Accountant, Securities and
                                                         Exchange Commission (1995-1998);
                                                         Partner, Deloitte & Touche
                                                         (1989-1995).

Richard S. Trutanic     Trustee         Since 1994       Advisor (July 2003 to present) and           23             None
Date of Birth: 2/13/52                                   Managing Director (2001-2003), The
                                                         Carlyle Group (private investment
                                                         firm); Chairman and Chief
                                                         Executive Officer, Somerset Group
                                                         (financial advisory firm); Senior
                                                         Managing Director, Groupe Arnault
                                                         (private investment firm) (1999 to
                                                         2001).






                        OFFICERS (WHO ARE NOT TRUSTEES)*

                                                 TERM OF OFFICE AND                  PRINCIPAL
       NAME AND         POSITION(S) WITH              LENGTH                        OCCUPATION(S)
    DATE OF BIRTH           TRUST                  OF TIME SERVED               DURING PAST 5 YEARS
    -------------       ----------------         ------------------             -------------------
Jefferson C. Boyce      Senior Vice                 Since 1995         Senior Managing Director, New York Life
Date of Birth: 9/17/57  President                                      Investment Management LLC (including predecessor
                                                                       advisory organizations); Senior Vice President,
                                                                       New York Life Insurance Company; Senior Vice
                                                                       President, Eclipse Funds and Eclipse Funds Inc.;
                                                                       Director, NYLIFE Distributors LLC.

Patrick J. Farrell      Vice President,             Since 2001         Managing Director, New York Life Investment
Date of Birth: 9/27/59  Treasurer and                                  Management LLC (including predecessor advisory
                        Chief Financial                                organizations); Treasurer, Chief Financial and
                        and Accounting                                 Accounting Officer, Eclipse Funds Inc., Eclipse
                        Officer                                        Funds, and MainStay VP Series Fund, Inc.; Chief
                                                                       Financial Officer and Assistant Treasurer,
                                                                       McMorgan Funds (formerly McM Funds).



                                                 TERM OF OFFICE AND                  PRINCIPAL
       NAME AND         POSITION(S) WITH              LENGTH                        OCCUPATION(S)
    DATE OF BIRTH           TRUST                  OF TIME SERVED               DURING PAST 5 YEARS
    -------------       ----------------         ------------------             -------------------
Robert A. Anselmi       Secretary                   Since 2001         Senior Managing Director, General Counsel and
Date of Birth:                                                         Secretary, New York Life Investment Management
10/19/46                                                               LLC (including predecessor advisory
                                                                       organizations); Secretary, New York Life
                                                                       Investment Management Holdings LLC; Senior Vice
                                                                       President, New York Life Insurance Company; Vice
                                                                       President and Secretary, McMorgan & Company LLC;
                                                                       Secretary, NYLIFE Distributors LLC, Secretary,
                                                                       MainStay VP Series Fund, Inc., Eclipse Funds
                                                                       Inc., and Eclipse Funds; Managing Director and
                                                                       Senior Counsel, Lehman Brothers Inc. (October
                                                                       1998 to December 1999); General Counsel and
                                                                       Managing Director, JP Morgan Investment
                                                                       Management Inc. (1986 to September 1998).

Richard W. Zuccaro      Tax Vice President          Since 1991         Vice President, New York Life Insurance Company;
Date of Birth:                                                         Vice President, New York Life Insurance and
12/12/49                                                               Annuity Corporation, NYLIFE Insurance Company of
                                                                       Arizona, NYLIFE LLC, NYLIFE Securities Inc., and
                                                                       NYLIFE Distributors LLC; Tax Vice President, New
                                                                       York Life International LLC; Tax Vice President,
                                                                       Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                                       VP Series Fund, Inc.

* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD OF TRUSTEES

         The Board of Trustees oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, Brokerage Committee, Dividend Committee, and Nominating Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which include members who are not Trustees.


         The purpose of the Audit Committee, which meets on an as needed basis, is: (1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee include Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, Michael H. Sutton and Richard S. Trutanic. There were 3 Audit Committee meetings held during the fiscal period ended October 31, 2003.



         The purpose of the Brokerage Committee is to consider and report its recommendations to the full Board, as appropriate, concerning best execution issues and other brokerage matters for the Funds. The members of the Brokerage Committee include Charlynn Goins and Richard S. Trutanic. There was 1 Brokerage Committee meeting held during the fiscal period ended October 31, 2003.



         The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee include Patrick J. Farrell, Stephen C. Roussin, and Gary
E. Wendlandt. There were no Dividend Committee meetings held during the fiscal period ended October 31, 2003.



         The purpose of the Operations Committee is to oversee the Trust's compliance with applicable laws and regulations. The members of the Operations Committee include Edward J. Hogan, Charlynn Goins, and Harry G. Hohn. There was 1 Operations Committee meeting held during the fiscal period ended October 31, 2003.

         The purpose of the Nominating Committee is: (1) to evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board; (2) to nominate members of committees of the Board and periodically shall review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent
Trustees: Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, Richard S. Trutanic, and Michael H. Sutton. There was 1 Nominating Committee meeting held during the fiscal period ended October 31, 2003.



         The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee, on which one or more Trustees may serve, include Gary E. Wendlandt, Stephen C. Roussin, Donald E. Nickelson, Richard S. Trutanic, Robert
A. Anselmi, Patrick J. Farrell, and Derek D. Burke. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 3 Valuation Committee meetings held during the fiscal period ended October 31, 2003.



         The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Trustees may serve, include Gary E. Wendlandt, Robert A. Anselmi, Derek D. Burke, Patrick J. Farrell, Stephen C. Roussin, Donald E. Nickelson, and Richard
S. Trutanic. There were 7 Valuation Subcommittee meetings held during the fiscal period ended October 31, 2003.


         As of December 31, 2002, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust was as follows:

                               INTERESTED TRUSTEES

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                   IN ALL REGISTERED INVESTMENT COMPANIES
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE              OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                            TRUST                                                 COMPANIES
---------------         ------------------------------------------              --------------------------------------------
Gary E. Wendlandt                           None                                                    None

Stephen C. Roussin      International Bond Fund - $1 - $10,000                                 Over $100,001
                        Mid Cap Value Fund - $10,001 - $50,000
                        Small Cap Value Fund - $10,001 - $50,000
                        Value Fund - $10,001 - $50,000
                        Strategic Value Fund - $10,001 - $50,000
                        High Yield Corporate Bond Fund - $50,001 - $100,000


Harry G. Hohn           Money Market Fund - Over $100,001                                      Over $100,001

                             NON-INTERESTED TRUSTEES

                                                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                        IN ALL REGISTERED INVESTMENT COMPANIES
                           DOLLAR RANGE OF EQUITY SECURITIES IN THE                   OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                            TRUST                                                      COMPANIES
---------------            ------------------------------------------                --------------------------------------------
Charlynn Goins             Mid Cap Value Fund - $10,001 - $50,000
                           Small Cap Value Fund - $10,001 - $50,000                      $50,001 - $100,000
                           High Yield Corporate Bond Fund - $10,001 - $50,000


Edward J. Hogan            Blue Chip Growth Fund - $10,001 - $50,000                     $50,001 - $100,000
                           High Yield Corporate Bond Fund - $10,001 - $50,000
                           Mid Cap Growth Fund - $1 - $10,000
                           Small Cap Growth Fund - $1 - $10,000

Terry L. Lierman           Capital Appreciation Fund - $1 - $10,000                      $10,001 - $50,000
                           International Bond Fund - $1 - $10,000
                           International Equity Fund - $10,001 - $50,000
                           Value Fund - $10,001 - $50,000


John B. McGuckian                       $0                                                       $0

Donald E. Nickelson        MAP Fund - $10,001 - $50,000
                           Small Cap Value - $50,001 - $100,000                          $50,001 - $100,000

Michael H. Sutton*                       $0                                                      $0

Richard S. Trutanic        Total Return Fund - $1 -10,000                                    $1 -10,000

* Mr. Sutton was appointed to the Board of Trustees on June 9, 2003.

         As of December 31, 2002, each Trustee who is not an "interested person" of the Trust, and his immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:

                             NON-INTERESTED TRUSTEES

                          NAME OF OWNERS AND                     TITLE OF                               PERCENT OF
NAME OF TRUSTEE        RELATIONSHIP TO TRUSTEE     COMPANY        CLASS       VALUE OF SECURITIES         CLASS
---------------        -----------------------     -------       --------     -------------------       ----------
Charlynn Goins                   N/A                                                 None
Edward J. Hogan                  N/A                                                 None
Terry L. Lierman                 N/A                                                 None
John B. McGuckian                N/A                                                 None
Donald E. Nickelson              N/A                                                 None
Michael H. Sutton                N/A                                                 None
Richard S. Trutanic              N/A                                                 None

         In connection with the approval or re-approval of the Funds' Management Agreement and Subadvisory Agreements, the Trustees, including those Trustees who are not "interested persons" of the Trust, the Manager or any Subadvisor (as the term is defined in the 1940 Act), requested and received from the Manager and Subadvisors, and reviewed, a wide variety of information. In approving or re-approving these agreements, and in evaluating the fairness of the compensation to be paid by each Fund, the Trustees took into account principally the nature, quality and extent of the services performed by the Manager and Subadvisors, in relation to fees received under the agreements. Thus, the Trustees considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager and Subadvisors. The Trustees also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Subadvisors of providing the services, and the profitability of the relationship with the Funds. In addition, the Trustees considered the brokerage services received by the Funds. These factors were considered by the Trustees at large, and also were considered by the Independent Trustees meeting separately. Based on this review, it was the judgment of the Trustees and the Independent Trustees that approval or re-approval of these Agreements was in the interests of the Funds and their shareholders.

COMPENSATION

         The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2003, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers. The Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended, $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Independent Trustee is also paid an annual fee of $20,000. The Chairman of the Audit Committee receives $2,000 and the Chairmen of the Brokerage and Operations Committees receives $1,000 for each meeting of the respective committees. Trustees who are affiliated with New York Life do not receive compensation from the Trust.

                               COMPENSATION TABLE

                                                      PENSION OR
                                    AGGREGATE      RETIREMENT BENEFITS                                TOTAL COMPENSATION
                                  COMPENSATION           ACCRUED                                      FROM THE TRUST AND
NAME OF PERSON,                     FROM THE            AS PART OF           ESTIMATED ANNUAL          THE FUND COMPLEX
   POSITION                           TRUST           FUND EXPENSES      BENEFITS UPON RETIREMENT      PAID TO TRUSTEES
-----------------------           ------------     -------------------   ------------------------     ------------------
Charlynn Goins, Trustee              $52,750                0                        0                     $52,750
Edward J. Hogan, Trustee             $55,250                0                        0                     $55,250
Terry L. Lierman, Trustee            $53,750                0                        0                     $53,750
Donald E. Nickelson, Lead
Non-Interested Trustee               $68,750                0                        0                     $68,750
Michael H. Sutton, Trustee*          $16,250                0                        0                     $16,250
Richard S. Trutanic, Trustee         $50,250                0                        0                     $50,250
John B. McGuckian, Trustee           $49,750                0                        0                     $49,750


* Mr. Sutton was appointed to the Board on June 9, 2003.

CODES OF ETHICS

         The Trust, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics are on public file with, and are available from, the SEC.

                THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

         Pursuant to the Management Agreement for the Funds, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities with respect to the Fund's portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

         The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisors (the "Independent Trustees").

         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus, the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

         (b) the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements; and

         (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust, as the case may be.

         (d) For its services, each Fund pays the Manager a monthly fee. See the Prospectus, "Know with Whom You're Investing."

SUBADVISORY AGREEMENTS

         Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and GAMCO with respect to the Blue Chip Growth Fund; (b) between the Manager and Mercury with respect to the Research Value Fund; (c) between the Manager and Dalton, Greiner with respect to the Small Cap Value Fund; (d) between the Manager and Markston with respect to the MAP Fund; (e) between the Manager and Jennison with respect to the MAP Fund; (f) between the Manager and McMorgan with respect to the U.S. Large Cap Equity Fund; and (g) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (each a "Subadvisor" and collectively the "Subadvisors"), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Fund's portfolios, including the purchase, retention, disposition and loan of securities. There are no subadvisors for the Common Stock Fund and the Equity Index Fund.

As compensation for services, the Manager, not the Funds, pays the Funds' Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:

                                                                         ANNUAL RATE
               Blue Chip Growth Fund                                        0.500%
               Capital Appreciation Fund                                    0.360% (1)
               Convertible Fund                                             0.360% (2)
               Diversified Income Fund                                      0.300%
               Global High Income Fund                                      0.350% (3)
               Government Fund                                              0.300% (4)
               High Yield Corporate Bond Fund                               0.300% (5)
               International Bond Fund                                      0.450% (3)
               International Equity Fund                                    0.600%
               MAP Fund                                                     0.450% (6)
               Mid Cap Growth Fund                                          0.375% (3)
               Mid Cap Value Fund                                           0.350%
               Money Market Fund                                            0.250% (3)(7)
               Research Value Fund                                          0.425% (8)
               Small Cap Growth Fund                                        0.500%
               Small Cap Value Fund                                         0.500% (9)
               Strategic Value Fund                                         0.375% (3)
               Tax Free Bond Fund                                           0.300%
               Total Return Fund                                            0.320% (10)
               U.S. Large Cap Equity Fund                                   0.325%
               Value Fund                                                   0.360% (11)

-------------------
(1) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

(2) On assets up to $500 million; 0.335% on assets from $500 million to $1 billion; and 0.310% on assets in excess of $1 billion.

(3) NYLIM has voluntarily agreed to reimburse the Global High Income, International Bond, Mid Cap Growth, Money Market and Strategic Value Funds' expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets for each Class of shares of such Fund (see the Prospectus). To the extent NYLIM has agreed to reimburse expenses, MacKay Shields, the Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

(4)      On assets up to $1 billion; 0.275% on assets in excess of $1 billion.

(5) On assets up to $500 million; 0.275% on assets in excess of $500 million.

(6) On assets up to $250 million; 0.400% on assets from $250 million to $500 million; and 0.350% on assets in excess of $500 million.

(7) On assets up to $300 million; 0.225% on assets from $300 million to $700 million; 0.200% on assets from $700 million to $1 billion; and 0.175% on assets in excess of $1 billion.

(8) On assets up to $250 million; 0.3825% on assets from $250 million to $500 million; and 0.340% on assets in excess of $500 million.

(9) On assets up to $250 million; 0.450% on assets from $250 million to $500 million; and 0.400% on assets in excess of $500 million.

(10) On assets up to $500 million; 0.300% on assets in excess of $500 million.

(11) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

         The Subadvisory Agreements remain in effect for two years following their effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

         The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.

         The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss suffered by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         For the ten month fiscal period ended October 31, 2003, fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Subadvisory fee paid by the Manager from the Management fee; and the amount of the Subadvisory fee waived and/or reimbursed were as follows:

                FOR THE TEN MONTH PERIOD 1/01/03 THROUGH 10/31/03

                                                           MANAGEMENT FEE                            SUBADVISORY FEE
                                       MANAGEMENT           WAIVED AND/OR          SUBADVISORY        WAIVED AND/OR
               FUND                     FEE PAID*            REIMBURSED             FEE PAID*           REIMBURSED
               ----                    ----------          --------------          -----------       ---------------
Blue Chip Growth Fund                   1,955,981                      --              977,991                    --
Capital Appreciation Fund               7,020,528                      --            3,510,264                    --
Common Stock Fund                         334,681                 145,000                   --                    --
Convertible Fund                        3,239,827                      --            1,619,912                    --
Diversified Income Fund                   485,963                      --              242,982                    --
Equity Index Fund                       2,510,779                      --                   --                    --
Global High Income Fund                   378,560                      --              189,280                    --
Government Fund                         2,888,940                      --            1,444,473                    --
High Yield Corporate Bond Fund         18,391,630                      --            9,195,815                    --
International Bond Fund                    72,104                 100,631               46,353                64,691
International Equity Fund                 722,685                      --              433,611                    --
MAP Fund**                              2,925,666                 450,609            2,001,678                    --
Mid Cap Growth Fund                        93,588                 142,380               46,794                71,190
Mid Cap Value Fund                      1,424,103                      --              712,052                    --
Money Market Fund                         914,694               1,695,034              457,347               847,517
Research Value Fund                       243,834                 103,557              173,696                    --
Small Cap Growth Fund                   1,695,204                      --              847,602                    --
Small Cap Value Fund                      783,999                  34,725              409,362                    --
Strategic Value Fund                       58,701                 164,793               29,351                82,397
Tax Free Bond Fund                      1,838,581                      --              919,291                    --
Total Return Fund                       4,891,225                      --            2,445,613                    --
U.S. Large Cap Equity Fund                 63,493                  61,063               62,278                    --
Value Fund                              3,352,483                      --            1,676,242                    --

* After expense reimbursement or waiver.

** The total subadvisory fee paid during this period for the MAP Fund includes $1,060,844 paid to Markston and $940,834 paid to Jennison.


                                                                    YEAR ENDED
                                                                     12/31/02
----------------------------------------------------------------------------------------------------------------------------------
                                                                    MANAGEMENT FEE                               SUBADVISORY FEE
                                            MANAGEMENT               WAIVED AND/OR        SUBADVISORY               WAIVED AND/OR
               FUND                         FEE PAID*                 REIMBURSED           FEE PAID*                REIMBURSED
-------------------------------           ------------              --------------        -----------            ----------------
Blue Chip Growth Fund                      $2,797,493                       --             $1,398,747                    --
Capital Appreciation Fund                  10,382,694                  816,657              5,191,347               408,328
Common Stock Fund                             559,783                   94,568                     --                    --
Convertible Fund                            4,141,953                       --              2,070,977                    --
Diversified Income Fund                       432,211                       --                216,106                    --
Equity Index Fund                           3,750,311                       --                     --                    --
Global High Income Fund                       148,893                   65,911                 74,447                32,955
Government Fund                             3,249,060                       --              1,624,530                    --
High Yield Corporate Bond Fund             18,354,964                  283,439              9,177,482               141,719
International Bond Fund                        32,178                  105,663                 34,084                54,528
International Equity Fund                     793,000                       --                475,800                    --
MAP Fund**                                  2,992,214                  507,575            2,001,809**                    --
Mid Cap Growth Fund                           130,954                   94,291                 65,477                47,145
Mid Cap Value Fund                          1,500,247                       --                750,124                    --
Money Market Fund                           1,586,146                1,681,471                793,073               840,735
Research Value Fund+                          319,116                  104,871               211,994+                    --
Small Cap Growth Fund                       2,221,302                       --              1,110,651                    --
Small Cap Value Fund                        1,173,251                       --                586,626                    --
Strategic Value Fund                          120,086                  134,377                 60,043                67,188
Tax Free Bond Fund                          2,197,934                       --              1,098,967                    --
Total Return Fund                           6,978,583                   63,277              3,489,292                31,639
U.S. Large Cap Equity Fund                     63,813                   81,798                 72,806                    --
Value Fund                                  4,696,735                       --              2,348,368                    --

*        After expense reimbursement or waiver.

** The total subadvisory fee paid for the MAP Fund includes $1,895,365 paid to Markston for the year ending December 31, 2002 and $106,444 paid to Jennison for the period November 25, 2002 through December 31, 2002. Jennison was not employed as a Subadvisor to the Fund prior to that period.

+ The total subadvisory fee paid for the benefit of Research Value Fund includes $182,641 paid to John A. Levin & Co., Inc. ("Levin") for the period January 1, 2002 through October 31, 2002 and $29,353 paid to Mercury for the period November 1, 2002 through December 31, 2002. Effective November 1, 2002, Mercury replaced Levin as a Subadvisor to the Fund.

                                                      YEAR ENDED
                                                       12/31/01
---------------------------------------------------------------------------------------------------------------------------
                                                                   MANAGEMENT FEE                          SUBADVISORY FEE
                                           MANAGEMENT               WAIVED AND/OR      SUBADVISORY          WAIVED AND/OR
               FUND                         FEE PAID*                REIMBURSED         FEE PAID*            REIMBURSED
-------------------------------           -----------              --------------   ---------------        ---------------
Blue Chip Growth Fund                     $ 4,083,767               $       --      $   2,040,297           $        --
Capital Appreciation Fund                  14,754,804                5,210,514          7,377,402             2,605,257
Common Stock Fund                             786,574                       --                 --                    --
Convertible Fund                            4,945,598                       --          2,472,799                    --
Diversified Income Fund                       423,293                       --            211,647                    --
Equity Index Fund                           5,093,338                       --                 --                    --
Global High Income Fund**                      19,801                   88,973             38,848                15,539
Government Fund                             2,787,627                       --          1,393,813                    --
High Yield Corporate Bond Fund             18,760,700                1,432,791          9,380,350               716,396
International Bond Fund                        87,825                   65,869             54,891                43,913
International Equity Fund                     864,833                       --            518,900                    --
MAP Fund+                                   1,395,321                  430,077         1,080,815+                    --
Mid Cap Growth Fund                           100,262                   98,875             50,131                49,438
Mid Cap Value Fund                            824,062                       --            412,031                    --
Money Market Fund                           1,732,494                1,319,049            866,247               659,525
Research Value Fund#                          467,318                       --           233,659#                    --
Small Cap Growth Fund                       2,876,467                       --          1,438,234                    --
Small Cap Value Fund                          923,925                       --            461,963                    --
Strategic Value Fund                          356,343                       --            178,172                    --
Tax Free Bond Fund                          2,113,134                       --          1,056,567                    --
Total Return Fund                           9,042,534                  389,502          4,521,267               194,751
Value Fund                                  5,416,264                       --          2,708,132                    --


*        After expense reimbursement or waiver.

** For the year ended December 31, 2001, the Manager earned $108,774. The fees waived and reimbursed by the Manager total $31,077 and $57,896, respectively.

+ The Subadvisory fee paid during this period was paid solely to Markston.

# The Subadvisory fee paid during this period was paid to Levin, the former subadvisor to the Research Value Fund.

                                                      YEAR ENDED
                                                       12/31/00
-----------------------------------------------------------------------------------------------------------------------
                                                                MANAGEMENT FEE                          SUBADVISORY FEE
                                         MANAGEMENT              WAIVED AND/OR       SUBADVISORY         WAIVED AND/OR
               FUND                       FEE PAID*               REIMBURSED          FEE PAID*            REIMBURSED
------------------------------         ----------------      ------------------    ---------------      ---------------
Blue Chip Growth Fund                  $    4,764,955        $            --       $    2,363,214        $          --
Capital Appreciation Fund                  20,903,772              7,916,059           10,451,886            3,958,030
Common Stock Fund                             830,506                     --              415,253                   --
Convertible Fund                            5,396,967                     --            2,698,484                   --
Diversified Income Fund                       429,489                     --              214,745                   --
Equity Index Fund                           6,152,401                     --            1,230,480                   --
Global High Income Fund**                          --                 93,699               33,465               13,385
Government Fund                             2,721,466                     --            1,360,733                   --
High Yield Corporate Bond Fund             20,047,089              1,549,735           10,023,545              774,868
International Bond Fund                        98,205                 73,654               61,378               49,103
International Equity Fund                   1,163,870                     --              698,322                   --
MAP Fund+                                     611,620                201,201              487,692+                  --
Mid Cap Value Fund                            431,303                     --              215,652                   --
Money Market Fund                           1,698,890              1,084,303              849,445              542,152
Research Value Fund#                          270,122                 32,385              151,254#                  --
Small Cap Growth Fund                       4,039,945                     --            2,019,973                   --
Small Cap Value Fund                          364,503                 74,231              219,367                   --
Strategic Value Fund                          371,319                     --              185,660                   --
Tax Free Bond Fund                          2,064,593                     --            1,032,297                   --
Total Return Fund                          11,188,963                532,593            5,594,482              266,297
Value Fund                                  5,516,626                     --            2,758,313                   --

*        After expense reimbursement or waiver.

** For the year ended December 31, 2000, the Manager earned $93,699, which was waived, and reimbursed Fund expenses of $15,841. The fees waived and reimbursed by the Manager total $109,540.

+ The Subadvisory fee paid during this period was paid solely to Markston.

# The Subadvisory fee paid during this period was paid to Levin, the former subadvisor to the Research Value Fund.

DISTRIBUTION AGREEMENT

         NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.

         The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLANS

         With respect to each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares of each Fund (the "Class A Plans," the "Class B Plans" and the "Class C Plans," collectively, the "12b-1 Plans"). The Board has also adopted with respect to each of the Funds (except the Money Market Fund and the Equity Index Fund) a separate plan of distribution pursuant to Rule 12b-1 for the Class R2 shares (the "Class R2 Plan" and, together with the Class A Plan, Class B Plan and Class C Plan, the "12b-1 Plans"). Only certain Funds currently offer Class R2 shares.

         Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

         The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

         In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

         If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

         12b-1 Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

         Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class A shares for distribution or service activities, as designated by the Distributor.

         Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

         Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.50% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

         Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

         Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

         Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

         The Class R2 shares were first offered on January 1, 2004. Therefore, no payments were made under the Class R2 Plan as of December 31, 2002.

         For the ten month fiscal period ended October 31, 2003, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows:

                                                           TEN MONTH PERIOD ENDED 10/31/03
                                             --------------------------------------------------------------
                                             AMOUNT OF FEE             AMOUNT OF FEE          AMOUNT OF FEE
                                              PURSUANT TO              PURSUANT TO             PURSUANT TO
                                             CLASS A PLAN              CLASS B PLAN            CLASS C PLAN
                                             ------------              ------------            ------------
Blue Chip Growth Fund                          117,659                  1,408,395                 76,951
Capital Appreciation Fund                      623,447                  9,982,801                 81,946
Common Stock Fund                               65,251                    408,069                 16,185
Convertible Fund                               160,366                  3,719,347                164,501
Diversified Income Fund                         50,418                    544,166                 64,170
Equity Index Fund                            1,255,390                         --                     --
Global High Income Fund                         65,743                    191,316                 86,359
Government Fund                                218,726                  3,805,025                135,561
High Yield Corporate Bond Fund               2,235,100                 21,330,190              2,789,135
International Bond Fund                         28,350                    120,185                 13,181
International Equity Fund                       74,660                    410,081                 13,964
MAP Fund                                       294,196                  1,473,161                637,039
Mid Cap Growth Fund                             51,455                     98,485                 10,318
Mid Cap Value Fund                             164,313                  1,135,283                241,899
Money Market Fund                                   --                         --                     --
Research Value Fund                             46,551                    167,328                 55,163
Small Cap Growth Fund                          111,608                  1,199,151                 49,621
Small Cap Value Fund                            76,305                    440,744                 72,760
Strategic Value Fund                            18,447                    219,605                  4,601
Tax Free Bond Fund                              99,635                  1,305,940                 26,940
Total Return Fund                              301,153                  6,631,044                 38,896
U.S. Large Cap Equity Fund                      43,239                     17,324                  1,344
Value Fund                                     215,249                  4,340,337                 21,113

         For the fiscal year ended December 31, 2002, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows:

                                                             YEAR ENDED DECEMBER 31, 2002
                                               --------------------------------------------------------------
                                               AMOUNT OF FEE             AMOUNT OF FEE          AMOUNT OF FEE
                                                PURSUANT TO              PURSUANT TO             PURSUANT TO
                                               CLASS A PLAN              CLASS B PLAN            CLASS C PLAN
                                               ------------              ------------            ------------
Blue Chip Growth Fund                             $154,070                $2,051,318               $129,896
Capital Appreciation Fund                          870,621                15,369,685                133,220
Common Stock Fund                                   80,038                   597,120                 17,516
Convertible Fund                                   172,954                 4,931,084                142,846
Diversified Income Fund                             39,038                   526,572                 37,626
Equity Index Fund                                1,875,155                        --                    --
Global High Income Fund                             36,459                   115,161                 45,868
Government Fund                                    179,948                 4,331,692                123,627
High Yield Corporate Bond Fund                   1,859,907                23,311,005              2,167,482
International Bond Fund                             24,640                    94,920                  3,437
International Equity Fund                           71,740                   498,736                  7,303
MAP Fund                                           325,589                 1,575,497                709,332
Mid Cap Growth Fund                                 55,119                    72,937                  6,915
Mid Cap Value Fund                                 157,760                 1,299,723                212,449
Money Market Fund                                       --                        --                    --
Research Value Fund                                 53,375                   235,623                 49,684
Small Cap Growth Fund                              133,650                 1,627,107                 59,596
Small Cap Value Fund                               105,101                   636,949                115,897
Strategic Value Fund                                18,492                   260,547                  4,770
Tax Free Bond Fund                                 107,519                 1,592,524                 24,050
Total Return Fund                                  444,523                 9,457,914                 60,936
U.S. Large Cap Equity Fund                          53,508                     8,644                  1,339
Value Fund                                         296,126                 6,408,317                 20,649

         For the ten month fiscal period ended October 31, 2003 and fiscal years ended December 31, 2002, December 31, 2001, and December 31, 2000, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

                                                                      YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------
                                        10 MONTH PERIOD
                                             ENDED
                                           10/31/03            2002            2001            2000
                                        ---------------      --------        --------        --------
Blue Chip Growth Fund                         1,628          $  6,759        $ 14,735        $ 62,683
Capital Appreciation Fund                    20,796            42,752          59,965          99,948
Common Stock Fund                               347             1,569           3,250           4,234
Convertible Fund                             46,568            21,777          37,236          31,219
Diversified Income Fund                         661             9,167           3,419           2,007
Equity Index Fund                                --            25,255         231,510         206,146
Global High Income Fund                      14,394            25,322              --             114
Government Fund                              85,689            22,207          52,207           2,730
High Yield Corporate Bond Fund              701,261           301,196         256,913         187,777
International Bond Fund                          99               350             517             525
International Equity Fund                    17,552            41,494          66,639          24,120
MAP Fund                                        220           122,394         133,595          14,402
Mid Cap Growth Fund++                            66               583             652              --
Mid Cap Value Fund                           66,953            50,355          31,431           9,928
Money Market Fund+                          639,985           205,447         162,767         139,232
Research Value Fund                           2,784             1,173           5,172           2,053
Small Cap Growth Fund                         3,114            10,183          21,420          97,281
Small Cap Value Fund                            195             3,512          19,524           9,851
Strategic Value Fund                             27             1,951           2,340             347
Tax Free Bond Fund                          103,159            13,474           4,225             586
Total Return Fund                            21,440            26,533          20,581          20,696
U.S. Large Cap Equity Fund+++                    --               396              --              --
Value Fund                                   29,058            24,066          10,282          11,254

         For the ten month fiscal period ended October 31, 2003 and fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                                            YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------
                                           10 MONTH
                                         PERIOD ENDED
                                           10/31/03           2002            2001          2000
                                         -------------    -----------      ----------     -----------
Blue Chip Growth Fund                   216,659            $  391,119      $  493,552      $  417,700
Capital Appreciation Fund               605,895             1,290,486       1,886,066       3,420,971
Common Stock Fund                        55,741               105,472         116,127          96,627
Convertible Fund                        177,736               325,779         451,904         627,009
Diversified Income Fund                  57,525                64,563          54,678         101,071
Equity Index Fund                            --                    --              --              --
Global High Income Fund                  54,359                20,010          12,200           8,601
Government Fund                         266,736               305,060         200,862         296,197
High Yield Corporate Bond Fund        2,018,676             3,070,148       3,167,673       4,705,199
International Bond Fund                  10,698                10,713           9,484          17,832
International Equity Fund                39,506                51,754          95,330         126,872
MAP Fund                                299,227               383,802          92,880          24,503
Mid Cap Growth Fund++                     9,432                11,588           3,571              --
Mid Cap Value Fund                      193,218               543,726         190,510          59,435
Money Market Fund+                      660,022               936,886         783,018       1,080,954
Research Value Fund                      34,210                55,777          35,587          28,643
Small Cap Growth Fund                   157,141               280,616         317,730         349,466
Small Cap Value Fund                     75,783                95,931          61,429          45,707
Strategic Value Fund                     27,551                30,409          38,973          76,362
Tax Free Bond Fund                       80,604               162,991         102,564         243,288
Total Return Fund                       265,345               515,803         709,969       1,082,932
U.S. Large Cap Equity Fund+++             4,048                   971              --              --
Value Fund                              198,446               415,463         520,830       1,210,643


+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

++       Commenced operations on January 2, 2001.

+++      Commenced operations on January 2, 2002.

         For the ten month fiscal period ended October 31, 2003 and fiscal years ended December 31, 2002, December 31, 2001, and December 31, 2000, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------
                                          10 MONTH
                                        PERIOD ENDED
                                           10/31/03             2002          2001             2000
                                        -------------         -------        -------          ------
Blue Chip Growth Fund                    $  1,980           $  2,899       $  7,211          $ 7,623
Capital Appreciation Fund                   1,100              2,032          3,447           18,186
Common Stock Fund                             670              1,440          1,536              761
Convertible Fund                            3,184              6,743          7,959           11,253
Diversified Income Fund                     4,405              4,071            766              456
Equity Index Fund                              --                 --             --               --
Global High Income Fund                     7,629              3,164          1,633               75
Government Fund                             8,887              6,359          4,698              333
High Yield Corporate Bond Fund            137,679            128,783        101,926           64,481
International Bond Fund                       331                195             --              124
International Equity Fund                   7,765              3,069         17,341               69
MAP Fund                                   12,037             55,964          5,448            2,485
Mid Cap Growth Fund++                           9                 31             --               --
Mid Cap Value Fund                          9,388             14,292          2,403            1,202
Money Market Fund                          34,807             45,905         36,409           28,329
Research Value Fund                         1,124              3,248          2,455            1,067
Small Cap Growth Fund                       1,154              2,950          5,485           21,304
Small Cap Value Fund                          423              8,385          5,549            4,160
Strategic Value Fund                          257              1,458             91              168
Tax Free Bond Fund                          3,122              1,859            655              377
Total Return Fund                             674              1,030          3,314            3,234
U.S. Large Cap Equity Fund++                  333                 62             --               --
Value Fund                                    807              2,588            453              466

+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

++       Commenced operations on January 2, 2001.

+++      Commenced operations on January 2, 2002.

         For the ten month fiscal period ended October 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                  MAINSTAY FUND
                           CLASS A EXPENSE CATEGORIES
                       JANUARY 1, 2003 TO OCTOBER 31, 2003

                                                                                                                        APPROXIMATE
                                                PRINTING AND                                                            TOTAL AMOUNT
                                                  MAILING                                                                 SPENT BY
                                              PROSPECTUSES TO  COMPENSATION                                                NYLIFE
                                   SALES         OTHER THAN         TO       COMPENSATION    COMPENSATION               DISTRIBUTORS
                                MATERIAL AND      CURRENT      DISTRIBUTION    TO SALES       TO BROKER                 WITH RESPECT
                                ADVERTISING     SHAREHOLDERS    PERSONNEL     PERSONNEL        DEALERS        OTHER*      TO FUND
                                -----------     ------------    ---------     ---------        -------        ------      -------
Blue Chip Growth Fund           $     2,918     $     4,574    $    91,424   $   352,031     $    82,653   $    93,682  $   627,282
Capital Appreciation Fund            10,714          23,989        335,700     1,253,712         342,412       344,793    2,311,320
Common Stock Fund                     1,047           2,520         32,819       125,876          30,164        33,727      226,153
Convertible Fund                      4,886           6,161        153,089       315,414         412,465       156,705    1,048,720
Diversified Income Fund               2,478           1,960         77,643       169,478         199,687        79,348      530,594
Equity Index Fund                     8,628          48,351        270,359       487,658         797,794       280,906    1,893,696
Global High Income Fund               1,828           2,520         57,280        75,534         196,809        58,656      392,627
Government Fund                       5,646           8,401        176,906       529,244         311,874       181,226    1,213,297
High Yield Corp. Bond Fund           46,672          86,061      1,462,389     2,114,702       4,838,385     1,499,950   10,048,159
International Bond Fund                 529           1,120         16,589        58,319          20,555        17,031      114,143
International Equity Fund             1,544           2,894         48,392       142,690          87,393        49,640      332,553
MAP Fund                              7,249          11,294        227,133       446,318         633,610       232,737    1,558,341
Mid Cap Growth Fund                     974           1,960         30,513       104,509          40,567        31,315      209,838
Mid Cap Value Fund                    4,195           6,347        131,429       324,703         300,192       134,651      901,517
Research Value Fund                     754           1,773         23,626        66,022          46,312        24,276      162,763
Small Cap Growth Fund                 2,576           4,294         80,712       300,074          83,683        82,735      554,074
Small Cap Value Fund                    941           2,894         29,492        78,006          62,215        30,378      203,926
Strategic Value Fund                    662             747         20,728        68,584          29,968        21,208      141,897
Tax Free Bond Fund                    1,854           3,827         58,101       145,486         130,761        59,639      399,668
Total Return Fund                     4,836          11,574        151,529       516,147         204,316       155,716    1,044,118
U.S. Large Cap Equity Fund              342           1,680         10,716        34,753          16,197        11,108       74,796
Value Fund                            4,082           8,307        127,889       422,897         185,164       131,260      879,599
                                -----------     -----------    -----------   -----------     -----------   -----------  -----------
                     Total      $   115,355     $   243,248    $ 3,614,458   $ 8,132,157     $ 9,053,176   $ 3,710,687  $24,869,081
                                -----------     -----------    -----------   -----------     -----------   -----------  -----------

* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.

         For the fiscal year ended December 31, 2002, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                 MAINSTAY FUND
                           CLASS A EXPENSE CATEGORIES
                      JANUARY 1, 2002 TO DECEMBER 31, 2002

                                           PRINTING                                                                   APPROXIMATE
                                          AND MAILING                                                                 TOTAL AMOUNT
                                          PROSPECTUSES                                                                   SPENT BY
                                               TO         COMPENSATION                                                    NYLIFE
                             SALES         OTHER THAN         TO          COMPENSATION    COMPENSATION                 DISTRIBUTORS
                          MATERIAL AND      CURRENT       DISTRIBUTION      TO SALES       TO BROKER                   WITH RESPECT
                          ADVERTISING     SHAREHOLDERS     PERSONNEL       PERSONNEL        DEALERS       OTHER*         TO FUND
                         -----------     ------------     ------------    ------------    ------------  -----------   -------------
Blue Chip Growth Fund      $ 3,071          $11,005       $ 150,245        $ 481,657        $94,007      $ 113,365      $ 853,350
Capital Appreciation
  Fund                      12,144           61,925         594,309        1,835,372        442,950        451,671      3,398,371
Common Stock Fund            1,566            5,370          74,459          259,835         23,754         52,860        417,844
Convertible Fund             2,909           11,610         137,415          293,548        231,582        105,147        782,211
Diversified Income Fund      1,073            2,424          50,853           94,930         98,439         38,325        286,044
Equity Index Fund            9,943          135,022         481,350          735,086      1,119,609        360,947      2,841,957
Global High Income Fund      1,659            2,095          68,694           59,904        198,750         56,764        387,866
Government Fund              6,904           10,191         275,408          528,981        510,839        234,576      1,566,899
High Yield Corp. Bond
  Fund                      35,049          123,505       1,578,767        1,779,268      4,227,310      1,243,924      8,987,823
International Bond Fund        320            1,509          13,263           39,000         11,232         11,272         76,596
International Equity
  Fund                       1,420            4,487          63,861          165,357         77,824         51,497        364,446
MAP Fund                     9,053           21,032         436,808          570,102      1,100,116        312,855      2,449,966
Mid Cap Growth Fund            682            3,770          32,791          107,298         17,561         24,808        186,910
Mid Cap Value Fund           5,895            9,191         272,634          482,836        549,149        207,276      1,526,981
Research Value Fund            776            3,759          38,081          128,343         18,459         27,466        216,884
Small Cap Growth Fund        2,922            9,440         140,415          369,113        163,503        103,153        788,546
Small Cap Value Fund           973            7,354          48,115          129,914         55,234         35,808        277,398
Strategic Value Fund           501            1,241          22,266           60,844         23,941         17,381        126,174
Tax Free Bond Fund           2,162            6,725          88,002          194,992        139,297         74,651        505,829
Total Return Fund            5,042           31,669         247,467          767,956        179,379        187,602      1,419,115
U.S. Large Cap
  Equity Fund                  283            3,679          11,686           22,595         21,772          9,459         69,474
Value Fund                   3,607           20,661         174,085          545,115        119,663        131,425        994,556
-----------------------------------------------------------------------------------------------------------------------------------
  Total                   $108,465         $491,228     $ 5,025,808      $ 9,734,070      $ 9,437,323   $3,870,917   $ 28,667,811
-----------------------------------------------------------------------------------------------------------------------------------


* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.

For the ten month fiscal period ended October 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                  MAINSTAY FUND
                           CLASS B EXPENSE CATEGORIES
                       JANUARY 1, 2003 TO OCTOBER 31, 2003

                                                                                                                         APPROXIMATE
                                               PRINTING AND                                                             TOTAL AMOUNT
                                                  MAILING                                                                 SPENT BY
                                              PROSPECTUSES TO  COMPENSATION                                                NYLIFE
                                    SALES       OTHER THAN          TO       COMPENSATION  COMPENSATION                 DISTRIBUTORS
                                MATERIAL AND      CURRENT      DISTRIBUTION    TO SALES      TO BROKER                  WITH RESPECT
                                 ADVERTISING   SHAREHOLDERS      PERSONNEL     PERSONNEL      DEALERS       OTHER*         TO FUND
                                 -----------   ------------      ---------     ---------      -------       ------         -------
     Blue Chip Growth Fund      $      7,125   $     13,535    $    223,261  $    879,712  $    181,808  $    420,066   $  1,725,507
 Capital Appreciation Fund            33,513         96,049       1,050,080     4,212,975       779,745     4,029,521     10,201,883
         Common Stock Fund             1,799          3,920          56,358       234,236        33,726       137,949        467,988
          Convertible Fund            11,935         35,843         373,970       992,208       785,875     1,534,458      3,734,289
   Diversified Income Fund             3,208          5,227         100,507       293,287       184,586       132,806        719,621
   Global High Income Fund             1,892          1,867          59,303       111,408       170,554            54        345,078
           Government Fund            12,324         36,590         386,152     1,456,427       379,572     1,561,033      3,832,098
High Yield Corp. Bond Fund            98,872        205,258       3,097,986     6,487,702     8,242,011     6,930,034     25,061,863
   International Bond Fund               658          1,120          20,606        57,807        40,164        33,337        153,692
 International Equity Fund             1,909          3,920          59,812       203,207        81,175       131,164        481,187
                  MAP Fund             9,961         14,188         312,106       818,177       665,764       284,364      2,104,560
       Mid Cap Growth Fund             1,336            933          41,873       152,888        46,200       (23,985)       219,245
        Mid Cap Value Fund             6,452         10,921         202,181       645,017       316,276       294,402      1,475,249
       Research Value Fund             1,045          1,587          32,743        83,943        71,736        36,693        227,747
     Small Cap Growth Fund             5,653         11,574         177,120       681,852       160,285       382,504      1,418,988
      Small Cap Value Fund             1,504          4,200          47,114       163,149        60,860       175,538        452,365
      Strategic Value Fund             1,086          2,147          34,017       136,777        24,961        65,283        264,271
        Tax Free Bond Fund             6,936         25,109         217,319       857,428       175,837     1,166,134      2,448,763
         Total Return Fund            18,015         63,846         564,462     2,348,733       335,064     2,939,809      6,269,929
U.S. Large Cap Equity Fund               310            187           9,721        39,141         7,077        (7,442)        48,994
                Value Fund            12,613         41,817         395,202     1,583,389       295,642     1,869,656      4,198,319
                                ------------   ------------    ------------  ------------  ------------  ------------   ------------
                     Total      $    238,146   $    579,838    $  7,461,893  $ 22,439,463  $ 13,038,918  $ 22,093,378   $ 65,851,636
                                ------------   ------------    ------------  ------------  ------------  ------------   ------------

* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses, and capitalized commission payments for sales of Class B shares less any amortized amounts.

         For the fiscal year ended December 31, 2002, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                  MAINSTAY FUND
                           CLASS B EXPENSE CATEGORIES
                      JANUARY 1, 2002 TO DECEMBER 31, 2002

                                           PRINTING                                                                   APPROXIMATE
                                          AND MAILING                                                                 TOTAL AMOUNT
                                          PROSPECTUSES                                                                   SPENT BY
                                               TO         COMPENSATION                                                    NYLIFE
                             SALES         OTHER THAN         TO          COMPENSATION    COMPENSATION                 DISTRIBUTORS
                          MATERIAL AND      CURRENT       DISTRIBUTION      TO SALES       TO BROKER                   WITH RESPECT
                          ADVERTISING     SHAREHOLDERS     PERSONNEL       PERSONNEL        DEALERS       OTHER*         TO FUND
                         -----------     ------------     ------------    ------------    ------------  -----------   -------------
Blue Chip Growth Fund     $ 8,658          $ 37,308       $ 419,783       $1,334,486       $ 274,144   $  315,414       $ 2,389,793
Capital Appreciation
  Fund                     42,538           276,546       2,059,590        6,560,875       1,331,045    1,549,839        11,820,433
Common Stock Fund           2,192            10,506         107,247          352,453          57,637       80,959           610,994
Convertible Fund           12,103            84,248         579,141        1,162,987       1,054,555      438,921         3,331,955
Diversified Income
  Fund                      2,443             8,455         121,097          265,840         199,473       91,240           688,548
Global High Income
  Fund                      1,471             1,560          73,387           84,753         192,944       56,264           410,379
Government Fund            11,744            66,529         550,966        1,613,808         492,755      443,031         3,178,833
High Yield Corp.
  Bond Fund                86,319           393,509       4,149,669        6,605,664       9,221,756    3,095,455        23,552,372
International Bond
  Fund                        337             1,396          15,164           37,804          20,083       12,721            87,505
International
  Equity Fund               1,661             8,189          79,021          232,304          69,202       61,611           451,988
MAP Fund                   15,773            25,370         783,157        1,107,105       1,887,694      557,004         4,376,103
Mid Cap Growth Fund           979             1,109          47,091          133,967          44,329       34,957           262,432
Mid Cap Value Fund         11,977            20,594         588,547          991,667       1,249,670      426,528         3,288,983
Research Value Fund         1,035             4,192          51,334          121,786          74,717       38,154           291,218
Small Cap Growth Fund       6,468            28,945         316,245          962,494         246,229      236,868         1,797,249
Small Cap Value Fund        2,124            10,942         103,096          288,050         104,586       76,491           585,289
Strategic Value Fund          948             4,428          45,344          140,223          32,360       34,072           257,375
Tax Free Bond Fund          7,494            50,817         369,853        1,174,613         240,070      289,625         2,132,472
Total Return Fund          21,238           164,408       1,025,868        3,404,038         524,709      779,955         5,920,216
U.S. Large Cap
  Equity Fund                 234               113          12,111           30,427          16,502        8,980            68,367
Value Fund                 15,342           112,773         744,165        2,333,669         508,945      561,896         4,276,790
-----------------------------------------------------------------------------------------------------------------------------------
  Total                  $253,669        $1,312,875    $ 12,269,998     $ 29,025,791     $17,864,064  $ 9,210,750      $ 69,937,147
-----------------------------------------------------------------------------------------------------------------------------------

* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses, and capitalized commission payments for sales of Class B shares less any amortized amounts.

For the ten month fiscal period ended October 31, 2003, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                  MAINSTAY FUND
                           CLASS C EXPENSE CATEGORIES
                       JANUARY 1, 2003 TO OCTOBER 31, 2003

                                                                                                                         APPROXIMATE
                                             PRINTING AND                                                               TOTAL AMOUNT
                                                MAILING                                                                   SPENT BY
                                            PROSPECTUSES TO  COMPENSATION                                                  NYLIFE
                                  SALES       OTHER THAN          TO        COMPENSATION   COMPENSATION                 DISTRIBUTORS
                              MATERIAL AND      CURRENT      DISTRIBUTION     TO SALES       TO BROKER                  WITH RESPECT
                               ADVERTISING   SHAREHOLDERS      PERSONNEL      PERSONNEL       DEALERS        OTHER*        TO FUND
                               -----------   ------------      ---------      ---------       -------        ------        -------
Blue Chip Growth Fund          $      554     $      747      $   17,364     $   17,886     $   64,673     $   11,774    $  112,998
Capital Appreciation Fund             570            840          17,852         21,729         63,150         13,523       117,664
Common Stock Fund                     113            187           3,544          7,815          9,037          2,698        23,394
Convertible Fund                    1,355          1,587          42,474         20,866        181,081         18,284       265,647
Diversified Income Fund               589            653          18,460         18,687         69,086          4,673       112,148
Global High Income Fund               653            840          20,468          6,815         90,502         12,009       131,287
Government Fund                       984          1,307          30,823         50,762         95,787         20,461       200,124
High Yield Corp. Bond Fund         21,733         26,789         680,967        321,858      2,915,873        360,475     4,327,695
International Bond Fund               135             93           4,248          2,354         17,845            237        24,912
International Equity Fund             151             93           4,730          4,612         17,877             33        27,496
MAP Fund                            4,115          6,160         128,939         34,973        578,079        117,616       869,882
Mid Cap Growth Fund                    91             93           2,855          4,178          9,396            782        17,395
Mid Cap Value Fund                  1,327          2,334          41,568         20,558        177,083         54,478       297,348
Research Value Fund                   603            560          18,905          3,800         86,087            (46)      109,909
Small Cap Growth Fund                 337            467          10,566         13,723         36,515          8,389        69,997
Small Cap Value Fund                  481            747          15,062          5,398         66,214         13,090       100,992
Strategic Value Fund                   38             --           1,192          1,619          4,047            590         7,486
Tax Free Bond Fund                    285            560           8,926         24,003         18,438         12,523        64,735
Total Return Fund                     271            373           8,479         12,618         27,694          6,373        55,808
U.S. Large Cap Equity Fund              8             --             243            748            409            328         1,735
Value Fund                            147            187           4,595          6,994         14,854          3,474        30,251
                               ----------     ----------      ----------     ----------     ----------     ----------    ----------
  Total                        $   34,540     $   44,617      $1,082,260     $  601,996     $4,543,727     $  661,764    $6,968,904
                               ----------     ----------      ----------     ----------     ----------     ----------    ----------

      * Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses, and capitalized commission payments for sales of Class C shares less any amortized amounts.


         For the fiscal year ended December 31, 2002, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                  MAINSTAY FUND
                           CLASS C EXPENSE CATEGORIES
                      JANUARY 1, 2002 TO DECEMBER, 31 2002

                                           PRINTING                                                                   APPROXIMATE
                                          AND MAILING                                                                 TOTAL AMOUNT
                                          PROSPECTUSES                                                                   SPENT BY
                                               TO         COMPENSATION                                                    NYLIFE
                             SALES         OTHER THAN         TO          COMPENSATION    COMPENSATION                 DISTRIBUTORS
                          MATERIAL AND      CURRENT       DISTRIBUTION      TO SALES       TO BROKER                   WITH RESPECT
                          ADVERTISING     SHAREHOLDERS     PERSONNEL       PERSONNEL        DEALERS       OTHER*         TO FUND
                         -----------     ------------     ------------    ------------    ------------  -----------   -------------
Blue Chip Growth Fund       $715            $2,370         $34,616          $24,272        $107,716      $26,016          $195,705
Capital Appreciation
  Fund                       709             2,424          34,662           28,897         104,125       26,122           196,939
Common Stock Fund            138               274           7,022           12,270          14,118        5,240            39,062
Convertible Fund             862             2,257          40,169           19,696         132,444       30,742           226,170
Diversified Income
  Fund                       353               514          15,658           11,788          47,271       12,677            88,261
Global High Income
  Fund                       416               513          18,981            4,097          66,891       14,901           105,799
Government Fund              842             1,650          39,889           40,997         110,578       32,445           226,401
High Yield Corp.
  Bond Fund               13,816            34,406         652,918          160,648       2,321,215      486,911         3,669,914
International
  Bond Fund                   28                45           1,246            1,422           3,312        1,053             7,106
International
  Equity Fund                108                96           5,460            5,053          15,238        4,057            30,012
MAP Fund                   4,080            11,112         203,241           32,250         744,424      147,657         1,142,764
Mid Cap Growth Fund           77                90           3,923            4,431          10,251        2,830            21,602
Mid Cap Value Fund         1,726             2,878          87,269           34,690         295,667       65,500           487,730
Research Value Fund          316               886          15,363            5,024          53,591       11,475            86,655
Small Cap Growth
   Fund                      423             1,020          20,881           20,237          58,735       15,451           116,747
Small Cap Value Fund         354             2,002          15,477            4,929          53,774       12,412            88,948
Strategic Value Fund          29                73           1,322            1,622           3,427        1,027             7,500
Tax Free Bond Fund           246               519          11,956           30,475          15,680        9,580            68,456
Total Return Fund            339             1,076          16,527           16,778          46,674       12,349            93,743
U.S. Large Cap
  Equity Fund                  7                20             355              647             674          257             1,960
Value Fund                   170               314           8,587           11,954          20,442        6,409            47,876
-----------------------------------------------------------------------------------------------------------------------------------
  Total                  $25,761           $64,557      $1,235,849         $473,159      $4,226,520     $925,351        $6,951,197
-----------------------------------------------------------------------------------------------------------------------------------

* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses, and capitalized commission payments for sales of Class C shares less any amortized amounts.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

         The Board has adopted a separate shareholder services plan with respect to the Class R1 and Class R2 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1 and Class R2 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1 and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 Shares.

Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

         Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees. The Services Plan was approved by the Trustees, including the Independent Trustees, at a meeting held on December 8, 2003.

         Each Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1 and R2 share of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

         The Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

OTHER SERVICES

         Pursuant to an Amended and Restated Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. For the ten month fiscal period ended October 31, 2003, fiscal years ended December 31, 2002, December 31, 2001, and December 31, 2000, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                       10 MONTH
                                      PERIOD ENDED
                                         10/31/03          2002             2001              2000
                                      -------------     ----------       ----------        ----------
Blue Chip Growth Fund                  41,771           $   54,643       $   67,505        $   74,315
Capital Appreciation Fund             147,796              216,522          303,964           426,941
Common Stock Fund                      25,617               33,991           37,831            38,187
Convertible Fund                       67,457               84,320           95,354           101,624
Diversified Income Fund                29,090               27,344           26,848            27,194
Equity Index Fund                      72,426              101,674          128,534           149,714
Global High Income Fund                20,802               14,111           12,000            12,000
Government Fund                        70,358               78,408           73,126            72,032
High Yield Corporate Bond Fund        352,819              355,849          363,226           386,613
International Bond Fund                11,072               12,000           12,189            12,023
International Equity Fund              26,838               29,766           32,059            38,281
MAP Fund                               67,228               73,332           51,006            36,961
Mid Cap Growth Fund+                   13,343               13,347           12,424                --
Mid Cap Value Fund                     42,554               48,098           37,882            23,872
Money Market Fund                      77,589               96,221           91,172            85,191
Research Value Fund                    16,399               19,959           21,658            15,246
Small Cap Growth Fund                  39,163               48,871           55,422            67,067
Small Cap Value Fund                   29,548               38,299           33,316            17,958
Strategic Value Fund                   12,708               14,642           19,169            19,837
Tax Free Bond Fund                     52,852               63,298           61,884            61,082
Total Return Fund                     100,956              139,643          174,044           209,823
U.S. Large Cap Equity Fund ++          10,000               12,000               --                --
Value Fund                             74,436              102,803          117,193           119,198

-------------------
+        Commenced operations on January 2, 2001.

++       Commenced operations on January 2, 2002.


         In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MSS, a division of NYLIM SC, the Funds' transfer agent and an affiliate of NYLIM, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

         Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodians and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

         Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Manager and the Subadvisors may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

         Under each Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Trust. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

         The Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

         In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

         The management fees paid by the Trust, on behalf of each Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

         For the fiscal years ended December 31, 2002, December 31, 2001, and December 31, 2000, each of the Funds paid brokerage commissions as follows:

                                                            TOTAL BROKERAGE COMMISSIONS PAID
                                                 -------------------------------------------------------
                                                   YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                 DEC. 31, 2002        DEC. 31, 2001        DEC. 31, 2000
                                                 -------------        -------------        -------------
Blue Chip Growth Fund                            $  330,379           $  267,413           $  509,259
Capital Appreciation Fund                         3,828,300            2,771,069            2,662,293
Common Stock Fund                                   277,909              247,232              196,744
Convertible Fund                                    722,421              885,361            1,445,332
Diversified Income Fund                                 836                  488                  N/A
Equity Index Fund                                    75,934               91,324               99,152
Global High Income Fund                               1,373                  N/A                1,003
Government Fund                                         N/A                  N/A                  N/A
High Yield Corporate Bond Fund                      599,394              455,001              717,167
International Bond Fund                                 N/A                  N/A                  N/A
International Equity Fund                           492,890              729,018              231,592
MAP Fund                                            744,195              192,201               95,948
Mid Cap Growth Fund+                                169,397               77,707                  N/A
Mid Cap Value Fund                                  544,735              450,492              335,701
Money Market Fund                                       N/A                  N/A                  N/A
Research Value Fund                                 183,319               90,619               77,449
Small Cap Growth Fund                               941,603              280,212              338,641
Small Cap Value Fund                                240,340              231,517              127,362
Strategic Value Fund                                 45,404               56,461              133,932
Tax Free Bond Fund                                      N/A                  N/A                  N/A
Total Return Fund                                 1,358,084              934,849              869,317
U.S. Large Cap Equity Fund++                         24,043                  N/A                  N/A
Value Fund                                        1,978,755            1,949,530            3,271,516


--------------
+        Commenced operations on January 2, 2001.

++       Commenced operations on January 2, 2002.

         For the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Funds did not pay brokerage commissions to affiliated persons.

         The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2002 and the dollar amount of the transactions involved.

                                       TOTAL AMOUNT OF TRANSACTIONS WHERE
                                        COMMISSIONS PAID TO BROKERS THAT         TOTAL BROKERAGE COMMISSIONS PAID
                                         PROVIDED RESEARCH SERVICES              TO BROKERS THAT PROVIDED RESEARCH
                                      ------------------------------------     ------------------------------------
Blue Chip Growth Fund                             $ 10,814,955                              $   41,360
Capital Appreciation Fund                          935,559,775                               1,269,735
Convertible Fund                                    45,249,010                                 112,933
Equity Income Fund                                 116,434,083                                 196,605
Equity Index Fund                                   13,528,199                                  16,723
Global High Yield Fund                                      --                                      --
Growth Opportunities Fund                           18,757,557                                  26,264
High Yield Corporate Bond Fund                      28,323,107                                 183,723
International Equity Fund                                   --                                      --
MAP Fund                                            20,874,061                                  39,407
Mid Cap Growth Fund+                                44,318,086                                  57,658
Research Value Fund                                  1,005,847                                   1,323
Select 20 Equity Fund+                              12,463,952                                  15,746
Small Cap Growth Fund                               76,217,125                                 147,661
Small Cap Value Fund                                79,663,595                                 200,226
Strategic Income Fund                                  222,780                                     355
Strategic Value Fund                                 8,405,356                                  12,573
Total Return Fund                                   95,969,635                                 148,832
U.S. Large Cap Equity Fund++                                --                                      --
Value Fund                                         306,416,985                                 470,104

+        Commenced operations on January 2, 2002.

         As of October 31, 2003, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business:

     FUNDS                           BROKER-DEALER (TYPE OF SECURITY)                                     MARKET VALUE
     -----                           --------------------------------                                     ------------
Blue Chip Growth Fund            Goldman Sachs Group, Inc. (The) (common stock)                              2,704,320
                                 Mellon Financial Corp.                                                      2,356,743
                                 Merrill Lynch & Co., Inc. (common stock)                                    6,908,640
                                 Schwab (Charles) Corp. (The) (common stock)                                 2,838,108
Capital Appreciation Fund        American Express Co. (common stock)                                        32,865,079
                                 Bank of America Securities LLC(master note)                                70,502,000
                                 Countrywide Securities Corp.(repurchase agreement)                         49,650,000
                                 CS First Boston LLC(repurchase agreement)                                   3,206,000
                                 Lehman Brothers, Inc.(repurchase agreement)                                 5,357,000
                                 Merrill Lynch & Co., Inc. (repurchase agreement)                           25,778,000
                                 Morgan Stanley (common stock)                                              27,566,688
Convertible Fund                 Legg Mason, Inc. (zero coupon bond due 6/6/31)                              4,427,125
                                 Merrill Lynch & Co., Inc. (zero coupon bonds due                           15,179,889
                                 3/13/32, 0.25% due 5/17/10 and 1.125% due 4/4/10)

                                 UBS AG Stamford Connecticut Branch Bonds (0.25% due                        10,456,250
                                 4/14/08 and 1.00% due 4/12/06)

                                 Citigroup Global Markets 0.50% bond due 10/6/10                             8,914,225
                                 Goldman Sachs Group, Inc. zero coupon bond due 8/27/09                      5,198,425
                                 UBS Finance Delaware LLC (commercial paper)                                 2,144,877
                                 Bank of America Securities LLC(master note)                                10,027,000
                                 Countrywide Securities Corp.(repurchase agreement)                         13,330,000
                                 CS First Boston LLC(repurchase agreement)                                   9,611,000
                                 Lehman Brothers, Inc.(repurchase agreement)                                12,050,000
                                 Merrill Lynch & Co., Inc. (repurchase agreement)                           18,363,000
                                 Lehman Brothers Holdings, Inc. (0.25% bonds due                            42,279,750
                                 10/2/07-9/30/10
                                  and 0.625% bond due 12/11/07)
                                 Prudential Financial, Inc. (6.75% preferred stock)                          7,099,450
                                 Citigroup, Inc. (common stock)                                              5,302,638
                                 Merrill Lynch & Co., Inc. (common stock)                                    8,767,520
                                 Merrill Lynch Premier Institutional Fund (investment                          851,060
                                 company)
Diversified Income Fund          Bear Stearns Cos., Inc. (The) (4.00% bond due 1/31/08)                         60,960
                                 American Express Credit Corp. (commercial paper)                            1,334,887
                                 Merrill Lynch Premier Institutional Fund (investment                        3,168,702
                                 company)
                                 Goldman Sachs Group, Inc. (bonds 4.75%-5.25%                                  809,905
                                 due 7/15/13-10/15/13)

                                 Morgan Stanley & Co.  (bonds 3.625%-5.375% due                                378,856
                                 4/1/08-11/14/13)

Equity Index Fund                American Express Co. (common stock)                                         4,015,579
                                 Bear Stearns Cos., Inc. (The) (common stock)                                  502,030
                                 Citigroup, Inc. (common stock)                                             16,253,081
                                 Goldman Sachs Group, Inc. (The) (common stock)                              2,970,808
                                 JP Morgan Chase & Co. (common stock)                                        4,869,225
                                 Lehman Brothers Holdings, Inc. (common stock)                               1,156,032
                                 Merrill Lynch & Co., Inc. (common stock)                                    3,677,445
                                 Morgan Stanley (common stock)                                               3,966,278
                                 Schwab (Charles) Corp. (The) (common stock)                                 1,226,366
                                 Mellon Financial Corp. (common stock)                                         854,611
                                 PNC Financial Services Group, Inc. (common stock)                             998,652
                                 T. Rowe Price Group, Inc. (common stock)                                      337,553
Global High Income Fund          Bank of America Securities LLC(master note)                                 3,000,000
                                 Countrywide Securities Corp.(repurchase agreement)                          2,000,000
                                 Merrill Lynch & Co., Inc. (repurchase agreement)                            2,146,000
                                 Morgan Stanley & Co. (repurchase agreement)                                 2,523,000
Government Fund                  Countrywide Securities Corp.(repurchase agreement)                         10,725,000
                                 Credit Suisse First Boston Corp. (repurchase agreement)                    21,479,000
                                 Lehman Brothers, Inc.(repurchase agreement)                                21,718,000
                                 Merrill Lynch Government Securities,  Inc. (repurchase
                                 agreement)                                                                  3,485,000
                                 Morgan Stanley & Co. (repurchase agreement)                                18,417,000
                                 Wachivia Capital Markets LLC (repurchase agreement)                        20,000,000
High Yield Corporate Bond Fund   American Express Credit Corp. (commercial paper)                           29,998,283
                                 Merrill Lynch Premier Institutional Fund (investment                      212,691,893
                                 company)
                                 General  Electric Capital Corp. (commercial paper)                        176,180,672
                                 Morgan Stanley & Co. (commercial paper)                                    33,789,198
                                 UBS Finance Delaware LLC (commercial paper)                                62,459,506
                                 Bank of America Securities LLC(master note)                                50,904,000
                                 Countrywide Securities Corp.(repurchase agreement)                        158,137,000
                                 Credit Suisse First Boston Corp. (repurchase agreement)                       491,000
                                 Lehman Brothers, Inc.(repurchase agreement)                                 7,282,000
                                 Merrill Lynch Government Securities,  Inc. (repurchase
                                 agreement)                                                                 54,000,000
                                 Morgan Stanley & Co. (repurchase agreement)                                 6,583,000
International Equity Fund        UBS Finance Delaware LLC (commercial paper)                                 3,864,779
                                 Countrywide Securities Corp.(repurchase agreement)                            890,000
MAP Fund                         A.G. Edwards, Inc. (common stock)                                           4,344,557
                                 Mellon Financial Corp. (common stock)                                       3,106,480
                                 Neuberger Berman, Inc. (common stock)                                         648,082
                                 Waddell & Reed Financial, Inc. (common stock)                               2,002,854
                                 American Express Credit Corp. (commercial paper)                           14,352,000
                                 General Electric Capital Corp. (commercial paper)                          14,000,000
                                 Merrill Lynch & Co., Inc. (common stock)                                    5,379,504
Mid Cap Value Fund               PNC Financial Services Group, Inc. (common stock)                           1,320,876
                                 Pitney Bowes, Inc. (common stock)                                           5,894,192
                                 Morgan Stanley Dean Witter & Co. (commercial paper)                         3,999,313
                                 UBS Finance Delaware LLC (commercial paper)                                 5,169,704
                                 Merrill Lynch Premier Institutional Fund (investment                       12,330,492
                                 company)
Money Market Fund                American Express Credit Corp. (commercial paper)                            4,796,872
                                 Goldman Sachs Group, Inc. (commercial paper)                               11,973,888
                                 UBS Finance Delaware LLC (commercial paper)                                 7,723,030
                                 Morgan Stanley Dean Witter & Co. (bond 5.625% due
                                 1/20/04)                                                                    7,099,916
                                 Wachovia Corp. (bond  6.625% due 6/15/04)                                   6,206,851
                                 Prudential Funding LLC (commercial paper)                                  10,378,479
                                 American Express Credit Corp. Series B (medium term                         6,000,000
                                 note)
                                 Merrill Lynch Premier Institutional Fund (investment                       21,866,993
                                 company)


             FUNDS                           BROKER-DEALER (TYPE OF SECURITY)                     MARKET VALUE
             -----                           --------------------------------                     ------------
Research Value Fund              Wachovia Corp. (common stock)                                               1,730,079
Small Cap Growth Fund            Jefferies Group, Inc. (common stock)                                        3,000,800
                                 UBS Finance Delaware LLC (commercial paper)                                 6,444,631
                                 Countrywide Securities Corp.(repurchase agreement)                          4,037,000
                                 Merrill Lynch Premier Institutional Fund (investment                        1,528,994
                                 company)
Small Cap Value Fund             Waddell & Reed Financial, Inc. (common stock)                               1,561,472
Strategic Value Fund             Citigroup, Inc. (common stock)                                                776,886
                                 Goldman Sach's Group, Inc. (The) (common stock)                               420,578
                                 Merrill Lynch & Co., Inc, (common stock)                                      395,160
                                 Prudential Financial, Inc. (convertible preferred stock)                      209,678
                                 Merrill Lynch Premier Institutional Fund (investment                        1,780,374
                                 company)
                                 PNC Financial Services Group, Inc. (common stock)                             423,631
                                 American Express Credit Corp. (commercial paper)                              104,991
                                 General Electric Capital Corp. (commercial paper)                             369,843
                                 UBS Finance Delaware LLC (commercial paper)                                 1,594,909
Total Return Fund                Bear Stearn Cos, Inc. (The) (4.00% bond due 1/31/08))                       1,097,282
                                 Goldman Sachs Group, Inc. bonds 4.75%-5.25% due
                                 7/15/13-10/15/13                                                            5,714,132
                                 Morgan Stanley bond 3.625% due 4/1/08                                       3,996,795
                                 Citigroup, Inc. bond 4.875% due 5/7/15                                        566,869
                                 General Electric Co. (common stock)                                        10,301,451
                                 American Express Credit Corp. (commercial paper)                            1,574,866
                                 UBS Finance Delaware LLC (commercial paper)                                11,954,309
                                 Countrywide Securities Corp.(repurchase agreement)                          1,072,000
                                 Lehman Brothers, Inc.(repurchase agreement)                                 6,893,000
                                 Merrill Lynch & Co., Inc. (repurchase agreement)                           38,541,000
                                 American Express Co. (common stock)                                        11,859,211
                                 Citigroup, Inc. (common stock)                                             10,882,708
                                 Morgan Stanley (common stock)                                              11,133,123
                                 Merrill Lynch Premier Institutional Fund (investment                       20,190,317
                                 company)
                                 Credit Suisse First Boston Corp. (repurchase agreement)                    14,910,000
U.S. Large Cap Equity Fund       Merrill Lynch & Co., Inc. (common stock)                                      396,640
                                 Wachovia Corp. (common stock)                                                 357,786
                                 Citigroup, Inc. (common stock)                                              1,033,320
Value Fund                       Citigroup, Inc. (common stock)                                             25,049,288
                                 Goldman Sachs Group, Inc. (The) (common stock)                             20,939,700
                                 Merrill Lynch & Co., Inc. (common stock)                                   11,638,720
                                 Prudential Financial, Inc. (common stock)                                  14,238,840
                                 Goldman Sachs Group, Inc. (convertible preferred stock)                     5,788,099
                                 PNC Financial Services Group, Inc. (common stock)                          14,265,691
                                 Wachovia Corp. (common stock)                                              14,233,461
                                 UBS Finance Delaware LLC (commercial paper)                                21,528,768
                                 Countrywide Securities Corp.(repurchase agreement)                         31,086,000
                                 Credit Suisse First Boston Corp. (repurchase agreement)                     2,193,000
                                 Lehman Brothers, Inc.(repurchase agreement)                                 5,000,000
                                 Merrill Lynch & Co., Inc. (repurchase agreement)                           22,833,000


         A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

         The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

         The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, New York time) for each class of shares of each Fund, by dividing the current market value (amortized cost, in the case of the Money Market Fund) of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

         Portfolio securities of the Money Market Fund are valued at their amortized cost (in accordance with the Trust's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities of each of the other Funds are valued:

         (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the closing price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

         (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

         (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

         (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

         (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

         (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

         (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

         A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

         Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability of New York Life Inc. rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's NAV.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

         To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

         A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MSS. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS

         MSS may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

         - dividend and capital gain changes (including moving dividends between account registrations);

         -        address changes;

         - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

         -        exchange requests between identical registrations; and

         -        redemptions less than $100,000 to the record address only.

         In addition, MSS may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

         Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C and Class R2 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. The investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1 and Class R2 shares of the Funds are available only to eligible investors, as set forth in the Prospectus from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements."

BY MAIL

         Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's Registered Representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE

         For all Funds, other than the Money Market Fund, an investor may make an initial investment in the Funds by having his or her Registered Representative telephone MSS between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

         An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS______
SHAREHOLDER NAME _______________________________
SHAREHOLDER ACCOUNT NO. _____________________________
DDA ACCOUNT NUMBER 99029415

AN APPLICATION MUST BE RECEIVED BY MSS WITHIN THREE BUSINESS DAYS.

      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon eastern time, and federal funds must be received by MSS before 4:00 pm eastern time.

      Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

      Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Trust and the

Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

      The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Money Market Fund.

      The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund, U.S. Large Cap Equity Fund and Value Fund will be determined according to the following table:

                                 SALES CHARGE AS A PERCENTAGE OF:                 SALES CHARGE AS A PERCENTAGE OF
                                                                                          OFFERING PRICE:
                                                           NET                                            RETAINED
        AMOUNT OF                OFFERING                AMOUNT                  RETAINED                  BY THE
        PURCHASE                  PRICE                 INVESTED                 BY DEALER              DISTRIBUTOR
        --------                  -----                 --------                 ---------              -----------
Less than $50,000                   5.50%                 5.82%                    4.75%                    0.75%
$50,000 to $99,999                  4.50%                 4.71%                    4.00%                    0.50%
$100,000 to $249,999                3.50%                 3.63%                    3.00%                    0.50%
$250,000 to $499,999                2.50%                 2.56%                    2.00%                    0.50%
$500,000 to $999,999                2.00%                 2.04%                    1.75%                    0.25%
$1,000,000 or more*                 None                  None                     See Below*               None

      The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund and Tax Free Bond Fund will be determined according to the following table:

                                  SALES CHARGE AS A PERCENTAGE OF:                SALES CHARGE AS A PERCENTAGE OF
                                                                                          OFFERING PRICE:
                                                            NET                                           RETAINED
        AMOUNT OF                 OFFERING                 AMOUNT                 RETAINED                 BY THE
         PURCHASE                   PRICE                 INVESTED               BY DEALER              DISTRIBUTOR
         --------                   -----                 --------               ---------              -----------
Less than $100,000                   4.50%                  4.71%                   4.00%                   0.50%
$100,000 to $249,999                 3.50%                  3.63%                   3.00%                   0.50%
$250,000 to $499,999                 2.50%                  2.56%                   2.00%                   0.50%
$500,000 to $999,999                 2.00%                  2.04%                   1.75%                   0.25%
$1,000,000 or more*                  None                   None                    See Below*              None

      The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table:

                                  SALES CHARGE AS A PERCENTAGE OF:                 SALES CHARGE AS A PERCENTAGE OF
                                                                                           OFFERING PRICE:
                                                            NET                                            RETAINED
        AMOUNT OF                 OFFERING                 AMOUNT                 RETAINED                  BY THE
         PURCHASE                   PRICE                 INVESTED                BY DEALER              DISTRIBUTOR
         --------                   -----                 --------                ---------              -----------
Less than $100,000                   3.00%                  3.09%                   2.75%                    0.25%
$100,000 to $249,999                 2.50%                  2.56%                   2.25%                    0.25%
$250,000 to $499,999                 2.00%                  2.04%                   1.75%                    0.25%
$500,000 to $999,999                 1.50%                  1.52%                   1.25%                    0.25%
$1,000,000 or more*                  None                   None                    See Below*               None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

      Set forth below is an example of the method of computing the offering price of Class A shares of the Equity Index Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the Fund on December 31, 2002.

                 NAV per Class A Share
                 at December 31, 2002                        $ 28.87

                 Per Share Sales Charge - 3.00% of
                 offering price (3.09% of NAV
                 per share)                                  $  0.89

                 Class A Per Share Offering Price to the     $ 29.76
                 Public

      The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund and Tax Free Bond Fund will be 4.50% of the offering price per share (4.71% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of Class A shares of the High Yield Corporate Bond Fund on December 31, 2002. The offering price of shares of each of the other listed Funds can be calculated using the same method.

                 NAV per Class A Share at                     $ 4.95
                 December 31, 2002

                 Per Share Sales Charge - 4.50% of
                 offering price (4.71% of NAV
                 per share)                                   $ 0.23

                 Class A Per Share Offering Price to the      $ 5.18
                 Public

      The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Research Value Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund, U.S. Large Cap Equity Fund, and Value Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Blue Chip Growth Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the Blue Chip Growth Fund on December 31, 2002. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

                 NAV per Class A Share at
                 December 31, 2002                             $ 7.27

                 Per Share Sales Charge - 5.50% of
                 offering price (5.82% of NAV
                 per share)                                    $ 0.42

                 Class A Per Share Offering Price to the       $ 7.69
                 Public

PURCHASES AT NET ASSET VALUE

      Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members); employees and clients (and immediate family members) of Dalton, Greiner; employees (and immediate family members) of GAMCO, Markston, Jennison, Mercury and McMorgan; and investors who are recommended by Dalton, Greiner to invest in the MainStay Funds managed by Dalton, Greiner, respectively. Also, any employee or Registered Representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge.

      In addition, the Trust will treat Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc., each an open-end investment company registered with the SEC under the 1940 Act, as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

REDUCED SALES CHARGES ON CLASS A SHARES

      Purchases of a Fund made at one time by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

      The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases;

the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your Registered Representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MSS will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MSS will process an LOI adjustment.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

      Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs; and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a bundled retirement plan sponsored by NYLIM that uses New York Life Benefit Services, LLC, TRAC-2000, CNA Trust, or certain other approved entities, as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; or (7) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the


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Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge:

                                                 CONTINGENT DEFERRED SALES
                  YEAR SINCE PURCHASE        CHARGE AS A PERCENTAGE OF AMOUNT
                     PAYMENT MADE              REDEEMED SUBJECT TO THE CHARGE
                     ------------              ------------------------------
                 First                                  5.0%
                 Second                                 4.0%
                 Third                                  3.0%
                 Fourth                                 2.0%
                 Fifth                                  2.0%
                 Sixth                                  1.0%
                 Thereafter                             None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates;
(ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions

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
made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

      Shareholders should notify MSS, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (a) the current aggregate NAV of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate NAV of Class C shares of that Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the NAV of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTIONS

      Shares may be redeemed directly from a Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

      Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

      In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MSS to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

      The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

REDEMPTION FEE

      The International Equity Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value), on redemptions (including exchanges) of Fund shares made within 60 days of purchase. The redemption fee is received directly by the International Equity Fund and is implemented as a 2% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The fee is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

REDEMPTION BY CHECK

      The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

SYSTEMATIC WITHDRAWAL PLAN

      MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

DISTRIBUTIONS IN KIND

      The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

      The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or
(4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

      Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

      Subject to the conditions and limitations described herein, Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of a Fund may be exchanged for shares of an identical class of a MainStay Fund registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. In addition, each class of shares of a Fund also may be exchanged for shares of an identical class of a series of Eclipse Funds or Eclipse Funds, Inc. that is registered for sale in the state of residence of the investor and that is available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MSS at the following address: The

MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time).

      In addition, an exchange privilege between Class A shares of a MainStay Fund and the MainStay Equity Index Fund is offered. Certain additional conditions may apply to exchanges between a MainStay Fund and the MainStay Equity Index Fund. No exchange privilege between Class B or Class C shares of the Funds and the MainStay Equity Index Fund is offered.

    INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

      Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

      Class B and Class C shares of a Fund may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned Class B or Class C shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges Class B or Class C shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if Class B or Class C shares of a Fund are exchanged into Class B or Class C shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into Class B or Class C shares, as applicable, of another MainStay Fund.

      In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

      It is the policy of the Trust to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

      For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

      The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND

      For the Equity Index Fund, Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Internal Revenue Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

      For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Equity Index Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee. Redemptions will be made of shares held by the shareholder for the longest period of time. For more information regarding the redemption procedures for the Equity Index Fund, see "Additional Information About Certain Funds -- The Equity Index Fund Guarantee."

      Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                          TAX-DEFERRED RETIREMENT PLANS

         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the Roth IRA and the Coverdell Education Savings Account.

      TRADITIONAL IRAs. An individual may contribute as much as $3,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(1) $3,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $6,000. The maximum deduction for an IRA contribution (including catch-up contributions discussed below) by an individual over 50 is $3,500 and by a married couple is $7,000.

      Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2003 through 2005, and $1,000 for 2006 and beyond.

      An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 2003 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($60,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $60,000 and $70,000; $40,000 for a single individual, with a phase-out for adjusted gross income between $40,000 and $50,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

      Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

      ROTH IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $3,000 ($6,000 for a married couple, $3,500 for individuals over age 50, and $7,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

      Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2003 through 2005, and $1,000 for 2006 and beyond.

      COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

      All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

      403(B)(7) TAX SHELTERED ACCOUNT

      Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

      GENERAL INFORMATION

      Shares of a Fund, except the Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

      The custodial agreements and forms provided by the Funds' custodians and transfer agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

      The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

CALCULATION OF PERFORMANCE QUOTATIONS

      From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

      A. Yield -- the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended October 31, 2003 was 0.37%, 0.37% and 0.37%, respectively.

      B. Effective Yield -- the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. The effective yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended October 31, 2003 was 0.37%, 0.37% and 0.37%, respectively.

      The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been - 0.07% and - 0.07%, respectively, for Class A shares, -0.07% and -0.07%, respectively, for Class B shares and - 0.07% and - 0.07%, respectively, for Class C shares for the seven-day period ended October 31, 2003.

      As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

      From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period. The performance information shown below for the period ended October 31, 2003 provides performance figures for both Class A, Class B and Class C shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares. No performance information is provided for Class I Shares (except for the MAP Fund) or for the Class R1 or Class R2 Shares of the Funds as those classes had not yet commenced operations as of October 31, 2003.

      In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

      Quotations of each Fund's average annual total return will be calculated according to the following SEC formulas:

      AVERAGE ANNUAL TOTAL RETURN. The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent 1-, 5- and 10-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

      P(1+T)(n)  = ERV

      Where:

      P = a hypothetical initial payment of $1,000.
      T = average annual total return.
      n = number of years.

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-,5- and 10-year periods (or fractional portion).

      The average annual total returns of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003 and the period from inception to October 31, 2003 were as follows:*

                                                                                    AVERAGE
                                             YEAR       FIVE YEARS    TEN YEARS      ANNUAL
                                             ENDED         ENDED        ENDED         TOTAL      INCEPTION
                     FUND                  10/31/03      10/31/03     10/31/03      RETURN(a)      DATE
                     ----                  --------      --------     --------      ---------      ----
      Blue Chip Growth Fund                 12.95%        -2.27%          -          -2.41%        6/1/98
      Capital Appreciation Fund (b)          9.63%        -4.55%         6.36%        9.54%        5/1/86
      Common Stock Fund                      8.86%        -0.41%          -           0.47%        6/1/98
      Convertible Fund (b)                  11.94%         7.26%         7.93%        8.94%        5/1/86
      Diversified Income Fund               18.00%         5.05%          -           5.17%       2/28/97
      Equity Index Fund                     16.06%        -0.87%         9.17%       10.38%      12/20/90
      Global High Income Fund               26.75%        15.79%          -           9.41%        6/1/98
      Government Fund (b)                   -2.66%         4.15%         5.20%        6.27%        5/1/86
      High Yield Corporate Bond Fund (b)    37.30%         6.90%         8.19%        8.99%        5/1/86
      International Bond Fund (b)           10.60%         1.78%          -           5.60%       9/13/94
      International Equity Fund (b)         13.01%         0.31%          -           2.97%       9/13/94
      MAP Fund                              22.49%          -             -           4.94%        6/9/99
      Mid Cap Growth Fund                   24.24%          -             -          -8.49%        1/2/01
      Mid Cap Value Fund                    15.66%        10.09%          -           9.14%        6/1/98
      Money Market Fund                      0.59%         3.32%         4.05%        4.87%        5/1/86
      Research Value Fund                   12.10%         1.90%          -           0.76%        6/1/98
      Small Cap Growth Fund                 26.06%         7.03%          -           4.87%        6/1/98
      Small Cap Value Fund                  23.22%        13.04%          -           7.97%        6/1/98
      Strategic Value Fund                  20.28%         3.73%           -          3.65%      10/22/97
      Tax Free Bond Fund (b)                -1.99%         2.64%         3.95%        5.41%        5/1/86
      Total Return Fund (b)                  7.73%        -0.21%         6.58%        8.83%      12/29/87
      U.S. Large Cap Equity Fund             8.37%          -             -         -11.48%        1/2/02
      Value Fund (b)                        14.14%         0.51%         6.18%        8.37%        5/1/86

*     Assumes the deduction of the maximum applicable initial sales charge.

(a)   From inception to October 31, 2003.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003 were as follows:*

                                                                                AVERAGE
                                         YEAR     FIVE YEARS     TEN YEARS       ANNUAL
                                         ENDED       ENDED         ENDED          TOTAL      INCEPTION
                   FUND                10/31/03    10/31/03      10/31/03       RETURN(a)      DATE
                   ----                --------    --------      --------       ---------      ----
      Blue Chip Growth Fund             13.52%      -2.30%            -          -2.29%        6/1/98
      Capital Appreciation Fund         10.08%      -4.51%          6.31%         9.51%        5/1/86
      Common Stock Fund                  9.38%      -0.42%            -           0.58%        6/1/98
      Convertible Fund                  12.55%       7.41%          7.88%         8.91%        5/1/86
      Diversified Income Fund           17.73%       4.95%            -           5.12%       2/28/97
      Global High Income Fund           26.68%      15.75%            -           9.35%        6/1/98
      Government Fund                   -3.84%       3.98%          5.03%         6.17%        5/1/86
      High Yield Corporate Bond Fund    37.53%       6.84%          8.03%         8.90%        5/1/86
      International Bond Fund            9.96%       1.62%            -           5.40%       9/13/94
      International Equity Fund         13.71%       0.37%            -           2.88%       9/13/94
      MAP Fund                          23.72%         -              -           5.14%        6/9/99
      Mid Cap Growth Fund               25.47%         -              -          -8.36%        1/2/01
      Mid Cap Value Fund                16.52%      10.23%            -           9.34%        6/1/98
      Money Market Fund                 0.59%        3.32%          4.05%         4.87%        5/1/86
      Research Value Fund               12.92%       1.97%            -           0.91%        6/1/98
      Small Cap Growth Fund             27.31%       7.11%            -           5.00%        6/1/98
      Small Cap Value Fund              24.36%      13.23%            -           8.17%        6/1/98
      Strategic Value Fund              21.38%       3.79%            -           3.85%      10/22/97
      Tax Free Bond Fund                -2.56%       2.97%          4.21%         5.56%        5/1/86

                                                                                AVERAGE
                                         YEAR     FIVE YEARS     TEN YEARS       ANNUAL
                                         ENDED       ENDED         ENDED          TOTAL      INCEPTION
                   FUND                10/31/03    10/31/03      10/31/03       RETURN(a)      DATE
                   ----                --------    --------      --------       ---------      ----
      Total Return Fund                  8.18%      -0.09%          6.57%         8.83%      12/29/87
      U.S. Large Cap Equity Fund         8.79%         -              -         -11.35%        1/2/02
      Value Fund                        14.89%       0.56%          6.13%         8.35%        5/1/86

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

(a)   From inception to October 31, 2003.

      The average annual total returns of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003 were as follows:*

                                                                                AVERAGE
                                         YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                         ENDED        ENDED         ENDED         TOTAL      INCEPTION
                  FUND                 10/31/03     10/31/03      10/31/03      RETURN(a)       DATE
                  ----                 --------     --------      --------      ---------       ----
      Blue Chip Growth Fund             17.52%       -1.91%          -           -2.11%        6/1/98
      Capital Appreciation Fund         14.08%       -4.22%         6.31%         9.51%        5/1/86
      Common Stock Fund                 13.27%       -0.04%          -            0.74%        6/1/98
      Convertible Fund                  16.55%        7.68%         7.88%         8.91%        5/1/86
      Diversified Income Fund           21.73%        5.25%          -            5.12%       2/28/97
      Global High Income Fund           30.68%       15.97%          -            9.47%        6/1/98
      Government Fund                    0.07%        4.32%         5.03%         6.17%        5/1/86
      High Yield Corporate Bond Fund    41.53%        7.09%         8.03%         8.90%        5/1/86
      International Bond Fund           13.96%        1.94%          -            5.40%       9/13/94
      International Equity Fund         17.71%        0.73%          -            2.88%       9/13/94
      MAP Fund                          27.72%         -             -            5.52%        6/9/99
      Mid Cap Growth Fund               29.47%         -             -           -7.37%        1/2/01
      Mid Cap Value Fund                20.52%       10.50%          -            9.46%        6/1/98
      Money Market Fund                  0.59%        3.32%         4.05%         4.87%        5/1/86
      Research Value Fund               16.92%        2.34%          -            1.07%        6/1/98
      Small Cap Growth Fund             31.31%        7.41%          -            5.15%        6/1/98
      Small Cap Value Fund              28.27%       13.46%          -            8.29%        6/1/98
      Strategic Value Fund              25.22%        4.13%          -            3.85%      10/22/97
      Tax Free Bond Fund                 1.39%        3.31%         4.21%         5.56%        5/1/86
      Total Return Fund                 12.18%        0.20%         6.57%         8.83%      12/29/87
      U.S. Large Cap Equity Fund        12.79%         -             -           -9.36%        1/2/02
      Value Fund                        18.89%        0.88%         6.13%         8.35%        5/1/86

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.

(a)   From inception to October 31, 2003.

      The average annual total returns of the Class I Shares of the MAP Fund for the 1-year, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003 were as follows:

                                              FIVE                      AVERAGE
                                YEAR         YEARS       TEN YEARS      ANNUAL
                                ENDED        ENDED         ENDED         TOTAL      INCEPTION
        FUND                  10/31/03     10/31/03      10/31/03       RETURN         DATE
        ----                  --------     --------      --------       ------         ----
      MAP Fund (a)             29.96%        7.92%         13.43%        11.14%       1/21/71

(a) Includes the historical performance of MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from January 1, 1993 through April 30, 1995.

      The average annual total returns of the Class A shares of the Funds for the 1-year and as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, without deducting the applicable initial sales charge, were as follows:

                                                           FIVE                      AVERAGE
                                               YEAR        YEARS      TEN YEARS      ANNUAL
                                               ENDED       ENDED        ENDED         TOTAL       INCEPTION
                     FUND                    10/31/03    10/31/03     10/31/03      RETURN(a)        DATE
                     ----                    --------    --------     --------      ---------        ----
      Blue Chip Growth Fund                   19.52%      -1.16%          -           -1.38%        6/1/98
      Capital Appreciation Fund (b)           16.01%      -3.46%        6.97%          9.89%        5/1/86
      Common Stock Fund                       15.19%       0.72%          -            1.52%        6/1/98
      Convertible Fund (b)                    18.45%       8.48%        8.54%          9.29%        5/1/86
      Diversified Income Fund                 23.56%       6.02%          -            5.90%       2/28/97
      Equity Index Fund                       19.65%      -0.26%        9.50%         10.64%      12/20/90
      Global High Income Fund                 32.72%      16.86%          -           10.34%        6/1/98
      Government Fund (b)                      1.92%       5.12%        5.69%          6.55%        5/1/86
      High Yield Corporate Bond Fund (b)      43.77%       7.89%        8.69%          9.28%        5/1/86
      International Bond Fund (b)             15.82%       2.72%          -            6.13%       9/13/94
      International Equity Fund (b)           19.59%       1.46%          -            3.61%       9/13/94
      MAP Fund                                29.62%         -            -            6.30%        6/9/99
      Mid Cap Growth Fund                     31.47%         -            -           -6.65%        1/2/01
      Mid Cap Value Fund                      22.39%      11.34%          -           10.28%        6/1/98
      Research Value Fund                      0.59%       3.32%        4.05%          4.87%        6/1/98
      Small Cap Growth Fund                   18.62%       3.06%          -            1.81%        6/1/98
      Small Cap Value Fund                    33.40%       8.25%          -            5.97%        6/1/98
      Strategic Value Fund                    30.39%      14.33%          -            9.10%      10/22/97
      Tax Free Bond Fund (b)                  27.29%       4.91%          -            4.62%        5/1/86
      Total Return Fund (b)                    2.63%       3.59%        4.43%          5.69%      12/29/87
      U.S. Large Cap Equity Fund              14.00%       0.93%        7.18%          9.22%        1/2/02
      Value Fund (b)                          14.68%         -            -           -8.70%        5/1/86

(a)   From inception to October 31, 2003.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns of the Class B shares of the Funds for the 1-year and as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, without deducting the applicable contingent deferred sales charge, were as follows:

                                                                                        AVERAGE
                                             YEAR        FIVE YEARS      TEN YEARS       ANNUAL
                                             ENDED          ENDED          ENDED          TOTAL       INCEPTION
                   FUND                    10/31/03       10/31/03       10/31/03       RETURN(a)        DATE
                   ----                    --------       --------       --------       ---------        ----
      Blue Chip Growth Fund                  18.52%         -1.91%           -           -2.11%         6/1/98
      Capital Appreciation Fund              15.08%         -4.22%         6.31%          9.51%         5/1/86
      Common Stock Fund                      14.38%         -0.02%           -            0.76%         6/1/98
      Convertible Fund                       17.55%          7.68%         7.88%          8.91%         5/1/86
      Diversified Income Fund                22.73%          5.25%           -            5.12%        2/28/97
      Global High Income Fund                31.68%         15.97%           -            9.47%         6/1/98
      Government Fund                         1.05%          4.32%         5.03%          6.17%         5/1/86
      High Yield Corporate Bond Fund         42.53%          7.09%         8.03%          8.90%         5/1/86
      International Bond Fund                14.96%          1.94%           -            5.40%        9/13/94
      International Equity Fund              18.71%          0.73%           -            2.88%        9/13/94
      MAP Fund                               28.72%            -             -            5.52%         6/9/99
      Mid Cap Growth Fund                    30.47%            -             -           -7.37%         1/2/01
      Mid Cap Value Fund                     21.52%         10.50%           -            9.46%         6/1/98
      Research Value Fund                     0.59%          3.32%         4.05%          4.87%         6/1/98
      Small Cap Growth Fund                  17.92%          2.34%           -            1.07%         6/1/98
      Small Cap Value Fund                   32.31%          7.41%           -            5.15%         6/1/98
      Strategic Value Fund                   29.36%         13.47%           -            8.30%       10/22/97
      Tax Free Bond Fund                     26.38%          4.13%           -            3.85%         5/1/86
      Total Return Fund                      13.18%          0.20%         6.57%          8.83%       12/29/87
      U.S. Large Cap Equity Fund             13.79%            -             -           -9.36%         1/2/02
      Value Fund                             19.89%          0.88%         6.13%          8.35%         5/1/86

(a)   From inception to October 31, 2003.

      The average annual total returns of the Class C shares of the Funds for the 1-year and as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, without deducting the applicable contingent deferred sales charge, were as follows*:

                                                                                    AVERAGE
                                            YEAR       FIVE YEARS     TEN YEARS      ANNUAL
                                            ENDED         ENDED         ENDED         TOTAL      INCEPTION
                   FUND                   10/31/03      10/31/03      10/31/03      RETURN(a)       DATE
                   ----                   --------      --------      --------      ---------       ----
      Blue Chip Growth Fund                18.52%        -1.91%           -          -2.11%        6/1/98
      Capital Appreciation Fund            15.08%        -4.22%         6.31%         9.51%        5/1/86
      Common Stock Fund                    14.27%        -0.04%           -           0.74%        6/1/98
      Convertible Fund                     17.55%         7.68%         7.88%         8.91%        5/1/86
      Diversified Income Fund              22.73%         5.25%           -           5.12%       2/28/97
      Global High Income Fund              31.68%        15.97%           -           9.47%        6/1/98
      Government Fund                       1.05%         4.32%         5.03%         6.17%        5/1/86
      High Yield Corporate Bond Fund       42.53%         7.09%         8.03%         8.90%        5/1/86
      International Bond Fund              14.96%         1.94%           -           5.40%       9/13/94
      International Equity Fund            18.71%         0.73%           -           2.88%       9/13/94
      MAP Fund                             28.72%           -             -           5.52%        6/9/99
      Mid Cap Growth Fund                  30.47%           -             -          -7.37%        1/2/01
      Mid Cap Value Fund                   21.52%        10.50%           -           9.46%        6/1/98
      Research Value Fund                   0.59%         3.32%         4.05%         4.87%        6/1/98
      Small Cap Growth Fund                17.92%         2.34%           -           1.07%        6/1/98
      Small Cap Value Fund                 32.31%         7.41%           -           5.15%        6/1/98
      Strategic Value Fund                 29.27%        13.46%           -           8.29%      10/22/97
      Tax Free Bond Fund                   26.22%         4.13%           -           3.85%        5/1/86
      Total Return Fund                     2.38%         3.31%         4.21%         5.56%      12/29/87
      U.S. Large Cap Equity Fund           13.18%         0.20%         6.57%         8.83%        1/2/02
      Value Fund                           13.79%           -             -          -9.36%        5/1/86

* Performance figures for the Funds' Class C shares (for all Funds except MAP Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.

(a)   From inception to October 31, 2003.


      AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the 1-year, and, as applicable, 5-year and 10-year periods ended December 31, 2002, and the period from inception to December 31, 2002, that would equate the initial $1,000 investment according to the following formula:

      P(1+T)(n) = ATV[D]

      Where:

      P = a hypothetical initial payment of $1,000.
      T = average annual total return (after taxes on distributions).
      n = number of years.
      ATV[D] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

      The average annual total returns (after taxes on distributions) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, were as follows:*

                                                                                     AVERAGE
                                             YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                     FUND                  10/31/03     10/31/03      10/31/03      RETURN(a)      DATE
                     ----                  --------     --------      --------      ---------      ----
      Blue Chip Growth Fund                 12.95%       -2.39%          -           -2.51%        6/1/98
      Capital Appreciation Fund (b)          9.63%       -5.53%         5.60%         8.56%        5/1/86
      Common Stock Fund                      8.86%       -0.48%          -            0.40%        6/1/98
      Convertible Fund (b)                  11.16%        3.51%         3.90%         5.90%        5/1/86
      Diversified Income Fund               15.36%        2.37%           -           2.35%       2/28/97
      Equity Index Fund                     14.68%       -1.64%         8.17%         9.49%      12/20/90
      Global High Income Fund               23.53%       11.75%          -            5.71%        6/1/98
      Government Fund (b)                   -4.08%        2.20%         2.90%         3.56%        5/1/86
      High Yield Corporate Bond Fund (b)    32.99%        2.47%         3.68%         4.54%        5/1/86
      International Bond Fund (b)            9.43%        1.36%          -            3.79%       9/13/94

                                                                                     AVERAGE
                                             YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                     FUND                  10/31/03     10/31/03      10/31/03      RETURN(a)      DATE
                     ----                  --------     --------      --------      ---------      ----
      International Equity Fund (b)         13.01%       -0.36%          -            2.04%       9/13/94
      MAP Fund                              22.22%         -             -            3.92%        6/9/99
      Mid Cap Growth Fund                   24.24%         -             -           -8.49%        1/2/01
      Mid Cap Value Fund                    15.35%        8.35%          -            7.53%        6/1/98
      Research Value Fund                   12.06%        1.20%          -            0.11%        6/1/98
      Small Cap Growth Fund                 26.06%        6.89%          -            4.74%        6/1/98
      Small Cap Value Fund                  22.63%       12.18%          -            7.22%        6/1/98
      Strategic Value Fund                  19.00%        1.93%          -            2.02%      10/22/97
      Tax Free Bond Fund (b)                -1.99%        2.64%         3.91%         5.34%        5/1/86
      Total Return Fund (b)                  7.15%       -1.87%         4.96%         7.27%      12/29/87
      U.S. Large Cap Equity Fund             8.11%         -             -          -11.59%        1/2/02
      Value Fund (b)                        13.32%       -0.83%         4.35%         6.71%        5/1/86

*     Assumes the deduction of the maximum applicable initial sales charge.

(a)   From inception to October 31, 2003.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns (after taxes on distributions) of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, were as follows:*

                                                                                     AVERAGE
                                             YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                   FUND                    10/31/03     10/31/03      10/31/03      RETURN(a)        DATE
                   ----                    --------     --------      --------      ---------        ----
      Blue Chip Growth Fund                 13.52%       -2.41%           -          -2.40%        6/1/98
      Capital Appreciation Fund             10.08%       -5.54%         5.53%         8.52%        5/1/86
      Common Stock Fund                      9.38%       -0.49%           -           0.52%        6/1/98
      Convertible Fund                      12.05%        3.91%         4.10%         6.02%        5/1/86
      Diversified Income Fund               15.27%        2.48%           -           2.56%       2/28/97
      Global High Income Fund               23.64%       11.98%           -           5.91%        6/1/98
      Government Fund                       -5.05%        2.29%         2.96%         3.60%        5/1/86
      High Yield Corporate Bond Fund        33.39%        2.64%         3.76%         4.59%        5/1/86
      International Bond Fund                8.96%        1.24%           -           3.74%       9/13/94
      International Equity Fund             13.71%       -0.20%           -           2.06%       9/13/94
      MAP Fund                              23.61%          -             -           4.14%        6/9/99
      Mid Cap Growth Fund                   25.47%          -             -          -8.36%        1/2/01
      Mid Cap Value Fund                    16.39%        8.69%           -           7.93%        6/1/98
      Research Value Fund                   12.88%        1.24%           -           0.25%        6/1/98
      Small Cap Growth Fund                 27.31%        6.96%           -           4.87%        6/1/98
      Small Cap Value Fund                  23.73%       12.34%           -           7.40%        6/1/98
      Strategic Value Fund                  20.36%        2.27%           -           2.50%      10/22/97
      Tax Free Bond Fund                    -2.56%        2.97%         4.17%         5.49%        5/1/86
      Total Return Fund                      7.88%       -1.48%         5.19%         7.41%      12/29/87
      U.S. Large Cap Equity Fund             8.73%          -             -         -11.38%        1/2/02
      Value Fund                            14.39%       -0.57%         4.51%         6.80%        5/1/86

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

(a)   From inception to October 31, 2003.

      The average annual total returns (after taxes on distribution) of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, were as follows:*

                                                                                     AVERAGE
                                             YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                   FUND                    10/31/03     10/31/03      10/31/03      RETURN(a)       DATE
                   ----                    --------     --------      --------      ---------       ----
      Blue Chip Growth Fund                 17.52%       -2.03%           -          -2.22%        6/1/98
      Capital Appreciation Fund             14.08%       -5.24%         5.53%         8.52%        5/1/86
      Common Stock Fund                     13.27%       -0.11%           -           0.68%        6/1/98
      Convertible Fund                      16.05%        4.22%         4.10%         6.02%        5/1/86

                                                                                     AVERAGE
                                             YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                   FUND                    10/31/03     10/31/03      10/31/03      RETURN(a)       DATE
                   ----                    --------     --------      --------      ---------       ----
      Diversified Income Fund               19.27%        2.81%           -           2.56%       2/28/97
      Global High Income Fund               27.64%       12.23%           -           6.05%        6/1/98
      Government Fund                       -1.14%        2.65%         2.96%         3.60%        5/1/86
      High Yield Corporate Bond Fund        37.39%        2.93%         3.76%         4.59%        5/1/86
      International Bond Fund               12.96%        1.56%           -           3.74%       9/13/94
      International Equity Fund             17.71%        0.16%           -           2.06%       9/13/94
      MAP Fund                              27.61%          -             -           4.46%        6/9/99
      Mid Cap Growth Fund                   29.47%          -             -          -7.37%        1/2/01
      Mid Cap Value Fund                    20.39%        8.98%           -           8.07%        6/1/98
      Research Value Fund                   16.88%        1.62%           -           0.42%        6/1/98
      Small Cap Growth Fund                 31.31%        7.27%           -           5.02%        6/1/98
      Small Cap Value Fund                  27.63%       12.57%           -           7.52%        6/1/98
      Strategic Value Fund                  24.21%        2.63%           -           2.50%      10/22/97
      Tax Free Bond Fund                     1.39%        3.31%         4.17%         5.49%        5/1/86
      Total Return Fund                     11.88%       -1.17%         5.19%         7.41%      12/29/87
      U.S. Large Cap Equity Fund            12.73%          -             -          -9.38%        1/2/02
      Value Fund                            18.39%       -0.24%         4.51%         6.80%        5/1/86

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.

(a)   From inception to October 31, 2003.

      The average annual total returns (after taxes on distribution) of the Class I shares of the MAP Fund for the 1-year, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, were as follows

                                                          FIVE                       AVERAGE
                                             YEAR         YEARS       TEN YEARS      ANNUAL
                                             ENDED        ENDED          ENDED        TOTAL      INCEPTION
                 FUND                      10/31/03     10/31/03       10/31/03      RETURN        DATE
                 ----                      --------     --------       --------      ------        ----
      MAP Fund (a)                          29.58%        6.84%        10.20%         7.81%       1/21/71

(a) Includes the historical performance of MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from January 1, 1993 through April 30, 1995.

      AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2002, and the period from inception to December 31, 2002, that would equate the initial $1,000 investment according to the following formula:

      P(1 + T)(n) = ATV[DR]

      Where:

      P = a hypothetical initial payment of $1,000.
      T = average annual total return (after taxes on distributions and redemption).
      n = number of years.
      ATV[DR] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      The average annual total returns (after taxes on distributions and redemption) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, were as follows:*

                                                                                     AVERAGE
                                             YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                     FUND                  10/31/03     10/31/03      10/31/03      RETURN(a)      DATE
                     ----                  --------     --------      --------      ---------      ----
      Blue Chip Growth Fund                  8.42%       -1.74%          -           -1.85%        6/1/98
      Capital Appreciation Fund (b)          6.26%       -3.16%         5.51%         8.16%        5/1/86
      Common Stock Fund                      5.76%       -0.32%          -            0.38%        6/1/98
      Convertible Fund (b)                   7.69%        4.06%         4.32%         5.88%        5/1/86
      Diversified Income Fund               11.65%        2.81%           -           2.79%       2/28/97
      Equity Index Fund                     10.74%       -0.80%         7.37%         8.61%      12/20/90
      Global High Income Fund               17.13%       10.72%          -            5.51%        6/1/98
      Government Fund (b)                   -1.76%        2.39%         3.00%         3.70%        5/1/86
      High Yield Corporate Bond Fund (b)    23.85%        3.25%         4.23%         4.92%        5/1/86
      International Bond Fund (b)            7.10%        1.97%          -            4.03%       9/13/94
      International Equity Fund (b)          8.46%        0.14%          -            2.06%       9/13/94
      MAP Fund                              14.58%         -             -            3.69%        6/9/99
      Mid Cap Growth Fund                   15.76%         -             -           -6.68%        1/2/01
      Mid Cap Value Fund                    10.22%        7.44%          -            6.72%        6/1/98
      Research Value Fund                    7.89%        1.36%          -            0.45%        6/1/98
      Small Cap Growth Fund                 16.94%        5.71%          -            3.92%        6/1/98
      Small Cap Value Fund                  15.09%       10.46%          -            6.21%        6/1/98
      Strategic Value Fund                  13.05%        2.19%          -            2.20%      10/22/97
      Tax Free Bond Fund (b)                 0.05%        2.96%         4.05%         5.38%        5/1/86
      Total Return Fund (b)                  4.97%       -0.31%         5.07%         7.05%      12/29/87
      U.S. Large Cap Value Fund              5.40%         -             -           -9.14%        1/2/02
      Value Fund (b)                         9.18%        0.10%         4.46%         6.48%        5/1/86

*     Assumes the deduction of the maximum applicable initial sales charge.

(a)   From inception to October 31, 2003.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

      The average annual total returns (after taxes on distributions and redemption) of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, were as follows:*

                                                                                     AVERAGE
                                             YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                   FUND                    10/31/03     10/31/03      10/31/03      RETURN(a)      DATE
                   ----                    --------     --------      --------      ---------      ----
      Blue Chip Growth Fund                  8.79%       -1.76%           -          -1.76%        6/1/98
      Capital Appreciation Fund              6.55%       -3.07%         5.50%         8.16%        5/1/86
      Common Stock Fund                      6.10%       -0.32%           -           0.48%        6/1/98
      Convertible Fund                       8.11%        4.34%         4.45%         5.97%        5/1/86
      Diversified Income Fund               11.49%        2.84%           -           2.89%       2/28/97
      Global High Income Fund               17.11%       10.87%           -           5.63%        6/1/98
      Government Fund                       -2.51%        2.39%         3.00%         3.71%        5/1/86
      High Yield Corporate Bond Fund        24.02%        3.35%         4.26%         4.96%        5/1/86
      International Bond Fund                6.64%        1.81%           -           3.93%       9/13/94
      International Equity Fund              8.91%        0.26%           -           2.07%       9/13/94
      MAP Fund                              15.42%          -             -           3.88%        6/9/99
      Mid Cap Growth Fund                   16.56%          -             -          -6.58%        1/2/01
      Mid Cap Value Fund                    10.82%        7.69%           -           7.02%        6/1/98
      Research Value Fund                    8.42%        1.42%           -           0.58%        6/1/98
      Small Cap Growth Fund                 17.75%        5.77%           -           4.03%        6/1/98
      Small Cap Value Fund                  15.83%       10.62%           -           6.38%        6/1/98
      Strategic Value Fund                  13.79%        2.40%           -           2.52%      10/22/97
      Tax Free Bond Fund                    -0.35%        3.21%         4.26%         5.51%        5/1/86
      Total Return Fund                      5.28%       -0.06%         5.21%         7.15%      12/29/87
      U.S. Large Cap Equity Fund             5.70%          -             -          -9.00%        1/2/02
      Value Fund                             9.71%        0.23%         4.54%         6.54%        5/1/86

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.

(a)   From inception to October 31, 2003.

      The average annual total returns (after taxes on distributions and redemption) of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, were as follows:*

                                                                                    AVERAGE
                                             YEAR      FIVE YEARS     TEN YEARS      ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                   FUND                    10/31/03     10/31/03      10/31/03      RETURN(a)      DATE
                   ----                    --------     --------      --------      ---------      ----
      Blue Chip Growth Fund                 11.39%       -1.46%           -          -1.62%        6/1/98
      Capital Appreciation Fund              9.15%       -2.85%         5.50%         8.16%        5/1/86
      Common Stock Fund                      8.63%       -0.02%           -           0.61%        6/1/98
      Convertible Fund                      10.71%        4.59%         4.45%         5.97%        5/1/86
      Diversified Income Fund               14.09%        3.10%           -           2.89%       2/28/97
      Global High Income Fund               19.71%       11.08%           -           5.75%        6/1/98
      Government Fund                        0.03%        2.67%         3.00%         3.71%        5/1/86
      High Yield Corporate Bond Fund        26.62%        3.58%         4.26%         4.96%        5/1/86
      International Bond Fund                9.24%        2.06%           -           3.93%       9/13/94
      International Equity Fund             11.51%        0.55%           -           2.07%       9/13/94
      MAP Fund                              18.02%          -             -           4.13%        6/9/99
      Mid Cap Growth Fund                   19.16%          -             -          -5.81%        1/2/01
      Mid Cap Value Fund                    13.42%        7.92%           -           7.13%        6/1/98
      Research Value Fund                   11.02%        1.72%           -           0.71%        6/1/98
      Small Cap Growth Fund                 20.35%        6.03%           -           4.15%        6/1/98
      Small Cap Value Fund                  18.37%       10.82%           -           6.48%        6/1/98
      Strategic Value Fund                  16.29%        2.68%           -           2.52%      10/22/97
      Tax Free Bond Fund                     2.22%        3.47%         4.26%         5.51%        5/1/86
      Total Return Fund                      7.88%        0.17%         5.21%         7.15%      12/29/87
      U.S. Large Cap Equity Fund             8.30%          -             -          -7.44%        1/2/02
      Value Fund                            12.31%        0.49%         4.54%         6.54%        5/1/86

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.

(a)   From inception to October 31, 2003.

      The average annual total returns (after taxes on distributions and redemption) of the Class I shares of the MAP Fund for the 1-year, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, were as follows:

                                                          FIVE                       AVERAGE
                                             YEAR         YEARS       TEN YEARS       ANNUAL
                                             ENDED        ENDED         ENDED         TOTAL      INCEPTION
                    FUND                   10/31/03     10/31/03       10/31/03       RETURN       DATE
                    ----                   --------     --------      ---------      --------    ---------
      MAP Fund (a)                          19.41%        6.13%         9.68%         7.54%       1/21/71


(a) Includes the historical performance of MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from January 1, 1993 through April 30, 1995.

      The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

      Yield = 2[((a-b)/cd + 1)(6) -1]

      Where:
      a  =  interest earned during the period.
      b  =  expenses accrued for the period (net of reimbursements).
      c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d  = the maximum offering price per share on the last day of the period.

      This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

      For the 30-day period ended October 31, 2003, the yield of each of the following Funds was:

                                                             30-DAY PERIOD ENDED
                                                              OCTOBER 31, 2003

                   FUND                      CLASS A               CLASS B             CLASS C
                   ----                      -------               -------             -------
      Diversified Income Fund                 3.33%                 2.75%               2.75%
      Global High Income Fund                 5.65%                 5.20%               5.20%
      Government Fund                         2.18%                 1.55%               1.55%
      High Yield Corporate Bond Fund          4.91%                 4.41%               4.41%
      International Bond Fund                 2.69%                 2.09%               2.10%
      Tax Free Bond Fund                      2.67%                 2.54%               2.54%

      The Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

      The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+

                                           TO EQUAL A 5.50% TAX FREE RETURN,
                 IF YOUR FEDERAL            A TAXABLE INVESTMENT WOULD HAVE
                  MARGINAL TAX             TO EARN WITHOUT FEE REDUCTION OR
                    RATE IS:                         EXPENSE LIMIT
                    --------                         -------------
                     15.00%                              6.47%
                     28.00%                              7.64%
                     31.00%                              7.97%
                     36.00%                              8.59%
                     38.60%                              8.96%

* This table reflects application of the regular Federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

+ This table is for illustrative purposes only; investors should consult their tax advisors with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.

      A Fund may also include its current dividend rate in its Prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

      Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

      In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

      From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Subadvisor, and other pertinent facts relating to the management of the Fund.

      From time to time, any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

      In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (1) unmanaged indices, such as the S&P 500(R)Composite Stock Price Index, the Russell 1000(R)Value Index, the Russell 2000(R)Value Index, the Credit Suisse First Boston(TM)Convertible Securities Index, the Credit Suisse First Boston(TM)Global High Yield Index, the Salomon Brothers(R)Broad Investment Grade Bond Index, the Morgan Stanley Capital International EAFE(R)Index, the J.P. Morgan EMBI Global Diversified Index, the Dow Jones(R)Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers(R)World Government Benchmark Bond Index, the Salomon Brothers(R)Non-U.S. Dollar World Government Bond Index, the Lehman Brothers(R)Municipal Bond Index, the Lehman Brothers(R) Aggregate Bond Index and the Lehman Brothers(R) Government Bond Index; (2) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indices with investment parameters similar to the Fund's. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, Eclipse Funds, Eclipse Funds Inc., New York Life and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                 TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax advisers regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calender year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

             CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

      Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

     If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

     A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Distributions by a Fund (other than the Money Market Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

     CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND
     --------------------------------------------------------------------

     The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Bond Funds will be eligible for the deduction for dividends received by corporations.

     Although a significant portion of the distributions by the Tax Free Bond Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

     In addition, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

     Exempt-interest dividends from the Tax Free Bond Fund, ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

     Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, the Subadvisor and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

     Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section
103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

     If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

DISCOUNT

     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES

     Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund since the acquisition of shares of the Tax Free Bond Fund may result in adverse tax consequences to them.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

     Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     Regarding the Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

     The Diversified Income Fund, International Bond Fund, International Equity Fund and Strategic Value Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as regulated investment company might be affected. The Funds intend to monitor developments in this area.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a mutual fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

     A regulated investment company is required under the Internal Revenue Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

TAX REPORTING REQUIREMENTS

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax advisor to determine the tax status of a Fund distribution and/or gains from redemptions in his or her own state or locality (or foreign country).

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

     Under the backup withholding provisions of Section 3406 of the Internal Revenue Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

     If the withholding provision are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

FOREIGN TAXES

     Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Funds' total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

     The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of either of these Funds may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code. Also, under Section 63 of the Internal Revenue Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

     The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

     Shareholders of the Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

     The Fund believe the following is a reasonable construction of the federal tax rules applicable to treatment of the Guarantee for federal income tax purposes. However, since these rules are subject to differing interpretations, investors should consult their tax advisors regarding their investment in the Equity Index Fund.

     Receipt of amount pursuant to the Guarantee should be treated as a payment by NYLIFE in the nature of insurance rather than a distribution from the Fund. As such, the payments will not be eligible for the dividends received deduction available to corporations. The Fund believes that recipients may treat receipt of the proceeds as reimbursement for the loss of the value of their Fund's shares and reduce the basis of their Fund shares in the amount of the guarantee payment rather than treating the payment as gross income.

     Shareholders may have to allocate the amount paid for their Fund shares between the guarantee and the shares in determining the tax basis of their Fund shares for purposes of determining gain or loss on sale, redemption, or other disposition of those shares.

     It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributing will commence no earlier than the reinvestment date, but could be delayed as described previously in this paragraph as a result of the Guarantee.

                              GENERAL INFORMATION

      The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 28% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income (including distributions of net investment income and net short-term capital gains) to him or her.

ORGANIZATION AND CAPITALIZATION

      The Funds are separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The Strategic Income Fund was renamed the Diversified Income Fund effective January 1, 2004. The Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. Effective January 1, 2004, the Equity Income Fund, Growth Opportunities Fund and Global High Yield Fund were renamed the Mid Cap Value Fund, Common Stock Fund and Global High Income Fund, respectively. The MAP Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting, and the MAP-Equity Fund was reorganized as the MainStay MAP Fund-Class I shares on June 9, 1999. The Fund was renamed the MAP Fund effective June 10, 2002. The Mid Cap Growth Fund was formed pursuant to an Establishment and Designation of Series on December 11, 2000. The U.S. Large Cap Equity Fund was established pursuant to an Establishment and Designation of Series executed by the Trustees of the Trust on December 10, 2001. The organizational expenses of each Fund (except the MAP
Fund) will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

      Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

SHARE OWNERSHIP OF THE FUNDS

      As of December 19, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of December 19, 2003, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any Fund. The table also sets forth information concerning beneficial and record ownership, as of December 19, 2003 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund. As of that date, there were no outstanding shares of Class I (except for the MAP Fund), Class R1 or Class R2.


                                                                               PERCENTAGE OF        OUTSTANDING
                                                                                    CLASS             SHARES
           FUND NAME                   SHAREHOLDER NAME AND ADDRESS            OUTSTANDING (%)         OWNED
           ---------                   ----------------------------            ---------------         -----
Blue Chip Growth Fund             Merrill Lynch Pierce Fenner & Smith -              18.57%          223,727.56
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Blue Chip Growth Fund             CitiGroup Global Markets Inc.                       8.99%          108,296.15
Class C                           House Account
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

Capital Appreciation Fund         New York Life Trust Company                         9.98%        1,141,948.96
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

Capital Appreciation Fund         CitiGroup Global Markets Inc.                      24.22%           99,468.81
Class C                           House Account
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

Capital Appreciation Fund         Merrill Lynch Pierce Fenner & Smith -              12.44%           51,091.78
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Common Stock Fund                 New York Life Insurance Company                    28.58%          913,615.48
Class A                           Attn:  Thomas Mahon Room 201
                                  51 Madison Avenue
                                  New York, NY  10010-1603

Common Stock Fund                 New York Life Trust Company                        19.63%          627,629.31
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

Common Stock Fund                 Merrill Lynch Pierce Fenner & Smith -               5.08%           12,481.51
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Convertible Fund                  Citigroup Global Markets Inc.                      11.88%        4,699,588.69
Class B                           House Account
                                  00109801250
                                  Attn:  Peter Booth, 7th Floor
                                  333 W. 34th Street
                                  New York, NY  10001-2402

Convertible Fund                  Merrill Lynch Pierce Fenner & Smith -              25.04%          589,718.01
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Convertible Fund                  CitiGroup Global Markets Inc.                       6.29%          148,237.63
Class C                           House Account

                                                                               PERCENTAGE OF        OUTSTANDING
                                                                                    CLASS             SHARES
           FUND NAME                   SHAREHOLDER NAME AND ADDRESS            OUTSTANDING (%)         OWNED
           ---------                   ----------------------------            ---------------         -----
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

Diversified Income Fund           NYLIFE Distributors LLC                             9.32%          804,331.85
Class B                           C/O Al Leier
                                  169 Lackawanna Ave.
                                  Parsippany, NJ 07054

Diversified Income Fund           Merrill Lynch Pierce Fenner & Smith -              17.06%          225,900.55
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Equity Index Fund                 Citigroup Global Markets Inc.                       6.26%        1,149.299.22
Class A                           House Account
                                  00109801250
                                  Attn: Peter Booth 7th Floor
                                  333 W. 34th Street
                                  New York, NY  100012402

Global High Yield Fund            New York Life Insurance Company                    25.76%          900,000.00
Class A                           Attn:  Thomas Mahon Room 201
                                  51 Madison Avenue
                                  New York, NY  10010-1603

Global High Yield Fund            Merrill Lynch Pierce Fenner & Smith -              11.98%          136,690.57
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Government Fund                   New York Life Trust Company                         9.67%        1,079,949.23
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

Government Fund                   Merrill Lynch Pierce Fenner & Smith -               5.55%          620,298.47
Class A                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

High Yield Corporate Bond Fund    Charles Schwab & Co. Inc.                           7.19%       16,043,322.34
Class A                           Special Custody Acct for Benefit
                                  Customers
                                  101 Montogomery St.
                                  San Francisco, CA  94104-4122

High Yield Corporate Bond Fund    Merrill Lynch Pierce Fenner & Smith -               6.88%       15,343,228.66
Class A                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

High Yield Corporate Bond Fund    Citigroup Global Markets Inc.                       8.39%       40,083,091.36
Class B                           House Account
                                  00109801250
                                  Attn: Peter Booth 7th Floor
                                  333 W. 34th Street
                                  New York, NY  10001-2402

High Yield Corporate Bond Fund    CitiGroup Global Markets Inc.                      16.65%       12,368,429.85
Class C                           House Account
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

High Yield Corporate Bond Fund    Merrill Lynch Pierce Fenner & Smith -              15.95%       11,847,759.13
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97YK8
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

International Bond Fund           NYLife Distributors                                44.96%          785,338.61
Class A                           Attn:  Al Leier
                                  169 Lackawanna Ave.
                                  Parsippany, NJ  07054-1007

                                                                               PERCENTAGE OF        OUTSTANDING
                                                                                    CLASS             SHARES
           FUND NAME                   SHAREHOLDER NAME AND ADDRESS            OUTSTANDING (%)         OWNED
           ---------                   ----------------------------            ---------------         -----
International Bond Fund           Merrill Lynch Pierce Fenner & Smith -               6.58%          114,906.90
Class A                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

International Bond Fund           Merrill Lynch Pierce Fenner &                      10.14%          179,175.96
Class B                           Smith Inc. - For the Sole Benefit
                                  of its Customers
                                  Attn:  Fund Administration 97T84
                                  4800 Deer Lake Drive East 3rd FL
                                  Jacksonville, FL  32246-6486

International Bond Fund           Merrill Lynch Pierce Fenner & Smith -              50.20%          201,318.83
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

International Bond Fund           Westerly Community Credit Unio                      6.78%           27,206.60
Class C                           NFSC FEBO #OJ8-727083
                                  Attn:  Stephen J. White
                                  122 Granite Street
                                  Westerly RI  02891-2435

International Equity Fund         NYLife Distributors                                15.85%          700,510.83
Class A                           Attn:  Al Leier
                                  169 Lackawanna Ave.
                                  Parsippany, NJ  07054-1007

International Equity Fund         New York Life Trust Company                          6.7%          298,677.56
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

International Equity Fund         CitiGroup Global Markets Inc.                       8.70%           26,912.86
Class C                           House Account
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

International Equity Fund         Merrill Lynch Pierce Fenner & Smith -               8.41%           25,989.54
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

MAP Fund                          New York Life Trust Company                         8.23%          552,902.35
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

MAP Fund                          Merrill Lynch Pierce Fenner & Smith -               5.33%          358,054.02
Class A                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

MAP Fund                          Merrill Lynch Pierce Fenner & Smith -              17.10%          622,797.42
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

MAP Fund                          CitiGroup Global Markets Inc.                      12.94%          471,350.62
Class C                           House Account
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

MAP Fund                          New York Life Trust Company                        56.71%        3,858,323.71
Class I                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

                                                                               PERCENTAGE OF        OUTSTANDING
                                                                                    CLASS             SHARES
           FUND NAME                   SHAREHOLDER NAME AND ADDRESS            OUTSTANDING (%)         OWNED
           ---------                   ----------------------------            ---------------         -----
MAP Fund                          New York Life Progress-Sharing                     12.90%          877,657.51
Class I                           Investment Plan Program
                                  c/o Lynne M. Cohn
                                  51 Madison Ave. Room 513
                                  New York, NY  10010-1603

Mid Cap Growth Fund               New York Life Insurance Company                    52.24%        2,500,000.00
Class A                           c/o Richard Schwartz
                                  51 Madison Avenue Room 201
                                  New York, NY  10010-1603

Mid Cap Growth Fund               Wexford Clearing Services Corp. F                   5.61%           15,794.67
Class C                           NASSAU County PBA
                                  Attn:  Ed Farrell
                                  89 East Jericho TPKE
                                  Mineola, NY  11501-3106

Mid Cap Value Fund                New York Life Trust Company                         6.46%          436,689.08
Class A                           Client Accounts
                                  51 Madison Ave. Room 117A
                                  New York, NY 10010

Mid Cap Value Fund                Merrill Lynch Pierce Fenner &                       5.24%          354,521.67
Class A                           Snith Inc. - For the Sole Benefit
                                  of its Customers
                                  Attn: Fund Administration
                                  4800 Deer Lake Drive East 3rd Fl
                                  Jacksonville, FL  32246-6486

Mid Cap Value Fund                Merrill Lynch Pierce Fenner & Smith -              15.07%          383,729.01
Class C                           for the Sole Benefit of its Customers
                                  Attn: Fund Administration 97T98
                                  4800 Deer Lake Drive East - 3rd Fl.
                                  Jacksonville, FL 32246

Mid Cap Value Fund                CitiGroup Global Markets Inc.                      14.88%          378,714.75
Class C                           House Account
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

Research Value Fund               New York Life Insurance Company                    37.35%        1,015,514.91
Class A                           Attn:  Thomas Mahon Room 201
                                  51 Madison Avenue
                                  New York, NY  10010-1603

Research Value Fund               Merrill Lynch Pierce Fenner & Smith -              20.29%          551,695.69
Class A                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Research Value Fund               New York Life Trust Company                         7.37%          200,410.30
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

Research Value Fund               Merrill Lynch Pierce Fenner & Smith -              21.02%          539,127.85
Class B                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Research Value Fund               Merrill Lynch Pierce Fenner & Smith -              80.40%        1,029,594.91
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Small Cap Growth Fund             CitiGroup Global Markets Inc.                       5.99%           36,911.65
Class C                           House Account
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

Small Cap Value Fund              Merrill Lynch Pierce Fenner & Smith -              18.00%          592,584.04
Class A                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL

                                                                               PERCENTAGE OF        OUTSTANDING
                                                                                    CLASS             SHARES
           FUND NAME                   SHAREHOLDER NAME AND ADDRESS            OUTSTANDING (%)         OWNED
           ---------                   ----------------------------            ---------------         -----
                                  Jacksonville, FL  32246-6486

Small Cap Value Fund              New York Life Trust Company                         6.83%          224,749.42
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

Small Cap Value Fund              Merrill Lynch Pierce Fenner & Smith -               7.96%           56,865.62
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Strategic Value Fund              New York Life Trust Company                        12.28%          137,561.50
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

Strategic Value Fund              Merrill Lynch Pierce Fenner & Smith -              15.00%           12,782.46
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

Strategic Value Fund              Jack Magnuson &                                    10.37%          8,836.8230
Class C                           Janet Magnuson TTEES
                                  Janet Magnuson Family
                                  Trust DTD 4/20/84
                                  P. O. Box 247
                                  Castledale, UT  84513-0247

Strategic Value Fund              NFSC FEBO # STL-048631                              8.03%            6,841.50
Class C                           The Johann & Theresia Kobler TRU
                                  Johann J. Kobler
                                  U/A 05/12/92
                                  Box 139
                                  Philo, CA  95466-0139

Tax Free Bond Fund                NFSC FEBO # N23-526240                              6.29%           38,219.28
Class C                           R. Locke Bell
                                  P. O. Box 481
                                  Gastonia, NC  28053-0481

Total Return Fund                 New York Life Trust Company                        19.58%        1,505,647.32
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

Total Return Fund                 CitiGroup Global Markets Inc.                      38.27%          106,085.47
Class C                           House Account
                                  00109801250
                                  Attn:  Peter Booth 7th Floor
                                  333 W 34th St.
                                  New York, NY  10001-2402

Value Fund                        New York Life Trust Company                        14.35%          987,664.51
Class A                           Client Accounts
                                  51 Madison Avenue Room 117A
                                  New York, NY  10010-1603

Value Fund                        Metlife Retirement Plans Grp                        5.27%          362,763.63
Class A                           Trust Company as TTEE for
                                  2 Montogomery ST FL 3
                                  Jersey City, NJ  07302-3802

Value Fund                        Merrill Lynch Pierce Fenner & Smith -               5.80%           11,525.92
Class C                           for the Sole Benefit of Its Customer
                                  Attn:  Fund Administration 97T98
                                  4800 Deer Lake Drive East 3RD FL
                                  Jacksonville, FL  32246-6486

U.S. Large Cap Equity Fund        New York Life Insurance Company                    87.94%        2,480,000.00
Class A                           c/o Richard Schwartz
                                  51 Madison Avenue Room 201
                                  New York, NY  10010-1603

U.S. Large Cap Equity Fund        New York Life Insurance Company                    33.26%           10,000.00
Class C                           c/o Richard Schwartz
                                  51 Madison Avenue Room 201
                                  New York, NY  10010-1603

U.S. Large Cap Equity Fund        NFSC FEBO # N24-471968                              9.89%            2,972.62

                                                                               PERCENTAGE OF        OUTSTANDING
                                                                                    CLASS             SHARES
           FUND NAME                   SHAREHOLDER NAME AND ADDRESS            OUTSTANDING (%)         OWNED
           ---------                   ----------------------------            ---------------         -----
Class C                           NFS/FMTC Rollover IRA
                                  FBO Walter J. Clarke
                                  3513 Fieldcrest Court
                                  Rocklin, CA  95765-4823

U.S. Large Cap Equity Fund        NFSC FEBO # N23-591360                              8.21%            2,469.14
Class C                           Twin Wire ARC Inc.
                                  Emmett M. Walker CBO
                                  6889 US Hwy 341 South
                                  Roberta, GA  31078-7524


INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFER AGENT

      NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 66 Brooks Drive, Braintree, Massachusetts 02184-3839 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIANS

      The Bank of New York ("BONY") serves as custodian for the Blue Chip Growth Fund, Common Stock Fund, Diversified Income Fund, Equity Index Fund, Global High Income Fund, International Bond Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund and U.S. Large Cap Equity Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 100 Church Street, New York, New York 10286.

      State Street Bank and Trust Company ("State Street") serves as custodian for the other MainStay Funds, including the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. State Street has its principal office at 225 Franklin Street, Boston, Massachusetts.

LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.


      Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

      A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 and 2001

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Member of NYLIFE LLC:

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations and comprehensive income, of changes in member's equity and of cash flows present fairly, in all material respects, the financial position of NYLIFE LLC and its subsidiaries (affiliates of New York Life Insurance Company) at December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used in significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 28, 2003

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                             For the years ended December 31,
                                                                  2002              2001
                                                              -----------       -----------
                                                                      (in thousands)
                                            ASSETS

Investments
  Equity securities (equity method)                                59,060       $   173,974
  Fixed maturities
     Available for sale at fair value (amortized cost of
      $7,487 and $6,615, respectively)                              7,869             6,763
        Held to maturity                                            4,775             4,775
      MainStay funds at fair value                                    411               532
       Other investments                                              173               240
  Cash and cash equivalents                                        25,257            33,862
  Accounts receivable                                               3,203             3,671
   Interest and other receivables                                   4,377             5,926
Fixed assets (net of accumulated depreciation of
   $5,670 and $7,256, respectively)                                 1,063             6,866
Receivable from New York Life Insurance Company                 1,742,123         1,444,712
Receivable from other affiliates                                  205,831             6,710
Net income taxes receivable                                            --             2,881
Net deferred tax asset                                             33,662                --
Goodwill                                                            3,709             4,739
Other assets                                                        4,306            10,233
                                                              -----------       -----------

         Total assets                                         $ 2,095,819       $ 1,705,884
                                                              ===========       ===========

                               LIABILITIES AND MEMBER'S EQUITY

Notes payable                                                 $ 1,894,813       $ 1,390,033
Derivative financial instruments                                   17,078            95,125
Accrued expenses                                                    7,448            13,982
Payable to New York Life Insurance Company                          4,932             4,039
Payable to other affiliates                                         2,837             3,546
Net income taxes payable                                              100                --
Distribution payable to New York Life Insurance Company                --            63,233
Net deferred tax liability                                             --            25,256
Other liabilities                                                   7,979            13,007

             Total liabilities                                  1,935,187         1,608,221
                                                              -----------       -----------

Member's equity                                                    85,157            89,361
Undistributed earnings (losses)                                    61,812            (5,178)

Accumulated other comprehensive income
    Net unrealized losses on investments (net of taxes
     of $14 and ($78), respectively)                                   (7)             (131)
    Cumulative translation adjustment                              13,670            13,611
                                                              -----------       -----------

             Total member's equity                                160,632            97,663
                                                              -----------       -----------

             Total liabilities and member's equity            $ 2,095,819       $ 1,705,884
                                                              ===========       ===========



  The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                    CONSOLIDATED STATEMENT OF OPERATIONS AND
                              COMPREHENSIVE INCOME

                                                                            Years ended December 31,
                                                                              2002            2001
                                                                           ---------       ---------
                                                                                 (in thousands)
Income
  Commission income                                                        $ 132,516       $ 205,007
  Interest and dividend income                                                36,575          39,794
  Net realized and unrealized investment gains                                17,506          65,734
  Fee income                                                                  15,090          16,587
  Equity in earnings of affiliates                                            11,765          25,367
  Other income                                                                   582           3,936
                                                                           ---------       ---------

  Total income                                                               214,034         356,425
                                                                           ---------       ---------

Expenses
  Commission and selling expenses                                            106,971         165,240
  Administrative and other expenses                                           49,757          66,959
  Interest                                                                    37,955          37,996
  Depreciation and amortization                                                2,078           5,243
                                                                           ---------       ---------
  Total expenses                                                             196,761         275,438
                                                                           ---------       ---------

Net income from operations before income taxes                                17,273          80,987

Net income tax (benefit) expense                                             (49,717)         20,282
                                                                           ---------       ---------
Net income before cumulative effect of change in accounting principle         66,990          60,705


Extraordinary item
Cumulative effect of change in accounting principle                               --         (22,472)
         (net of income tax benefit of $12,100)

Net income                                                                 $  66,990       $  38,233

Other comprehensive income
    Net unrealized holding gains (losses) on investments (net of                 124            (778)
    Income tax expense (benefit) of $92 and ($487), respectively)
    Cumulative translation adjustments                                            59           2,723
                                                                                           ---------
Comprehensive income                                                       $  67,173       $  40,178
                                                                           =========       =========

  The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                  AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENT OF CHANGES IN MEMBER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                            Accumulated
                                                                              Other
                                             Member's     Undistributed    Comprehensive
                                              Equity    Earnings (Losses)     Income          Total
                                              ------    -----------------     ------          -----
Balance at December 31, 2000                $  47,824       $  20,550       $  10,807       $  79,181


Net income                                         --          38,233              --          38,233
Capital contributions                          41,537              --              --          41,537
Distribution (see Note 3)                                     (63,961)            728         (63,233)
Other comprehensive income
  Net unrealized losses on investments             --              --            (778)           (778)

  Cumulative translation adjustment                --              --           2,723           2,723
                                            ---------       ---------       ---------       ---------

 Balance at December 31, 2001                  89,361          (5,178)         13,480          97,663


Net income                                         --          66,990              --          66,990
Distribution (see Note 3)                      (4,204)             --              --          (4,204)
Other comprehensive income
  Net unrealized gains on investments              --              --             124             124


  Cumulative translation adjustment                --              --              59              59
                                            ---------       ---------       ---------       ---------

Balance at December 31, 2002                $  85,157       $  61,812       $  13,663       $ 160,632
                                            =========       =========       =========       =========


   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                       For the years ended December 31,
                                                                            2002              2001
                                                                        -----------       -----------
                                                                                (in thousands)
Cash flow used in operating activities:
  Net income                                                            $    66,990       $    38,233
  Adjustments to reconcile net income to net cash
     used in operating activities:
       Depreciation and amortization                                          1,404             5,179
       Net realized and unrealized investment gains                         (17,561)          (65,734)
       Equity in earnings of affiliates                                     (11,765)          (25,367)
       Provision for deferred income tax (benefit) expense                  (48,351)           23,822
       Net amortization of interest expense                                   4,441             3,042
       Change in accounting principle                                            --            22,472
       Other                                                                   (473)           (2,692)

Change in assets and liabilities, net of changes resulting from acquisitions or sales of subsidiaries:
       Accounts receivable                                                    2,159            (2,297)
       Interest and other receivables                                      (701,378)            3,281
       Other assets                                                             692              (357)
       Accrued expenses                                                        (397)            6,882
       Net receivable (payable) to New York Life Insurance Company            1,967        (1,246,084)
       Warranty and indemnity liability                                          --           (50,794)
       Net income taxes payable                                               2,003             5,286
       Notes payable                                                        699,910           999,205
       Other liabilities                                                     (1,618)             (348)
                                                                        -----------

Net cash used in operating activities                                        (1,977)         (286,271)
                                                                        -----------       -----------

Cash flow (used in) provided by investing activities:
  Capital expenditures                                                         (377)           (3,829)
  Proceeds from investments                                                   5,327             8,119
  Purchase of investments                                                    (6,228)           (3,975)
Other                                                                            (1)                8
                                                                        -----------       -----------

Net cash (used in) provided by investing activities                     $    (1,279)      $       323
                                                                        ===========       ===========


   The accompanying notes are an integral part of these consolidated financial statements.

                          'NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                                                                          For the years ended December 31,
                                                                                2002            2001
                                                                             ---------       ---------
                                                                                   (in thousands)
Cash flow (used in) provided by financing activities:
   Capital contributions                                                     $      --       $  32,500
   Return of capital distribution                                               (5,647)             --
   Proceeds from long term debt                                                     --         243,225
   Deferred financing fees                                                          --          (4,351)
                                                                             ---------       ---------

Net cash (used in) provided by financing activities                             (5,647)        271,374
                                                                             ---------       ---------

Effect of exchange rates on cash                                                   298            (287)
                                                                             ---------       ---------

Net decrease in cash and cash equivalents                                       (8,605)        (14,861)

Cash and cash equivalents at beginning of period                                33,862          48,723
                                                                             ---------       ---------

Cash and cash equivalents at end of period                                   $  25,257       $  33,862
                                                                             =========       =========

Supplemental disclosure of cash flow information:

    Cash paid (received) during the year for:

       Income taxes                                                          $  (1,648)      $  (2,553)
                                                                             ---------       ---------

       Interest expense                                                      $   8,030       $  14,868
                                                                             ---------       ---------

Supplemental disclosure of non-cash investing and financing activities:

       Net capital contributions                                             $   1,443       $   9,037
                                                                             ---------       ---------

       Dividends declared but not paid                                       $      --       $  63,233
                                                                             =========       =========

  The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

NYLIFE LLC, (the "Company") is a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company was originally incorporated under the laws of New York in 1984 as NYLIFE Inc., and was converted to a Delaware limited liability company on September 30, 1999. The Company is a holding company for certain of New York Life's subsidiaries. The Company through its subsidiaries, offers securities brokerage, financial planning and investment advisory services, trust services and capital financing.

The accompanying financial statements reflect the consolidation of the Company and its subsidiaries, each of which is wholly owned:

ACTIVE SUBSIDIARIES

Avanti Corporate Health Systems Inc. ("Avanti")
Eagle Strategies Corp. ("Eagle")
New York Life Capital Corporation ("Capital Corporation")
New York Life International Investment, Inc. ("NYL International") New York Life International Asia Ltd ("International Asia")
New York Life Irrevocable Trust of 1996 ("Trust")
   New York Life Settlement Corporation ("NYLSET")
New York Life Trust Company ("NYL Trust")
New York Life Trust Company FSB ("Trust FSB")
NYLUK I Company ("NYLUK I")
      New York Life (U.K.) Limited ("NYLUK")
      NYLUK II Company ("NYLUK II")
NYL Executive Benefits LLC ("NYLEX")
NYLIFE Refinery, Inc. ("NYLIFE Refinery")
NYLIFE Securities Inc. ("NYLIFE Securities")
NYLINK Insurance Agency Incorporated ("NYLINK")

INACTIVE/DISSOLVED SUBSIDIARIES
Prime Provider Corp. ("Prime Provider")
NYLIFE Administration Corp. ("NYLACOR") (Dissolved in 2002)
NYLTemps, Inc. ("NYLTemps") (Dissolved in 2002)
WellPath of Arizona Reinsurance Company ("WellPath")

 The Company also owns a 6% interest in Express Scripts Inc. ("ESI"), which is accounted for under the equity method (Note 2). ESI offers pharmacy benefit management services in the United States and Canada, including network claims processing, mail pharmacy services, benefit design consultation, drug utilization review, formulary management, disease management, medical and drug data analysis services and medical information management services.

New York Life's career agency force offers securities products through NYLIFE Securities, a registered broker-dealer, whose primary business is the sale of proprietary and non-proprietary variable insurance products, mutual funds and municipal fund securities. NYLIFE Securities also offers general securities products (e.g., stocks, bonds and options) and proprietary and non-proprietary mutual funds through brokerage accounts maintained on a fully disclosed basis with an unaffiliated clearing broker. Proprietary securities products (The MainStay funds, variable life and annuity products issued by NYLIAC and CollegeSense municipal fund securities) are offered pursuant to various soliciting dealer and sales agreements with NYLIFE Distributors LLC (NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life.

Eagle, an SEC-registered investment advisor, provides financial planning and investment advisory services through associated investment advisor representatives ("IARs"). All Eagle IARs are members of New York Life's career agency force and are registered representatives of NYLIFE Securities.

Trust services are offered through NYL Trust and Trust FSB. NYL Trust is a limited purpose trust company chartered by the New York State Banking Department and acts primarily as a fiduciary for pension, profit sharing and other employee benefit plans. NYL Trust's responsibilities include acting as a directed trustee or custodian for 401(k) plans and Individual Retirement Accounts. Trust FSB, regulated by the Office of Thrift Supervision, obtained its charter from the United States Federal Government and commenced operations on June 16, 2000. Trust FSB entered the personal trust market by offering bundled Irrevocable Life Insurance Trust services ("ILITs"), as well as providing trust services for trusts funded by death benefits of matured ILITs.

Capital financing operations are conducted through Capital Corporation, which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. All significant intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

INVESTMENTS

Equity securities represent the Company's investment in ESI, which is accounted for under the equity method of accounting, whereby net earnings or losses are included in net income and other comprehensive income is reflected as a separate component of member's equity, net of deferred tax. The Company continues to use the equity method to account for its 6% investment in ESI since it has the ability to exercise significant influence through its relationship with New York Life, which owns an additional 15% of ESI's voting stock and is entitled to designate two nominees for election to Board.

Fixed maturities are classified as either held to maturity and reported at amortized cost or available for sale and reported at estimated fair value, with unrealized gains and losses reported as a separate component of member's equity, net of deferred tax. The investments in the Funds are recorded at fair value and are held by NYLIFE Securities.

Other investments include an investment in real estate. Real estate is recorded at cost less accumulated depreciation.

CASH AND CASH EQUIVALENTS

Short-term investments with original maturities of three months or less are considered cash equivalents and include the Company's investment in the New York Life Short Term Fund ("STIF"). The STIF is a co-mingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are New York Life subsidiaries or affiliates. The carrying value of cash and cash equivalents approximates fair value.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying value of accounts receivable and accounts payable approximates fair value due to the short-term maturities of these instruments. The carrying value of notes payable approximates fair value and is discussed in Note 6. Fair values for derivative financial instruments are included in Note 7.

OTHER ASSETS AND OTHER LIABILITIES

Other assets include deferred financing fees from the issuance of notes payable (Note 6). Deferred financing fees are amortized using the straight-line method over the life of the note. Other liabilities include funded benefit payments to plaintiffs of structured settlements and lease obligations on property no longer utilized by the Company or its subsidiaries.

FIXED ASSETS

Furniture, equipment, computer hardware and software are recorded at cost and depreciated beginning in the month placed in service using the straight line method over an estimated useful life of three to seven years. Leasehold improvements are amortized over the shorter of the remaining term of the lease or the life of the asset.

GOODWILL

Goodwill is primarily associated with the Company's 6% equity investment in ESI and is adjusted when ESI issues additional shares or purchases treasury shares at a market price per share that differs from the book value per share of ESI recorded by the Company.

INCOME TAXES

Deferred tax assets and liabilities are recognized based on temporary differences between the financial statement basis and tax basis of assets and liabilities using presently enacted tax rates.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year-end exchange rates. Operating results are translated at the average exchange rates for the year. Foreign currency translation gains and losses are credited or charged directly to the Cumulative Translation Adjustment ("CTA") account in member's equity. The change in the CTA account is due to the current year effect of the translation adjustment. Foreign currency transaction gains and losses are included in net income.

FEE INCOME

Through its subsidiaries, the Company accrues fee income when earned and consulting fees as services are rendered.

EXPENSES

Expenses are recognized when incurred and include allocations of overhead expenses such as salary, legal, accounting and other administrative charges from New York Life and NYLIM. These overhead allocations are reported in their natural expense category.

NET REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Realized gains are recognized when collection is certain. When collection is uncertain, realized gains are deferred and recognized only upon recovery of the carrying value of the asset sold. Costs of investments are adjusted for impairments considered other than temporary. Unrealized gains (losses) of NYLIFE Securities are included in net income in accordance with specialized accounting practices for broker-dealers.

Unrealized gains (losses) on derivative instruments that do not qualify as a hedge are also included in net income in accordance with Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment to FASB Statement No. 133 ("SFAS 138"). As of January 1, 2001, the cumulative impact of SFAS 138 was a decrease in net income of $22,472,000, net of a $12,100,000 income tax benefit.

RECENT ACCOUNTING PRONOUNCEMENTS

In November 2002, the FASB issued FASB Interpretation (FIN) No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN 45 requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligation it assumes under that guarantee. FIN 45 also requires disclosures by a guarantor in its financial statements about the obligations associated with guarantees issued. The disclosure requirements are effective for financial statement periods that end after December 15, 2002, and have been included in
Note 10 - Commitments and Contingencies. The recognition and measurement provisions are effective on a prospective basis to guarantees issued or modified after December 31, 2002.

RECLASSIFICATIONS

Certain 2001 amounts in the financial statements and accompanying notes have been reclassified to conform to the 2002 presentation. These reclassifications had no effect on net earnings or member's equity as previously reported.

NOTE 3 - ACQUISITIONS AND DISPOSITIONS

NYLACOR

On January 1, 2002, in connection with the transfer to New York Life of the long-term care administration functions performed by NYLACOR, the following net assets were distributed to New York Life:

                                                     (in thousands)
                 Assets:
                      Cash and cash equivalents          $5,647
                      Accounts receivable                   739
                      Interest and other receivable          36
                      Fixed assets                        5,216
                      Net income tax receivable           1,007
                      Other assets                           10

                 Liabilities:
                      Accrued expenses                    6,064
                      Payable to NYLIFE LLC                 764
                      Net deferred tax liabilities        1,261
                      Other liabilities                     362
                                                         ------
                   Total net assets                      $4,204
                                                         ======

ESI

On February 11, 2002, the Company distributed the following net assets to New York Life; the distribution was declared on December 21, 2001:

                                                       (in thousands)
                 Assets:
                      11,740,000 shares of ESI           $125,767
                      Receivable from New York Life       203,152
                      Goodwill and other assets             8,049


                 Liabilities:
                      TRACES note payable                 199,960
                      Derivative                           64,371
                      Net deferred tax liabilities          9,404
                                                         --------


                   Total net assets                      $ 63,233
                                                         ========

NOTE 4 - INVESTMENTS

EQUITIES

Affiliated unconsolidated equity investments at December 31, 2002 and 2001 totaled $59,060,000 and $173,974,000, respectively. These represented the Company's investment in ESI at 6% interest (4,500,000 shares) and 21% interest (16,240,000 shares), respectively. The financial position and results of operations of ESI for the years ended December 31, 2002 and 2001, are summarized below:


                                         2002             2001
                                      -----------      ----------
                                            (in thousands)
Assets                                $ 3,206,992      $2,500,245
Liabilities                             2,204,137       1,668,248
                                      -----------      ----------
Stockholder's equity                  $ 1,002,855      $  831,997
                                      ===========      ==========
Income                                $13,187,384      $9,328,782
Expenses                               12,857,726       9,120,538
                                      -----------      ----------
Net income before taxes                   329,658         208,244
Income tax expense                        125,795          83,172
Extraordinary loss, net of taxes            1,027             372
                                      -----------      ----------
Net income                            $   202,836      $  124,700
                                      ===========      ==========

FIXED MATURITIES

At December 31, 2002 and 2001, the maturity distribution of fixed maturities was as follows:

                                                  2002                    2001
                                         ----------------------   ----------------------
                                         Amortized   Estimated    Amortized   Estimated
        Available for sale                  Cost     Fair Value     Cost      Fair Value
                                         ---------   ----------   ---------   ----------
                                                        (in thousands)
Due in one year or less                    $   --      $   --      $   --      $   --
Due after one year through five years         991       1,080         987       1,059
Due after ten years                         6,496       6,789       5,628       5,704
                                           ------      ------      ------      ------
Total available for sale                   $7,487      $7,869      $6,615      $6,763
                                           ======      ======      ======      ======
        Held to maturity
Due after ten years                        $4,775      $5,592      $4,775      $5,377
                                           ======      ======      ======      ======

At December 31, 2002 and 2001, the distribution of unrealized gains and losses on fixed maturities was as follows:


                                                   2002
                                --------------------------------------------
                                Amortized         Unrealized      Estimated
     Available for sale            Cost       Gains      Losses   Fair Value
                                ---------     ------     ------   ----------
                                               (in thousands)
U.S. Treasury                     $  991      $   89      $ --      $1,080
Mortgage-backed securities         6,496         293                 6,789
                                  ------      ------      ----      ------
Total available for sale          $7,487      $  382      $ --      $7,869
                                  ======      ======      ====      ======
      Held to maturity
U.S. Treasury                     $4,775      $  817      $ --      $5,592
                                  ======      ======      ====      ======

                                                   2001
                                --------------------------------------------
                                Amortized         Unrealized      Estimated
     Available for sale            Cost       Gains      Losses   Fair Value
                                ---------     ------     ------   ----------
                                               (in thousands)
U.S. Treasury                     $  987      $   72      $ --      $1,059
Mortgage-backed securities         5,628          94        18       5,704
                                  ------      ------      ----      ------
Total available for sale          $6,615      $  166      $ 18      $6,763
                                  ======      ======      ====      ======
      Held to maturity
U.S. Treasury                     $4,775      $  602      $ --      $5,377
                                  ======      ======      ====      ======

Proceeds from investments in fixed maturities sold were $3,104,000 and $1,543,000 at December 31, 2002 and 2001, respectively. For the year ended December 31, 2002, there were no realized gains or losses on fixed maturities. For the year ended December 31, 2001, there was $3,000 of realized losses.

MAINSTAY FUNDS

At December 31, 2002 and 2001, the fair value of the investments in the MainStay Equity Indexed Fund ("Indexed Fund") totaled $411,000 and $532,000, respectively, with a cost of $406,000 and $386,000, respectively.

OTHER INVESTMENTS

Other investments consist of a certificate of deposit and an investment in real estate. At December 31, 2002 and 2001, the certificate of deposit totaled $173,000 and $172,000, respectively, and matures on April 30, 2003. During 2002, the Company's investment in real estate was written off resulting in a realized loss of $64,000. At December 31, 2001, the Company's investment in real estate was $69,000. Proceeds from investments in real estate sold during 2001 totaled, $344,000, resulting in a realized gain of $17,000.

On September 7, 2000, NYLIFE Refinery sold its investment in Refinery Holding Company, LP. Consideration was in the form of a non-interest bearing quarterly note and an interest-bearing monthly note, maturing on January 1, 2004 and February 1, 2004, respectively. Included in other liabilities is a deferred gain of $5,168,000. On December 7, 2002, the interest-bearing monthly note was repaid in full. For the years ended December 31, 2002 and 2001, NYLIFE Refinery recognized realized gains of $2,629,000 and $1,512,000, respectively.

NOTE 5 - FIXED ASSETS

The costs of fixed assets at December 31, 2002 and 2001 were:


                                                      2002         2001
                                                     -------      -------
                                                       (in thousands)
Furniture                                            $ 1,305      $ 1,454
Equipment                                                720          852
Computer hardware                                        578        1,665
Computer software                                      1,411        7,216
Leasehold improvements                                 2,719        2,935
                                                     -------      -------
                                                       6,733       14,122
Less: Accumulated depreciation and amortization        5,670        7,256
                                                     -------      -------
Total                                                $ 1,063      $ 6,866
                                                     =======      =======

NOTE 6 - NOTES PAYABLE AND LINES OF CREDIT

NOTES PAYABLE:


                                                                             2002            2001
                                                                          ----------      ----------
                                                                                (in thousands)
Capital Corporation's Debt Issuance (for 2002 and 2001, the weighted
  average cost is approximately 1.47% and 2.03%, respectively)            $1,699,081      $  999,204
Shared Appreciation Income Linked Securities                                 195,732         190,869
Express Scripts Automatic Exchange Security Trust                                 --         199,960
                                                                          ----------      ----------
     Total                                                                $1,894,813      $1,390,033
                                                                          ==========      ==========

At December 31, 2002 and 2001, the face value of commercial paper issued by Capital Corporation was approximately $1,703,821,000 and $1,003,774,000, respectively, with an unamortized discount of $4,740,000 and $4,569,000, respectively. For the years ended December 31, 2002 and 2001, interest expense totaled $24,737,000 and $15,214,000, respectively.

On August 22, 2001, the Company entered into an agreement with Credit Suisse First Boston International and Credit Suisse First Boston ("CSFB"). The Company may deliver up to 4,500,000 shares of ESI Class A common stock on August 22, 2011 or settle the transaction in cash instead of delivering shares. The Company received $54.05 per share or $243,225,000, less offering costs of $4,351,000 (included in other assets), bringing net proceeds to $238,874,000 and is entitled to 100% of the appreciation up to $70.27 and 23% of the appreciation in excess of $70.27. In accordance with Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), a fair value of $54,110,000 was ascribed to the embedded derivative at the contract date (Note 7). The Company recorded a discounted debt obligation of $189,115,000 with a par value of $243,225,000 due on August 22, 2011. For the years ended December 31, 2002 and 2001, the accretion of interest expense totaled $4,864,000 and $1,754,000, respectively, and the amortization of deferred offering costs totaled $436,000 and $158,000, respectively. The Company pays CSFB a 3.3% annual coupon payment quarterly on each November 22, February 22, May 22, and August 22. For the years ended December 31, 2002 and 2001, the Company made coupon payments of $8,026,000 and $2,007,000, respectively. At December 31, 2002 and 2001, interest payable was $914,000.

On November 7, 2000, the Company entered into agreements with Express Scripts Automatic Exchange Security Trust (the "Trust"), a non-affiliated, registered, closed-end management investment company. The Company may deliver up to 6,900,000 shares, adjusted to reflect a two-for-one stock split effected on June 22, 2001, of ESI common stock (the "ESI Pledged Shares") on November 15, 2003 or settle the transaction in cash instead of delivering shares. The Company received $34.50 per share or $238,050,000, less offering costs of $7,826,000 and less prepaid coupon interest expense of $45,865,000, bringing net proceeds to $184,359,000 and is entitled to 100% of the appreciation up to $41.40 and 17% of the appreciation in excess of $41.40. The carrying amount of the debt obligation will be accreted up to its par value of $238,050,000 at maturity on November 15, 2003. On February 11, 2002 (Note 3), the Company distributed certain net assets to New York Life, which included this obligation. For the year ended December 31, 2001, amortization of deferred offering costs was $2,609,000 and interest expense totaled $17,763,000.

LINES OF CREDIT:

Along with New York Life, Capital Corporation is party to a credit agreement with a consortium of banks. This agreement totals $1,000,000,000 and consists of a $300,000,000, 364-day revolving credit facility ("Facility A") expiring on July 30, 2003 and a $700,000,000, 5-year revolving credit facility ("Facility B") expiring August 5, 2003. Annual facility fees for Facility A and B are currently 5 basis points ("bps") and 6 bps, respectively, which are allocated to Capital Corporation based on the volume of short-term notes issued during the year. For Facility A and B, borrowing rates are currently at spreads of 16 bps and 14 bps over LIBOR, respectively. Annual facility fees and borrowing rates could increase if New York Life's Standard & Poor's Claims Paying Ability rating and Moody's Financial Strength rating are downgraded. New York Life has agreed to maintain statutory surplus plus an Asset Valuation Reserve of at least $4,500,000,000. In addition, the credit agreement contains various covenants pertaining to allowable activities of Capital Corporation. Neither Capital Corporation nor New York Life has utilized the credit facility to date. For the years ended December 31, 2002 and 2001, the credit facility fees allocated to Capital Corporation were $398,000 and $141,000, respectively.

In January 1995, the Company entered into a credit agreement with New York Life whereby the Company can borrow up to an aggregate principal amount of $200,000,000 at any one time. This agreement and any loans made are automatically extended and renewed for additional one-year periods, unless either the Company or New York Life notifies the other to terminate the agreement. There have been no borrowings made since inception of the agreement.

NOTE 7 - DERIVATIVE FINANCIAL INSTRUMENTS

The Company has an agreement with the Indexed Fund, whereby, the Company guarantees that if, after ten years from the date of purchase ("guaranteed date"), the net asset value of an Indexed Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten year period, is less than the public offering price initially paid for the share ("guaranteed amount"), the Company will pay the shareholders an amount equal to the difference between the guaranteed amount for each share and the net asset value of each share outstanding and held by the shareholders as of the close of business on the guarantee date. This guarantee is in effect a European style put option and its fair value represents the estimated value of future claims which was calculated using a Monte-Carlo simulation of the future equity market changes based on random scenarios drawn from a distribution of annual returns and volatility. For the years ended 2002 and 2001, the change in fair value resulted in the Company recording a loss of $9,910,000 and $800,000, respectively. At December 31, 2002 and 2001, the Company recognized a liability totaling $11,910,000 and $2,000,000, respectively.

The Company has entered into two agreements to minimize its downside risk on the Company's investment in ESI while still maintaining rights to share in future appreciation (Note 6). The counter-parties to the agreements are CSFB and the Trust. Each of the agreements contain embedded derivatives and the Company has assessed that the economic characteristics of the derivatives (a series of European style put and call options) were not clearly and closely related to those of the host contract and determined that a separate instrument with the same terms would qualify as a derivative instrument. In accordance with SFAS 133, the embedded derivatives were separated from the host contract and accounted for as stand-alone derivatives. Since the Company's investment in ESI is valued using the equity method of accounting, these embedded derivatives are precluded from being designated a hedge.

The fair value of these derivatives represent the estimated amount the Company would receive or pay to purchase similar stand-alone European put and call option contracts and was determined utilizing a Black-Scholes valuation model which takes into account current market conditions, term to maturity and implied volatility of the ESI stock. The Black-Scholes valuation model for the embedded derivatives requires management to make estimates and assumptions regarding interest rates and volatility. Such estimates are primarily based on current market data and future expectations. Actual results could differ from those estimates. Based on the share price of ESI stock at December 31, 2002 and 2001, a 10% increase in: (A) the share price, would result in a $16,651,000 and $42,648,000 increase, respectively, in the fair value of the liability or (B) the interest rate would result in a $5,357,000 and $1,352,000 increase, respectively, in the fair value of the liability. For the years ended December 31, 2002 and 2001, the change in fair value resulted in the Company recording a gain of $23,586,000 and $62,060,000, respectively. At December 31, 2002 and 2001, the Company recognized a liability totaling $5,168,000 and $93,125,000, respectively.

On December 21, 2001, the Company declared a distribution of certain net assets to New York Life, which included the value of the TRACES embedded derivative (Note 6). The net assets including the TRACES derivative were distributed to New York Life on February 11, 2002 (Note 3).

NOTE 8 - RELATED PARTY TRANSACTIONS

NEW YORK LIFE

The Company and several of its subsidiaries are party to service agreements with New York Life, whereby New York Life provides services to the Company and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which the Company and its subsidiaries are billed. The Company and its subsidiaries are charged for these services based upon allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to the Company and its subsidiaries. For the years ended December 31, 2002 and 2001, expenses allocated under this agreement were $35,465,000 and $39,155,000, respectively. At December 31, 2002 and 2001, the amounts payable to New York Life were $5,258,000 and $9,361,000, respectively.

The Company executed a promissory note with New York Life dated August 22, 2001 whereby the Company loaned New York Life $238,889,000. The note has a par value of $243,225,000 and an interest rate 3.3% per annum. Interest on the note is payable quarterly on each 21st of November, February, May and August until maturity on August 21, 2011. For the years ended December 31, 2002 and 2001, interest earned on the loan was $430,000 and $157,000, respectively. At December 31, 2002 and 2001, the Company had a receivable of $239,476,000 and $239,045,000, respectively, from New York Life.

The Company executed a promissory note with New York Life dated November 7, 2000 whereby the Company loaned New York Life $184,359,000 at the rate of 8.5475% per annum. Interest on the note is compounded quarterly on each 15th of November, February, May and August until maturity on November 15, 2003. For the year ended December 31, 2001, the Company recorded interest income of $16,475,000. This note was cancelled on February 11, 2002 (Note 3).

NYLACOR had an agreement with New York Life whereby New York Life reimbursed NYLACOR on a monthly basis for actual costs incurred in connection with the administration of the long-term care product. Effective January 1, 2002, this agreement was terminated in connection with the distribution of NYLACOR's net assets to New York Life (Note 3). For the year ended December 31, 2001, expenses and reimbursements totaled $13,777,000, of which $363,000 was due from New York Life.

Eagle had an agreement with New York Life whereby Eagle provided financial planning, training and materials to New York Life, its employees and agents. For performance of these services, Eagle received a fee equal to all costs (except commissions, depreciation and federal taxes) incurred by Eagle in performing such services. Eagle was reimbursed at 75% of these costs for the six months ended June 30, 2002 and at 90% for 2001. For the years ended December 31, 2002 and 2001, fees earned were $905,000 and $1,658,000, respectively. At December 31, 2001 amounts due to New York Life were $23,000. During 2002, this agreement was terminated.

Capital Corporation entered into a credit agreement dated October 1, 1997, as amended, with New York Life, whereby Capital Corporation agreed to make loans to New York Life in an aggregate principal amount up to, but not exceeding $2,000,000,000, at any time. This agreement and any loans made shall be automatically extended and renewed for additional one-year periods, unless either Capital Corporation or New York Life notifies the other to terminate the agreement. For the years ended December 31, 2002 and 2001, Capital Corporation recorded interest income of $21,885,000 and $14,844,000, respectively, and reimbursement of debt issuance costs of $626,000 and $246,000, respectively. At December 31, 2002 and 2001, loans to New York Life were $1,499,752,000 and $999,751,000, respectively, and interest receivable from New York Life was $1,938,000 and $1,804,000, respectively.

In accordance with an expense sharing agreement, Capital Corporation provides New York Life with expertise in connection with the issuance of commercial paper and in turn New York Life reimburses Capital Corporation for expenses incurred. For the years ended December 31, 2002 and 2001, fee income was $592,000 and $272,000, respectively.

In accordance with expense sharing agreements, NYLTemps and NYLINK provided New York Life with expertise in the areas of temporary employee services and enhancing agent relations, respectively, and in turn New York Life reimbursed NYLTemps and NYLINK (excluding NYL Executive Benefits division) for expenses incurred. For the years ended December 31, 2002 and 2001, the total amounts earned under these agreements were $324,000 and $4,558,000, respectively. NYLTemps was dissolved in 2002.

NYL Trust is party to various agreements with New York Life, whereby NYL Trust acts as investment manager or passive trustee/contract holder for the New York Life Trust Company Collective Investment Trust, the New York Life Trust Company GS1 Vanguard Collective Investment Trust and various plans participating in New York Life's Stable Value account. Pursuant to these agreements, fees are paid by New York Life to NYL Trust in accordance with the current fee structure. For the years ended December 31, 2002 and 2001, fee income earned on these agreements were $300,000 and $237,000, respectively. At December 31, 2002 and 2001, amounts due to NYL Trust were $44,000 and $45,000, respectively.

NEW YORK LIFE INVESTMENT MANAGEMENT HOLDINGS LLC ("NYLIM HOLDINGS")

Capital Corporation entered into a credit agreement dated June 28, 2002 (expires on June 30, 2003) with NYLIM Holdings, a wholly-owned subsidiary of New York Life, whereby Capital Corporation agreed to make loans to NYLIM Holdings in an aggregate principal amount up to, but not exceeding $350,000,000 at any time. For the year ended December 31, 2002, Capital Corporation recorded interest income of $3,052,000 and reimbursement of debt issuance costs of $83,000. At December 31, 2002, the loan and interest receivable from NYLIM Holdings were $200,000,000 and $286,000, respectively.

Capital Corporation entered into a credit agreement dated March 23, 2001 with NYLIM Holdings whereby Capital Corporation agreed to make loans to NYLIM Holdings in an aggregate principal amount up to, but not exceeding $163,000,000 at any time. For the year ended 2001, Capital Corporation received interest income of $368,000 and reimbursement of debt issuance costs of $4,000. This agreement expired upon repayment of the outstanding balance on April 12, 2001.

NYLCAP MANAGER LLC ("NYLCAP MANAGER")

Capital Corporation entered into a credit agreement dated August 3, 2000 (amended September 24, 2002), with NYLCAP Manager, a wholly owned subsidiary of NYLIM Holdings whereby Capital Corporation agreed to make loans to NYLCAP Manager in an aggregate principal amount up to, but not exceeding $70,000,000, at any time. Capital Corporation received interest income of $2,000 in 2001. There were no amounts outstanding under this agreement at December 31, 2002 and 2001.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION ("NYLIAC")

Under an agreement with NYLIAC, a wholly owned subsidiary of New York Life, NYLIFE Securities directs and supervises NYLIAC's sale of variable annuity contracts and variable life insurance policies through separate accounts maintained by NYLIAC. NYLIFE Securities' expenses incurred in connection with the offering of these products are billed to New York Life. For the years ended December 31, 2002 and 2001, NYLIFE Securities earned commission revenue of $71,231,000 and $125,846,000, respectively. For the years ended December 31, 2002 and 2001, related expenses reimbursed by New York Life totaled $1,911,000 and $2,078,000, respectively. At December 31, 2002 and 2001, $173,000 and
$95,000, respectively were due to New York Life.

NYLIFE DISTRIBUTORS

NYLIFE Securities has entered into a soliciting dealer agreement with NYLIFE Distributors, whereby NYLIFE Distributors pays NYLIFE Securities commissions, known as gross dealer concessions, for sales of MainStay mutual funds and CollegeSense municipal fund securities by the registered representatives of NYLIFE Securities. For the years ended December 31, 2002 and 2001, NYLIFE Securities recorded commission income related to the sales of The MainStay Funds of $46,384,000 and $53,046,000, respectively: commissions relating to the sale of College Sense interests were $859,300 and $22,400, respectively. At December 31, 2002 and 2001, the receivables from NYLIFE Distributors were $5,287,000 and $6,474,000, respectively.

NYL Trust is compensated by NYLIFE Distributors for directed trustee or custodian services provided to certain clients participating in New York Life's 401(k) Small plans. For the years ended December 31, 2002 and 2001, fee income was $365,000 and $267,000, respectively. At December 31, 2002 and 2001, fee income receivables were $97,000 and $76,000, respectively.

NYLIM SERVICE COMPANY LLC ("NYLIM SERVICE COMPANY")

NYL Trust is party to a service agreement with NYLIM Service Company, an indirect wholly owned subsidiary of New York Life, whereby NYLIM Service Company performs administrative functions and services for certain of the Fund's accounts on behalf of NYL Trust. NYL Trust agrees to act as the fiduciary of such accounts. For the years ended December 31, 2002 and 2001, service fee expenses incurred by NYL Trust under this agreement were $2,625,000 and $2,567,000, respectively. A net settlement is made between NYL Trust and NYLIM Service Company annually. At December 31, 2002 and 2001, the amount due to NYLIM Service Company totaled $2,200,0000 and $2,300,000, respectively.

NYLIM

NYL Trust is compensated by NYLIM to provide directed trustee or custodian services to certain clients participating in New York Life's 401(k) Complete product. A net settlement is made between NYL Trust and NYLIM quarterly. At December 31, 2002 and 2001, receivables from NYLIM were $99,000.

NYLIM provides certain subsidiaries of the Company with services and facilities, including, but not limited to, employee benefit plan, personal administration, investment, legal, marketing, sales, tax, treasury and underwriting. As a result, NYLIM charges these subsidiaries a fee equal to the cost to NYLIM of providing such services and facilities, including all expenses, direct and allocated, reasonably and equitably determined by NYLIM to be attributable to the Company for services and facilities. For the years ended December 31, 2002 and 2001, expenses allocated under this agreement were $1,457,000 and $1,262,000, respectively. At December 31, 2002 and 2001, the amounts payable to NYLIM were $305,000 and $1,262,000, respectively.

NYLIFE Securities receives fees based on assets under management in the Eclipse Money Market Fund Sweep Shares fund. This fund is utilized as the sweep vehicle in brokerage accounts of the customers of NYLIFE Securities. For the years ended December 31, 2002 and 2001, NYLIFE Securities earned fees of $726,000 and $691,000, respectively. At December 31, 2002 and 2001, accounts receivable from NYLIM were $62,000 and $61,000, respectively.

NOTE 9 - INCOME TAXES

Through the date of conversion to limited liability company status, the Company and its 80% or more owned domestic subsidiaries were members of an affiliated group which joined in the filing of a consolidated federal income tax return with New York Life. Following their conversion, the income or loss of the Company and certain other subsidiaries that were also converted to limited liability companies, is included in New York Life's federal, state, and local taxable income. Subsidiaries that were not converted continue to be members of the same affiliated group and continue to join in filing a consolidated tax return with New York Life.

The tax allocation agreement both before and after the limited liability company conversions provide that each company will be allocated its share of tax expense or benefit determined generally on a separate company basis, but may, where applicable, allocate the tax benefits of operating or capital losses utilizable in the respective returns. Estimated payments for taxes are made between the related companies both before and after the conversion. State, local, and foreign tax returns generally are filed separately. The income tax receivable (payable) included ($100,000) due to and $2,263,000 due from New York Life as of December 31, 2002 and 2001, respectively, pursuant to the tax allocation agreement.

For the year ended December 31, 2002, a previously established valuation allowance of $52 million was released resulting in a current year tax benefit. This valuation allowance was established in prior years due to management's assessment of the ability to realize the deferred tax asset arising from its investment in NYLUK. Subsequently, an active strategic plan to restructure the underlying investment was put into place, therefore, management's evaluation of the recoverability of that deferred tax asset has changed. It is management's belief that it is more likely than not that the deferred tax asset will be realizable therefore the valuation allowance is no longer required.

The components of income tax (benefit) expense for each year are as follows:


                         2002           2001
                       --------       --------
                           (in thousands)
Current
   Federal             $   (294)    $   (2,644)
   State                    134            149
   Foreign               (1,205)        (1,043)
                       --------       --------
   Total current         (1,365)        (3,538)
                       --------       --------
Deferred
   Federal              (48,350)        23,822
   State                     (2)            (2)
                       --------       --------
   Total deferred       (48,352)        23,820
                       --------       --------
   Total               $(49,717)      $ 20,282
                       ========       ========

For the years ended December 2002 and 2001, total income tax (benefit) expense is different from the amount computed using the statutory federal tax rate of 35%, the reconciliation is as follows:


                                                                        2002           2001
                                                                      --------       --------
                                                                          (in thousands)
Income tax expense at statutory rate                                  $  6,046       $ 28,345
State and local taxes, net of federal income tax benefit                    86             96
Amortization of goodwill                                                    --            122
Net foreign taxes                                                       (1,205)        (1,044)
Equity in non-consolidated affiliates                                   (2,883)        (6,215)
Non-deductible losses (gains) with respect to foreign operations            24         (1,202)
Investment in NYLUK                                                    (51,473)            --
Other                                                                     (312)           180
                                                                      --------       --------
     Total income tax expense                                         $(49,717)      $ 20,282
                                                                      ========       ========


The net deferred tax asset (liability) at December 31, 2002 and 2001 is attributable to the following temporary differences


                                                            2002           2001
                                                          --------       --------
                                                               (in thousands)
Deferred tax asset:
Non-deductible reserves                                   $  4,495       $  1,623
Deferred compensation                                          315            315
Investments in affiliates and partnerships                 (10,722)        12,130
Depreciation                                                   818            718
Investment in NYLUK                                         51,473         51,473
Net operating losses                                           260            312
Other                                                           --          1,082
                                                          --------       --------
           Gross deferred tax asset before allowance        46,639         67,653
Valuation allowance                                             --        (51,473)
                                                          --------       --------
           Gross deferred tax asset                         46,639         16,180
                                                          --------       --------

Deferred tax liability:
Unrealized appreciation of subsidiary                        7,947         27,049
Undistributed earnings of ESI                                4,841         13,012
Depreciation                                                    28          1,264
Unrealized investment gains                                    156             57
Other                                                            5             54
                                                          --------       --------
           Gross deferred tax liability                     12,977         41,436
                                                          --------       --------
Net deferred tax asset (liability)                        $ 33,662        (25,256)
                                                          ========       ========


NOTE 10 - COMMITMENTS AND CONTINGENCIES

LEASES

The Company and its subsidiaries lease office space and certain office equipment under various agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and rent escalations. For the years ended December 31, 2002 and 2001, gross rental expenses were $589,000 and $434,000, respectively, and sublease rental receipts were $319,000 and $321,000, respectively.

Future minimum lease payments under non-cancelable operating leases with original or remaining lease terms in excess of one year at December 31, 2002 are as follows:

                       Gross      Sublease
                       rental      rental
                      expenses    receipts
                      --------    --------
                         (in thousands)
2003                   $  490      $  338
2004                      490         338
2005                      490         338
2006                      490         338
2007 & thereafter       4,772       1,352
                       ------      ------
Total                  $6,732      $2,704
                       ======      ======

ASSETS PLEDGED AS COLLATERAL

In connection with the Company's agreement with CSFB dated August 22, 2001 (Note
6), the Company has agreed to lend CSFB up to 4,500,000 shares of ESI common stock. As of December 31, 2002 and 2001, CSFB had borrowed 3,655,000 and 3,405,000 shares, respectively, with a market value of $179,098,000 and $159,218,000, respectively, but these transactions were fully collateralized with the right of offset against the Company's liabilities to CSFB according to the collateral agreement. At December 31, 2002 and 2001, the carrying amount of the pledged shares was $47,970,000 and $36,476,000, respectively.

OTHER

The Company and its subsidiaries are defendants in various legal actions arising from their respective operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

The Company has a keepwell agreement with NYLIFE Securities whereby the Company has agreed to absorb any liability that may be allocated to NYLIFE Securities as a result of a lawsuit alleging misrepresentations and misappropriation of funds by a New York Life agent. At December 31, 2002, plaintiffs were seeking over $122,000,000 in compensatory and punitive damages. At this time, neither the probability of loss nor the amount of the plaintiffs' recovery, if any, can be estimated.

NYLIFE Securities' clears all its securities transactions through a clearing broker on a fully disclosed basis. Pursuant to the terms of the agreement between NYLIFE Securities and the clearing broker, the clearing broker has the right to charge NYLIFE Securities for losses that result from a customer's failure to fulfill its contractual obligations. As the right to charge NYLIFE Securities has no maximum amount and applies to all trades executed through the clearing broker, NYLIFE Securities believes there is no maximum amount assignable to this right. For the years ended December 31, 2002 and 2001, NYLIFE Securities paid the clearing broker $61,000 and $14,300, respectively, related to these contractual obligations. At December 31, 2002, NYLIFE Securities had not recorded a liability pertaining to this right. In addition, NYLIFE Securities has the right to pursue collection or performance from the customers who do not perform under their contractual obligations. NYLIFE Securities monitors the credit standing of the clearing broker and all customers with which it conducts business.

Certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory requirements. The Company or New York Life has agreed to support these and other subsidiaries so as to maintain adequate net worth. At December 31, 2002 and 2001, the net worth of these subsidiaries exceeded the regulatory requirements. Additionally, New York Life acts as a guarantor for an employment agreement and lease payments of the Company.

As part of NYLUK's sale of its common stock of Windsor Life Assurance Company ("WLAC") to LAHC in 1994, NYLUK became party to a Warranty and Indemnity Deed ("Deed") (guaranteed by the Company) which indemnified the outside investors against liabilities, costs and expenses with regard to specified matters, including the sale of personal pension plans between 1988 and 1994. In 1997, NYLUK had established a $122,734,000 reserve for the maximum liability under the Deed. In 1998 through 2000, the reserve was reduced as payments were made under the Deed. During 2001, the Company made $50,794,000 in payments under the Deed including a final settlement on June 14, 2001 of $42,574,000. The reserve remaining of $2,311,000 was then released into income.

NOTE 11 - EMPLOYEE BENEFIT PLANS

During 1998, NYLACOR enabled employees to participate in the NYLIC Executive Officers' Deferred Compensation and Retirement Plan and Field Sales Employees' Deferred Compensation and Retirement Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan enables eligible employees to defer receipt of an elected percentage of their annual compensation to a later date. Annually, the Company matches 100% of eligible employee contributions up to 3% of each participant's eligible compensation. A liability equal to the market value of the participants' contributions plus Company matching contributions is included in accrued expenses and other payables in the accompanying statement of financial position. Effective January 1, 2002, the Deferred Compensation Plan liability of $362,000 was transferred to New York Life in connection with the distribution of NYLACOR's net assets (Note 3). Deferred Compensation Plan company matching contributions was $8,900 for the year ended December 31, 2001.

Additionally, NYLACOR sponsored a 401(k) plan for its employees. For the year ended December 31, 2001, contributions to the 401(k) plan were $76,000. In 2002, New York Life assumed sponsorship of the 401(k) plan.

NOTE 12 - SUBSEQUENT EVENT

During January 2003, the Company received $200,000,000 representing full repayment on the short-term notes receivable from NYLIM Holdings.